SEPTEMBER 30, 2007

RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

DOMESTIC EQUITY FUNDS

MULTI-CAP CORE EQUITY FUND

SECTOR ROTATION FUND

ALTERNATIVE INVESTMENT FUNDS

ABSOLUTE RETURN STRATEGIES FUND

COMMODITIES STRATEGY FUND

(Formerly, Commodities Fund)

HEDGED EQUITY FUND

INTERNATIONAL ROTATION FUND

(Formerly, Managed Futures Fund)

MANAGED FUTURES STRATEGY FUND

REAL ESTATE FUND

(Formerly, Dynamic Strengthening Dollar Fund)

STRENGTHENING DOLLAR 2x STRATEGY FUND

(Formerly, Dynamic Weakening Dollar Fund)

WEAKENING DOLLAR 2x STRATEGY FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, Inc.

TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

7

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

12

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

46

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

48

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

50

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

54

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

58

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

70

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

74

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The second and third quarters of 2007 represented one of the most challenging environments for investors in recent memory. The major market averages started off the period by setting new highs only to dramatically change course in a four-week period from mid-July to mid-August by staging a gut-wrenching decline. From there, equity markets embarked on a spectacular rally, retracing almost all of their earlier losses by the end of September. During this period, global credit markets seized up, and interest rates on super-safe U.S. Treasury securities fell while interest rates on everything else rose. Investors were right to ask what was happening.

What was happening was that the democratization of credit and its dispersion throughout the global financial system was showing its nastier side. Reckless home lending practices here in the U.S. found their way into financial markets across the globe through an array of highly engineered securities with acronyms such as CDOs, CLOs and CMOs. Regardless of the moniker, the common thread was that by over-collateralizing low-quality debt, as if by alchemy, vast pools of low-quality mortgages could be transformed from junk status into AAA fixed-income securities.

Hedge funds purchased vast quantities of these structured products and leveraged this seemingly secure income stream in order to maximize returns. The problem was that Wall Street did not fully take into account how much the creditworthiness of home buyers had deteriorated in an era of loose underwriting standards. As rising defaults began to eat into collateral, rating agencies rushed to downgrade large swaths of the mortgage-backed bond market, sparking a stampede for the door.

Hedge funds were unable to meet redemption requests as investors backed away from credit exposure of all kinds. A classic credit squeeze began to unfold as buyers disappeared and lenders, not knowing where subprime risk resided, refused to lend.

With hedge funds failing and credit markets beginning to shut down, central banks stepped in to restore order to the credit markets. Unfortunately, this backfired and the equity markets recoiled. Midcaps,

international stocks, energy, materials and consumer discretionary stocks all declined by double digit rates as investors attempted to limit their exposure to the global financial system and to the U.S. consumer who looked to be going into shock.

In this environment, short-term rates came screaming down and credit spreads exploded wider as investors ran for the safety of short maturity government debt.

The events of August ushered in the most profound development of the period—a change in monetary policy by the Federal Reserve (“Fed”). For the first time in four years, the Fed cut the benchmark Fed

Funds target rate. Given the events leading up to this, the Fed’s September move was not unanticipated.

What was a surprise, however, was the magnitude of the move. The central bank dropped the Fed Funds rate by a half-point to 4.75%.

With that, the markets exploded in a massive rally that brought the averages almost back to where they had started the quarter. Moreover, all the sectors that had been pummeled during the previous four weeks led the way higher. Having suffered through the roughest market in years, investment managers were determined not to miss the rebound.

One of the investment themes that strongly reasserted itself after the July-August sell-off was global growth. With economic growth in the U.S. slowing, investors are favoring sectors—such as energy,

technology and basic materials—that derive much of their revenues and profits from overseas. For investors who had the fortitude to maintain their exposure to Rydex sector funds representing those areas over the last six months, they were handsomely rewarded with strong double digit-returns.

We also think it is very reasonable to assume that equity market volatility will be with us for some time.

Low volatility strategies as represented by the Rydex Absolute Return Strategies, Hedged Equity and

Managed Futures Strategy Funds should provide a nice offset to the more dynamic global growth theme.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

Director of Portfolio Strategies

David Reilly, CFA

2

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Some of the Rydex Funds described in this report are benchmarked daily to leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150%

of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a

6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value

(“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls

9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

Index

Index

Fund

Fund

Level

Performance

Expectation

Fund NAV

Performance

Assessment

Start

100

$10.00

Day 1

106

6.0%

9.0%

$10.90

9.0%

In line

Day 2

99

-6.6%

-9.9%

$ 9.82

-9.9%

In line

Cumulative

-1.0%

-1.5%

-1.8%

-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2007 and ending September 30, 2007.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account val-

ues and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange

Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return.

Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.

The calculations above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2007

September 30, 2007

Period*

Table 1. Based on actual Fund return

Multi-Cap Core Equity Fund

A-Class

1.26%

$1,000.00

$

999.41

$

6.32

C-Class

2.00%

1,000.00

995.73

10.01

H-Class

1.26%

1,000.00

999.41

6.32

Sector Rotation Fund

A-Class

1.66%

1,000.00

1,174.72

9.05

C-Class

2.41%

1,000.00

1,170.10

13.11

H-Class

1.66%

1,000.00

1,174.22

9.05

Absolute Return Strategies Fund

A-Class

1.80%

1,000.00

1,024.21

9.13

C-Class

2.55%

1,000.00

1,020.66

12.92

H-Class

1.80%

1,000.00

1,024.19

9.13

Commodities Strategy Fund

A-Class

1.52%

1,000.00

1,137.32

8.14

C-Class

2.27%

1,000.00

1,132.49

12.14

H-Class

1.51%

1,000.00

1,136.48

8.09

Hedged Equity Fund

A-Class

1.92%

1,000.00

1,019.40

9.72

C-Class

2.66%

1,000.00

1,015.78

13.44

H-Class

1.92%

1,000.00

1,019.39

9.72

International Rotation Fund**

A-Class

1.68%

1,000.00

1,062.40

1.28

C-Class

2.43%

1,000.00

1,062.40

1.85

H-Class

1.66%

1,000.00

1,062.80

1.27

Managed Futures Strategy Fund

A-Class

1.67%

1,000.00

1,006.39

8.40

C-Class

2.45%

1,000.00

1,002.40

12.30

H-Class

1.71%

1,000.00

1,006.39

8.60

Real Estate Fund

A-Class

1.62%

1,000.00

901.57

7.72

C-Class

2.37%

1,000.00

897.87

11.28

H-Class

1.62%

1,000.00

901.52

7.72

Strengthening Dollar 2x Strategy Fund

A-Class

1.67%

1,000.00

907.30

7.98

C-Class

2.41%

1,000.00

903.96

11.50

H-Class

1.66%

1,000.00

907.22

7.94

Weakening Dollar 2x Strategy Fund

A-Class

1.66%

1,000.00

1,135.22

8.89

C-Class

2.41%

1,000.00

1,130.96

12.87

H-Class

1.66%

1,000.00

1,134.84

8.88

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2007

September 30, 2007

Period*

Table 2. Based on hypothetical 5% return

Multi-Cap Core Equity Fund

A-Class

1.26%

$1,000.00

$1,018.67

$

6.40

C-Class

2.00%

1,000.00

1,014.92

10.15

H-Class

1.26%

1,000.00

1,018.67

6.40

Sector Rotation Fund

A-Class

1.66%

1,000.00

1,016.64

8.43

C-Class

2.41%

1,000.00

1,012.83

12.23

H-Class

1.66%

1,000.00

1,016.64

8.43

Absolute Return Strategies Fund

A-Class

1.80%

1,000.00

1,015.93

9.14

C-Class

2.55%

1,000.00

1,012.83

12.95

H-Class

1.80%

1,000.00

1,015.93

9.14

Commodities Strategy Fund

A-Class

1.52%

1,000.00

1,017.35

7.72

C-Class

2.27%

1,000.00

1,013.54

11.52

H-Class

1.51%

1,000.00

1,017.40

7.67

Hedged Equity Fund

A-Class

1.92%

1,000.00

1,015.32

9.75

C-Class

2.66%

1,000.00

1,011.56

13.50

H-Class

1.92%

1,000.00

1,015.32

9.75

International Rotation Fund**

A-Class

1.68%

1,000.00

1,016.54

8.53

C-Class

2.43%

1,000.00

1,012.73

12.34

H-Class

1.66%

1,000.00

1,016.64

8.43

Managed Futures Strategy Fund

A-Class

1.67%

1,000.00

1,016.59

8.48

C-Class

2.45%

1,000.00

1,012.63

12.44

H-Class

1.71%

1,000.00

1,016.39

8.68

Real Estate Fund

A-Class

1.62%

1,000.00

1,016.84

8.22

C-Class

2.37%

1,000.00

1,013.04

12.03

H-Class

1.62%

1,000.00

1,016.84

8.22

Strengthening Dollar 2x Strategy Fund

A-Class

1.67%

1,000.00

1,016.59

8.48

C-Class

2.41%

1,000.00

1,012.83

12.23

H-Class

1.66%

1,000.00

1,016.64

8.43

Weakening Dollar 2x Strategy Fund

A-Class

1.66%

1,000.00

1,016.64

8.43

C-Class

2.41%

1,000.00

1,012.83

12.23

H-Class

1.66%

1,000.00

1,016.64

8.43

*

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

**

Since the commencement of operations: August 31, 2007. Due to the limited length of Fund operations, current expense ratios may not be indicative of future expense ratios.

†

This ratio represents annualized Total Expenses, which include dividend expense from securities sold short and expenses waived by

Rydex Investments. Excluding short dividend expense, the operating expense ratio would be 0.41%, 0.53% and 0.04% lower in each class of the Absolute Return Strategies Fund, Hedged Equity Fund and Managed Futures Strategy Fund, respectively. Excluding waived expenses, the net expense ratio of the Commodities Strategy Fund would be 0.32%, 0.32% and 0.31% lower for A-Class,

C-Class and H-Class, respectively.

6

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited)

MULTI-CAP CORE EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

Inception Dates:

Holdings Diversification (Market Exposure as % of Net Assets)

Futures Contracts

A-Class

March 31, 2004

100%

C-Class

September 23, 2002

Consumer Staples

H-Class

September 23, 2002

Energy

80%

Health Care

Ten Largest Holdings (% of Total Net Assets)

Industrials

Exxon Mobil Corp.

1.8%

60%

Consumer

General Electric Co.

1.1%

Discretionary

AT&T, Inc.

1.0%

40%

Information

Bank of America Corp.

0.9%

Technology

Chevron Corp.

0.8%

Cisco Systems, Inc.

0.8%

20%

Financials

International Business Machines Corp.

0.7%

Other

Microsoft Corp.

0.7%

0%

JPMorgan Chase & Co.

0.7%

Multi-Cap Core Equity Fund

Pfizer, Inc.

0.7%

Top Ten Total

9.2%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

“Ten Largest Holdings” exclude any temporary cash

or derivative investments.

SECTOR ROTATION FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

100%

C-Class

March 22, 2002

Energy

H-Class

March 22, 2002

80%

Consumer Discretionary

Telecommunication Services

Ten Largest Holdings (% of Total Net Assets)

60%

Information Technology

Amazon.com, Inc.

2.4%

BHP Billiton Ltd. — SP ADR

2.1%

Materials

Fluor Corp.

2.1%

40%

China Mobile Ltd. —

SP ADR

2.1%

20%

Industrials

Foster Wheeler Ltd.

1.8%

Companhia Vale do Rio Doce —

0%

SP ADR

1.8%

Sector Rotation Fund

Jacobs Engineering Group, Inc.

1.8%

ArcelorMittal

1.7%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any

KBR, Inc.

1.6%

temporary cash investments.

Kirby Corp.

1.5%

Top Ten Total

18.9%

“Ten Largest Holdings” exclude any temporary cash

or derivative investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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7

Consumer Discretionary
Financials
Telecommunication Services
Industrials
Health Care
Materials
Information Technology
Consumer Staples
Utilities
Energy
Exchange Traded Funds
Futures Contracts
CDX Swap Agreements Protection Sold

FUND PROFILES (Unaudited) (continued)

ABSOLUTE RETURN STRATEGIES FUND

OBJECTIVE: To provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

40%

A-Class

September 19, 2005

35%

C-Class

September 19, 2005

30%

H-Class

September 19, 2005

20%

25%

15%

Ten Largest Holdings (% of Total Net Assets)

5%

10%

iShares MSCI Emerging Markets

0%

Index Fund

4.5%

Indexed Trust

-5%

iShares S&P GSCI Commodity

-10%

2.3%

-15%

Hewlett-Packard Co.

1.0%

AT&T, Inc.

0.9%

ConocoPhillips

0.8%

National-Oilwell Varco, Inc.

0.7%

Goldman Sachs Group, Inc.

0.7%

Safeway, Inc.

0.6%

Long Holdings

Short Holdings

Absolute Return Strategies Fund

Absolute Return Strategies Fund

0.6%

Verizon Communications, Inc.

0.6%

Wal-Mart Stores, Inc.

Top Ten Total

12.7%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate to the performance of a benchmark for commodities. The

Fund’s current benchmark is the S&P GSCI™ Commodity Index.

Holdings Diversification (Market Exposure as % of Net Assets)

100%

Livestock

Inception Dates:

Traded Funds

Exchange

Industrial Metals

A-Class

May 25, 2005

80%

Agriculture

C-Class

May 25, 2005

H-Class

May 25, 2005

60%

The Fund invests principally in exchange

Structured Notes

traded funds and in derivative instruments

40%

Energy

such as structured notes, futures contracts,

and options on index futures.

20%

0%

Other

Commodities

S&P GSCITM

Strategy Fund

Commodity Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

8

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

Telecommunication Services
Financials
Consumer Discretionary
Industrials
Materials
Health Care
Energy
Information Technology
Consumer Staples
Utilities
Exchange Traded Funds
Futures Contracts

FUND PROFILES (Unaudited) (continued)

HEDGED EQUITY FUND

OBJECTIVE: To provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

40%

A-Class

September 19, 2005

35%

C-Class

September 19, 2005

30%

H-Class

September 19, 2005

20%

25%

10%

15%

Ten Largest Long Holdings (% of Total Net Assets)

5%

iShares MSCI Emerging Markets

0%

Index Fund

6.8%

-5%

Hewlett-Packard Co.

1.1%

-15%

-10%

AT&T, Inc.

0.9%

ConocoPhillips

0.8%

National-Oilwell Varco, Inc.

0.7%

Goldman Sachs Group, Inc.

0.7%

Safeway, Inc.

0.7%

Verizon Communications, Inc.

0.6%

Expedia, Inc.

0.6%

Hedged Equity Fund Long Holdings

Hedged Equity Fund Short Holdings

Wal-Mart Stores, Inc.

0.6%

Top Ten Total

13.5%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any

“Ten Largest Long Holdings” exclude any

temporary cash investments.

temporary cash or derivative investments.

INTERNATIONAL ROTATION FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

100%

North America

Inception Dates:

Australia

(Canada)

Australia

Asia

A-Class

August 31, 2007

80%

Asia

C-Class

August 31, 2007

H-Class

August 31, 2007

60%

The Fund invests principally in exchange

traded funds and derivative investments such

options on currencies.

40%

Europe

as swap agreements, futures contracts and

Europe

20%

International

MSCI World

0%

Rotation Fund

Ex-US Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

9

FUND PROFILES (Unaudited) (continued)

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: To provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund’s current benchmark is the Standard & Poor’s Diversified Trends Indicator®.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Exchange Traded

A-Class

March 2, 2007

Funds

C-Class

March 2, 2007

100%

H-Class

March 2, 2007

Commodities

80%

Contracts

Futures

The Fund invests principally in exchange

traded funds and derivative investments such

60%

as commodity, currency and financial linked

Structured Notes

notes, futures contracts, and options on index

40%

futures.

Financial

Futures

20%

Contracts

Exchange Traded

0%

-20%

Funds Short Sales

Managed Futures

S&P Diversified

Strategy Fund

Trends Indicator

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

REAL ESTATE FUND

OBJECTIVE:

Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts (“REITs”).

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Real Estate

A-Class

September 1, 2004

& Development

Management

C-Class

February 20, 2004

H-Class

February 20, 2004

6%

Ten Largest Holdings (% of Total Net Assets)

Simon Property Group, Inc.

2.8%

Brookfield Asset Management,

Real Estate

Inc. — Class A

2.7%

Investment

ProLogis

2.6%

Trusts

Vornado Realty Trust

2.3%

94%

Archstone-Smith Trust

2.2%

Public Storage, Inc.

2.1%

KIMCO Realty Corp.

2.1%

General Growth Properties, Inc.

2.1%

Boston Properties, Inc.

2.0%

Equity Residential

2.0%

Real Estate Fund

Top Ten Total

22.9%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

“Ten Largest Holdings” exclude any temporary cash

temporary cash investments.

or derivative investments.

10

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (concluded)

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index®.

Holdings Diversification (Market Exposure as % of Net Assets)

200%

Inception Dates:

A-Class

May 25, 2005

C-Class

May 25, 2005

H-Class

May 25, 2005

150%

100%

Swap Agreements

Canadian Dollar

Currency Index

The Fund invests principally in derivative

British Pound

Japanese Yen

investments such as currency index swap

50%

agreements, futures contracts, and options

Futures

on index futures.

Contracts

Euro

0%

Other

Strengthening Dollar

U.S. Dollar Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse performance of the U.S. Dollar Index.

Holdings Diversification (Market Exposure as % of Net Assets)

British Pound

100%

Canadian Dollar

Inception Dates:

80%

Japanese Yen

A-Class

May 25, 2005

60%

C-Class

May 25, 2005

40%

Euro

H-Class

May 25, 2005

Other

20%

0%

The Fund invests principally in derivative

Futures Contracts

investments such as currency index swap

-20%

Short Sales

agreements, futures contracts, and options

-40%

on index futures.

-60%

Currency Index Swap

-80%

-100%

Agreements Short Sales

-120%

-140%

-160%

-180%

-200%

Weakening Dollar

U.S. Dollar Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

11

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 97.8%

First Citizens BancShares, Inc. —

Class A

733

$

127,835

FINANCIALS 18.4%

Capital Trust, Inc. — Class A†

3,590

127,445

Bank of America Corp.

11,090

$

557,494

Amerisafe, Inc.*

7,640

126,366

JPMorgan Chase & Co.

9,320

427,042

Reinsurance Group of America,

Wells Fargo & Co.

9,890

352,282

Inc.

2,220

125,852

Citigroup, Inc.

7,200

336,024

Allied World Assurance Holdings

Wachovia Corp.†

6,090

305,413

Ltd

2,420

125,622

Merrill Lynch & Co., Inc.†

3,280

233,798

AmeriCredit Corp.*†

7,070

124,291

ProLogis†

3,190

211,656

Resource Capital Corp.†

11,010

123,973

U.S. Bancorp†

5,790

188,349

Patriot Capital Funding, Inc.†

9,220

123,271

Genworth Financial, Inc. —

Gramercy Capital Corp.

4,870

122,578

Class A

6,000

184,380

Colonial Properties Trust†

3,562

122,177

Travelers Cos, Inc.

3,640

183,238

NYMAGIC, Inc.†

4,380

121,808

Hartford Financial Services

Federal Agricultural Mortgage

Group, Inc.†

1,979

183,156

Corp.

4,145

121,697

KeyCorp†

5,525

178,623

FirstFed Financial Corp.*†

2,440

120,902

American International Group,

Arbor Realty Trust, Inc.

6,390

120,707

Inc.

2,576

174,266

CNA Financial Corp.

2,925

115,011

SunTrust Banks, Inc.

2,200

166,474

Taylor Capital Group, Inc.

4,100

114,513

PNC Financial Services Group,

Capital Southwest Corp.†

920

112,939

Inc.†

2,440

166,164

Hersha Hospitality Trust

11,360

112,464

Lincoln National Corp.

2,460

162,286

Imperial Capital Bancorp, Inc.

3,970

112,152

Aspen Insurance Holdings Ltd.

5,720

159,645

BRT Realty Trust

6,460

112,016

Franklin Resources, Inc.

1,250

159,375

HRPT Properties Trust†

11,240

111,164

Regions Financial Corp.†

5,370

158,308

DiamondRock Hospitality Co.†

6,270

109,161

M&T Bank Corp.

1,510

156,209

UnumProvident Corp.

4,120

100,816

American Capital Strategies,

E*Trade Financial Corp.*†

7,710

100,693

Ltd.†

3,600

153,828

NorthStar Realty Finance Corp.†

9,760

96,917

Zions Bancorporation

2,210

151,761

Deerfield Triarc Capital Corp.†

10,250

92,762

Senior Housing Properties Trust†

6,855

151,221

ACE Ltd.

1,481

89,704

National Retail Properties, Inc.

6,100

148,718

Whitney Holding Corp.

3,380

89,164

Max Capital Group Ltd.

5,250

147,210

Anthracite Capital, Inc.†

8,110

73,801

A.G. Edwards, Inc.

1,740

145,725

MCG Capital Corp.

5,040

72,526

PMI Group, Inc.

4,380

143,226

Capital One Financial Corp.

1,070

71,080

Annaly Mortgage Management,

Radian Group, Inc.†

2,890

67,279

Inc.

8,940

142,414

First Community Bancorp†

1,160

63,464

Philadelphia Consolidated

Community Bancorp*

2,470

62,096

Holding Corp.*

3,420

141,383

NGP Capital Resources Co.

3,630

58,915

Alleghany Corp.*

340

138,040

RAIT Financial Trust†

6,930

57,034

Advanta Corp.

5,030

137,923

ACA Capital Holdings, Inc.*†

9,140

55,663

Hercules Technology Growth

Morgan Stanley

847

53,361

Capital, Inc.†

10,330

137,079

Discover Financial Services*

2,448

50,918

FBL Financial Group, Inc. —

Goldman Sachs Group, Inc.

220

47,683

Class A

3,390

133,871

Cowen Group, Inc.*

3,400

46,988

East-West Bancorp, Inc.†

3,702

133,124

Asta Funding, Inc.†

1,060

40,619

Nationwide Financial Services,

Triad Guaranty, Inc.*†

2,120

40,216

Inc.

2,440

131,321

Assurant, Inc.

695

37,183

Navigators Group, Inc.*

2,420

131,285

Allstate Corp.

310

17,729

Hospitality Properties Trust†

3,180

129,267

Bear Stearns Cos., Inc.

100

12,281

MainSource Financial Group,

American Express Co.†

180

10,687

Inc.†

7,320

129,052

iStar Financial, Inc.

300

10,197

Banco Latinoamericano de

Ocwen Financial Corp.*†

640

6,035

Exportaciones SA

7,060

128,351

Total Financials

11,587,022

Financial Federal Corp.†

4,580

128,286

12

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

INFORMATION TECHNOLOGY 16.6%

Authorize.Net Holdings, Inc.*

6,190

$

109,130

Cisco Systems, Inc.*

15,690

$

519,496

Rudolph Technologies, Inc.*

7,780

107,597

International Business Machines

Convergys Corp.*

6,150

106,764

Corp.

3,880

457,064

Symantec Corp.*†

5,470

106,009

Microsoft Corp.

14,720

433,651

JDA Software Group, Inc.*

5,130

105,986

Hewlett-Packard Co.

7,690

382,885

MKS Instruments, Inc.*

5,420

103,088

Oracle Corp.*

13,290

287,729

Photronics, Inc.*

9,020

102,918

Google, Inc. — Class A*

415

235,417

Intevac, Inc.*

6,735

102,372

eBay, Inc.*†

5,390

210,318

Optium Corp.*†

9,740

101,101

Xerox Corp.*

11,280

195,595

Compuware Corp.*

12,430

99,689

Intel Corp.

6,905

178,563

eSpeed, Inc. — Class A*

11,040

94,171

Applied Materials, Inc.

8,480

175,536

Sybase, Inc.*†

3,950

91,364

Electronic Data Systems Corp.

7,910

172,754

Advanced Energy Industries,

Computer Sciences Corp.*

3,000

167,700

Inc.*

6,020

90,902

Accenture Ltd. — Class A

4,160

167,440

MPS Group, Inc.*†

8,096

90,270

Apple, Inc.*

1,050

161,217

PC Connection, Inc.*

6,970

87,125

Imergent, Inc.†

7,060

158,356

The Knot, Inc.*

2,620

55,701

Western Digital Corp.*

6,250

158,250

Tellabs, Inc.*

5,253

50,009

Lam Research Corp.*†

2,960

157,650

Ciber, Inc.*

5,920

46,235

Avaya, Inc.*

9,250

156,880

Lexmark International, Inc.*

1,050

43,607

Network Appliance, Inc.*

5,770

155,271

Fair Isaac Corp.†

1,095

39,540

Intersil Corp. — Class A

4,630

154,781

Silicon Storage Technology, Inc.*

9,570

30,815

Parametric Technology Corp.*

8,710

151,728

LSI Logic Corp.*

3,470

25,747

Comtech Telecommunications

TIBCO Software, Inc.*†

2,690

19,879

Corp.*

2,830

151,377

Qualcomm, Inc.

390

16,481

Cadence Design Systems, Inc.*†

6,780

150,448

Synopsys, Inc.*

400

10,832

Amkor Technology, Inc.*

13,050

150,336

Total Information Technology

10,477,313

Avnet, Inc.*

3,740

149,076

Fiserv, Inc.*

CONSUMER DISCRETIONARY 13.0%

2,902

147,596

Arrow Electronics, Inc.*

3,470

147,544

Walt Disney Co.†

7,410

254,830

Novellus Systems, Inc.*

5,110

139,299

Time Warner, Inc.

13,650

250,614

McDonald’s Corp.

Insight Enterprises, Inc.*

5,370

138,600

4,550

247,838

Comcast Corp. — Class A*†

9,700

234,546

Brooks Automation, Inc.*

9,700

138,128

Harris Corp.

2,380

Starwood Hotels & Resorts

137,540

EMC Corp*

6,580

Worldwide, Inc.

2,830

171,922

136,864

Brocade Communications Systems,

DIRECTV Group, Inc.*

6,930

168,260

Wynn Resorts Ltd.

1,060

167,014

Inc.*

15,900

136,104

AVX Corp.

8,200

132,020

Genuine Parts Co.

3,260

163,000

CBS Corp.†

THQ, Inc.*

5,280

131,894

5,150

162,225

Expedia, Inc.*

5,070

161,632

SPSS, Inc.*

3,190

131,237

Gannett Co., Inc.

3,550

155,135

Vignette Corp.*

6,470

129,853

Total System Services, Inc.

4,600

127,788

Clear Channel Communications,

Inc.

4,120

154,253

Checkpoint Systems, Inc.*

4,840

127,728

American Greetings Corp. —

Methode Electronics, Inc. —

Class A

8,460

127,323

Class A

5,731

151,298

Sherwin-Williams Co.†

2,290

150,476

SI International, Inc.*

4,450

127,137

ADC Telecommunications, Inc.*

6,430

Mattel, Inc.†

126,092

6,400

150,144

CommScope, Inc.*

2,420

121,581

CBRL Group, Inc.†

3,570

145,656

American Eagle Outfitters, Inc.

5,530

145,494

RealNetworks, Inc.*

17,540

118,921

Vishay Intertechnology, Inc.*

8,880

Black & Decker Corp.

1,740

144,942

115,706

IAC/InterActiveCorp*

4,850

Teradyne, Inc.*†

143,899

8,280

114,264

Entegris, Inc.*

13,140

114,055

Autoliv, Inc.

2,360

141,010

Arris Group, Inc.*†

9,110

112,509

Kohl’s Corp.*

2,440

139,885

Scholastic Corp.*

3,970

138,394

EMS Technologies, Inc.*

4,525

110,998

Macy’s, Inc.

4,240

Mattson Technology, Inc.*

12,680

109,682

137,037

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

13

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Mohawk Industries, Inc.*†

1,685

$

136,990

Brinker International, Inc.

245

$

6,723

Dillard’s, Inc. — Class A†

6,170

134,691

Charming Shoppes, Inc.*

610

5,124

Conn’s, Inc.*†

5,610

134,023

Total Consumer Discretionary

8,174,593

Big Lots, Inc.*†

4,450

132,788

INDUSTRIALS 12.2%

Jos. A. Bank Clothiers, Inc.*†

3,970

132,677

Churchill Downs, Inc.

2,630

131,395

General Electric Co.

17,476

723,506

Bob Evans Farms, Inc.

4,340

130,981

CSX Corp.†

5,140

219,632

Eaton Corp.

2,000

198,080

IHOP Corp.†

2,030

128,560

Weyco Group, Inc.

4,070

127,839

Lockheed Martin Corp.

1,810

196,367

AnnTaylor Stores Corp.*

4,036

127,820

General Dynamics Corp.

2,250

190,057

Illinois Tool Works, Inc.

3,090

Staples, Inc.

5,926

127,350

184,288

Union Pacific Corp.

1,620

183,157

News Corp. — Class A

5,740

126,223

Movado Group, Inc.

3,950

126,084

Cummins, Inc.

1,420

181,604

Parker Hannifin Corp.

1,620

181,165

Polo Ralph Lauren Corp.

1,620

125,955

Raytheon Co.†

2,800

178,696

Monarch Casino & Resort, Inc.*

4,350

123,757

L-3 Communications Holdings,

Perry Ellis International, Inc.*

4,460

123,587

Inc.

1,730

176,702

Helen of Troy Ltd.*

6,320

122,039

FedEx Corp.

1,660

173,885

Office Depot, Inc.*

5,790

119,390

Meredith Corp.

2,070

118,611

Northrop Grumman Corp.

2,210

172,380

Books-A-Million, Inc.

8,481

112,204

Norfolk Southern Corp.†

3,140

162,997

Danaher Corp.†

1,950

161,284

Jackson Hewitt Tax Service, Inc.†

3,880

108,485

Cooper Industries Ltd. —

Hasbro, Inc.

3,760

104,829

NVR, Inc.*†

220

103,455

Class A

3,150

160,933

Service Corporation

SPX Corp.

1,735

160,592

AMETEK, Inc.

3,470

149,973

International

7,390

95,331

Stewart Enterprises, Inc. —

Deluxe Corp.

4,070

149,939

Thomas & Betts Corp.*†

2,415

141,616

Class A

11,420

87,020

Dress Barn, Inc.*

4,970

84,540

Perini Corp.*

2,520

140,944

West Marine, Inc.*†

7,270

83,968

DRS Technologies, Inc.†

2,550

140,556

Manitowoc Co., Inc.

3,120

Aftermarket Technology Corp.*

2,620

83,159

138,154

Belden, Inc.†

2,935

137,681

Stanley Works†

1,480

83,072

Kellwood Co.

4,870

83,034

Aerovironment, Inc.*

5,940

136,679

Children’s Place Retail Stores,

Goodman Global, Inc.*

5,720

136,594

Teleflex, Inc.†

1,745

135,970

Inc.*†

3,360

81,581

Continental Airlines, Inc. —

OfficeMax, Inc.

2,200

75,394

Class B*†

4,100

135,423

Core-Mark Holding Co., Inc.*

2,130

75,040

Jarden Corp.*

2,219

68,656

Gardner Denver, Inc.*

3,460

134,940

Steelcase, Inc. — Class A†

7,460

134,131

Standard Motor Products, Inc.

7,280

68,432

URS Corp.*

2,310

130,400

Warnaco Group, Inc.*

1,740

67,982

CDI Corp.

4,650

129,642

Systemax, Inc.†

2,990

61,116

Darden Restaurants, Inc.

1,360

56,930

Columbus McKinnon Corp. —

Class A*

5,130

127,686

Thor Industries, Inc.

930

41,841

Getty Images, Inc.*

1,400

38,976

School Specialty, Inc.*

3,590

124,322

G-III Apparel Group Ltd.*

1,710

33,670

On Assignment, Inc.*

13,120

122,541

Spherion Corp.*

14,710

121,505

Family Dollar Stores, Inc.

970

25,763

ValueVision Media, Inc. —

Republic Airways Holdings, Inc.*

5,655

119,716

Class A*

3,290

24,379

ABM Industries, Inc.

5,850

116,883

Cascade Corp.

1,780

116,003

Marriott International, Inc. —

Tredegar Corp.

Class A

490

21,300

6,636

114,471

Home Depot, Inc.†

653

21,183

Manpower, Inc.

1,740

111,969

Copa Holdings SA

2,620

104,931

J.C. Penney Co., Inc.

320

20,278

NACCO Industries, Inc. —

Starbucks Corp.*†

535

14,017

Class A

930

96,236

CKE Restaurants, Inc.

610

9,888

Snap-On, Inc.

190

9,413

Honeywell International, Inc.

1,590

94,557

WESCO International, Inc.*†

DG FastChannel, Inc.*

320

7,546

1,680

72,139

14

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Precision Castparts Corp.

410

$

60,672

Analogic Corp.

1,770

$

112,855

Boeing Co.

560

58,794

Greatbatch, Inc.*

4,140

110,083

CBIZ, Inc.*†

6,280

49,926

Healthspring, Inc.*

5,635

109,882

UAL Corp.*†

1,040

48,391

Merck & Co., Inc.

2,090

108,032

Robbins & Myers, Inc.

730

41,822

King Pharmaceuticals, Inc.*

8,460

99,151

Con-way, Inc.

870

40,020

Watson Pharmaceuticals, Inc.*

2,860

92,664

United Technologies Corp.

465

37,423

Viropharma, Inc.*

10,170

90,513

Crane Co.

770

36,937

Bio-Rad Laboratories, Inc. —

Burlington Northern Santa Fe

Class A*

1,000

90,500

Corp.†

390

31,656

Emergent Biosolutions, Inc.*

9,660

85,781

Caterpillar, Inc.†

390

30,588

Medical Action Industries, Inc.*

3,290

77,841

3M Co.†

300

28,074

Air Methods Corp.*

1,550

71,610

Allied Waste Industries, Inc.*†

1,880

23,970

HLTH Corp.*†

4,940

70,000

Tyco International Ltd.

370

16,406

Cubist Pharmaceuticals, Inc.*

3,100

65,503

Atlas Air Worldwide Holdings

DENTSPLY International, Inc.

1,565

65,167

Co., Inc.*

260

13,424

Abbott Laboratories

990

53,084

Beacon Roofing Supply, Inc.*†

1,060

10,833

Genentech, Inc.*

590

46,032

Hardinge, Inc.

245

8,533

Medtronic, Inc.

490

27,641

Robert Half International, Inc.

285

8,510

AmerisourceBergen Corp.

390

17,679

Kelly Services, Inc.

410

8,122

Wyeth

350

15,593

Total Industrials

7,675,027

Millennium Pharmaceuticals,

HEALTH CARE 10.7%

Inc.*†

1,290

13,094

Pfizer, Inc.

17,130

418,486

Total Health Care

6,771,187

Johnson & Johnson, Inc.

4,630

304,191

ENERGY 8.9%

Amgen, Inc.*

4,330

244,948

Exxon Mobil Corp.†

12,410

1,148,669

UnitedHealth Group, Inc.

5,000

242,150

Chevron Corp.†

5,650

528,727

Schering-Plough Corp.

6,920

218,880

ConocoPhillips

4,630

406,375

WellPoint, Inc.*

2,650

209,138

National-Oilwell Varco, Inc.*

1,740

251,430

Baxter International, Inc.

3,557

200,188

Occidental Petroleum Corp.

3,490

223,639

Aetna, Inc.

3,300

179,091

GlobalSantaFe Corp.

2,750

209,055

Humana, Inc.*

2,560

178,893

Marathon Oil Corp.

3,520

200,710

Thermo Fisher Scientific, Inc.*

2,920

168,542

Valero Energy Corp.

2,860

192,135

Biogen Idec, Inc.*

2,440

161,845

ENSCO International, Inc.†

2,897

162,522

Zimmer Holdings, Inc.*

1,970

159,550

Pride International, Inc.*

4,080

149,124

AMERIGROUP Corp.*

4,430

152,746

Golar LNG Ltd.†

6,580

146,866

WellCare Health Plans, Inc.*

1,380

145,493

Tesoro Corp.

3,070

141,281

Steris Corp.†

5,270

144,029

Patterson-UTI Energy, Inc.†

6,140

138,580

Martek Biosciences Corp.*†

4,950

143,698

Global Industries Ltd.*

5,310

136,786

CIGNA Corp.

2,690

143,350

GulfMark Offshore, Inc.*

2,775

135,031

Perrigo Co.

6,680

142,618

Schlumberger Ltd.

1,270

133,350

Cephalon, Inc.*†

1,940

141,736

Tidewater, Inc.†

2,120

133,221

Omnicell, Inc.*

4,940

140,988

SEACOR Holdings, Inc.*

1,390

132,189

Sciele Pharma, Inc.*†

5,210

135,564

Overseas Shipholding Group,

Arrow International, Inc.

2,960

134,650

Inc.†

1,660

127,538

Res-Care, Inc.*

5,880

134,299

Bronco Drilling Co., Inc.*†

8,330

123,284

Zoll Medical Corp.*

5,110

132,451

Holly Corp.

2,030

121,455

Cutera, Inc.*

5,030

131,836

Allis-Chalmers Energy, Inc.*†

6,391

121,045

Conmed Corp.*

4,640

129,874

Delek US Holdings, Inc.

4,650

116,622

Albany Molecular Research, Inc.*

8,130

122,763

Alon USA Energy, Inc.

3,290

111,136

Salix Pharmaceuticals Ltd.*†

9,710

120,598

Trico Marine Services, Inc.*†

3,310

98,638

McKesson Corp.

2,045

120,226

USEC, Inc.*†

7,840

80,360

Affymax, Inc.*

4,350

117,711

Plains Exploration & Production

Noven Pharmaceuticals, Inc.*

7,160

114,059

Co.*†

1,280

56,602

Mylan Laboratories, Inc.

7,136

113,891

Callon Petroleum Co.*

2,630

36,610

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

15

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

MULTI-CAP CORE EQUITY FUND

MARKET

VALUE

VALUE

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Mariner Energy, Inc.*†

1,655

$

34,275

Celanese Corp.

3,280

$

127,854

T-3 Energy Services, Inc. —

Cabot Corp.

3,540

125,776

Class A*

300

12,792

Headwaters, Inc.*†

7,600

113,088

Total Energy

5,610,047

PolyOne Corp.*

15,110

112,872

CONSUMER STAPLES 6.5%

Reliance Steel & Aluminum Co.

1,940

109,688

Altria Group, Inc.

5,900

410,227

Mercer International, Inc.*†

10,640

100,548

Procter & Gamble Co.

4,685

329,543

AEP Industries, Inc.*

2,170

91,878

CVS Corp.

6,240

247,291

Buckeye Technologies, Inc.*

5,130

77,668

Safeway, Inc.

5,786

191,575

Sonoco Products Co.

2,395

72,281

Kroger Co.†

5,830

166,272

CF Industries Holdings, Inc.

740

56,173

Loews Corp. — Carolina Group

2,000

164,460

Pactiv Corp.*

560

16,050

Molson Coors Brewing Co. —

Total Materials

2,899,227

Class B

1,630

162,462

UTILITIES 3.8%

General Mills, Inc.

2,690

156,047

Mirant Corp.*

4,171

169,651

Coca-Cola Co.

2,620

150,571

FPL Group, Inc.

2,710

164,985

Cal-Maine Foods, Inc.†

5,810

146,644

Duke Energy Corp.†

8,700

162,603

Pepsi Bottling Group, Inc.†

3,920

145,706

DTE Energy Co.†

3,290

159,368

Energizer Holdings, Inc.*

1,310

145,214

FirstEnergy Corp.

2,360

149,482

Church & Dwight Co., Inc.

3,000

141,120

WGL Holdings, Inc.

4,350

147,422

Corn Products International, Inc.

3,030

138,986

Energen Corp.

2,500

142,800

Herbalife Ltd.

3,000

136,380

TECO Energy, Inc.†

8,680

142,612

Village Super Market

2,600

135,200

Alliant Energy Corp.†

3,710

142,167

PepsiCo, Inc.

1,840

134,798

Avista Corp.

6,915

140,720

TreeHouse Foods, Inc.*

4,970

134,439

Energy East Corp.

5,150

139,308

J.M. Smucker Co.

2,480

132,482

Sierra Pacific Resources

8,680

136,536

NBTY, Inc.*

3,260

132,356

Puget Energy, Inc.

5,530

135,319

Winn-Dixie Stores, Inc.*†

6,580

123,178

AGL Resources, Inc.

3,390

134,312

Del Monte Foods Co.

10,260

107,730

Portland General Electric Co.

4,750

132,050

Central Garden and Pet Co. —

Reliant Energy, Inc.*

3,970

101,632

Class A*†

11,350

101,923

Atmos Energy Corp.

2,710

76,747

Prestige Brands Holdings, Inc. —

Allete, Inc.

1,060

47,446

Class A*

8,670

95,197

Wal-Mart Stores, Inc.

2,080

90,792

Total Utilities

2,425,160

Kimberly-Clark Corp.

605

42,507

TELECOMMUNICATION SERVICES 3.1%

Central European Distribution

AT&T, Inc.

15,050

636,766

Corp.*†

540

25,871

Telephone & Data Systems, Inc.

2,320

154,860

Universal Corp.†

315

15,419

CenturyTel, Inc.

3,110

143,744

NTELOS Holdings Corp.

4,840

142,586

Imperial Sugar Co., Inc.

200

5,226

Verizon Communications, Inc.

Total Consumer Staples

4,109,616

3,170

140,368

Atlantic Tele-Network, Inc.

3,640

132,314

MATERIALS 4.6%

U.S. Cellular Corp.*

1,316

129,231

Dow Chemical Co.

4,750

204,535

Shenandoah Telecommunications

Freeport-McMoRan Copper &

Co.†

5,910

128,602

Gold, Inc. — Class B

1,920

201,389

Syniverse Holdings, Inc.*

7,780

123,702

United States Steel Corp.

1,740

184,336

Sprint Nextel Corp.†

5,500

104,500

Albemarle Corp.

3,530

156,026

USA Mobility, Inc.*

5,055

85,278

Nucor Corp.†

2,550

151,648

American Tower Corp. —

International Paper Co.

4,195

150,475

Class A*

1,080

47,023

Cytec Industries, Inc.

2,150

147,038

Total Telecommunication Services

Lubrizol Corp.

2,240

145,734

1,968,974

Total Common Stocks

Rock-Tenn Co. — Class A

4,940

142,766

(Cost $56,329,159)

Ashland, Inc.†

2,315

139,386

61,698,166

Carpenter Technology Corp.

1,060

137,811

Temple-Inland, Inc.†

2,550

134,207

16

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

MULTI-CAP CORE EQUITY FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 2.1%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

due 10/01/07

$

778,841

$

778,841

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

435,199

435,199

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

91,628

91,628

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07

2,749

2,749

Total Repurchase Agreements

(Cost $1,308,417)

1,308,417

SECURITIES LENDING COLLATERAL 12.9%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

8,163,346

8,163,346

Total Securities Lending Collateral

(Cost $8,163,346)

8,163,346

Total Investments 112.8%

(Cost $65,800,922)

$ 71,169,929

Liabilities in Excess of

Other Assets – (12.8)%

$  (8,093,338)

Net Assets – 100.0%

$ 63,076,591

UNREALIZED

CONTRACTS

(NOTE 1)

LOSS

FUTURES CONTRACTS PURCHASED

December 2007 S&P 500 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $1,307,513)

17

$

(4,280)

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

17

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

SECTOR ROTATION FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 94.3%

Southern Copper Corp.†

31,700

$

3,925,411

Barrick Gold Corp.

85,000

3,423,800

INDUSTRIALS 30.9%

Monsanto Co.†

38,500

3,300,990

Fluor Corp.

53,200

$

7,659,736

Rio Tinto PLC — SP ADR†

9,000

3,090,600

Foster Wheeler Ltd.*

51,400

6,747,792

Alcoa, Inc.

78,300

3,063,096

Jacobs Engineering Group,

E.I. du Pont de Nemours and

Inc.*†

85,200

6,439,416

Co.

58,000

2,874,480

KBR Inc.*

153,899

5,966,664

Potash Corporation of

Kirby Corp.*†

120,898

5,336,438

Saskatchewan†

25,500

2,695,350

Diana Shipping, Inc.†

182,991

5,215,244

Dow Chemical Co.

61,800

2,661,108

Shaw Group, Inc.*†

87,300

5,072,130

Teck Cominco Ltd. — Class B†

53,916

2,572,332

Quanta Services, Inc.*†

191,169

5,056,420

Goldcorp, Inc.†

81,600

2,493,696

ABB Ltd. — SP ADR

186,100

4,881,403

The Mosaic Co.*

42,451

2,271,978

Alexander & Baldwin, Inc.†

95,144

4,769,569

Praxair, Inc.

26,700

2,236,392

Emerson Electric Co.

78,055

4,154,087

Newmont Mining Corp.

48,500

2,169,405

Seaspan Corp.†

125,068

4,114,737

Air Products & Chemicals, Inc.

20,900

2,043,184

DryShips, Inc.†

45,200

4,106,420

Nucor Corp.†

33,300

1,980,351

Chicago Bridge & Iron, Co. NV

92,000

3,961,520

Ecolab, Inc.†

31,600

1,491,520

URS Corp.*

60,700

3,426,515

Lyondell Chemical Co.

31,400

1,455,390

Horizon Lines, Inc. — Class A†

107,925

3,294,950

PPG Industries, Inc.

19,100

1,443,005

Washington Group International,

Rohm & Haas Co.

25,100

1,397,317

Inc.*

36,300

3,187,503

Agrium, Inc.

23,900

1,299,682

EMCOR Group, Inc.*

81,300

2,549,568

Sigma-Aldrich Corp.

21,900

1,067,406

Granite Construction, Inc.

46,800

2,481,336

Huntsman Corp.

39,300

1,041,057

Perini Corp.*

41,798

2,337,762

Eastman Chemical Co.

14,500

967,585

Genco Shipping & Trading Ltd.†

35,419

2,321,007

Freeport-McMoRan Copper &

Rockwell Automation, Inc.

28,546

1,984,232

Gold, Inc. — Class B

7,035

737,901

Cooper Industries Ltd. —

Total Materials

86,486,846

Class A†

34,500

1,762,605

INFORMATION TECHNOLOGY 14.8%

First Solar, Inc.*†

14,900

1,754,326

International Business Machines

Eagle Bulk Shipping, Inc.†

59,648

1,535,340

Suntech Power Holdings Co.

Corp.†

38,100

4,488,180

Apple, Inc.*

28,200

4,329,828

Ltd. — SP ADR*†

38,200

1,524,180

Hewlett-Packard Co.

83,900

4,177,381

Roper Industries, Inc.†

23,200

1,519,600

Cisco Systems, Inc.*

125,800

4,165,238

AMETEK, Inc.

31,300

1,352,786

Quintana Maritime Ltd.†

60,194

1,147,900

Nokia Oyj — SP ADR†

104,200

3,952,306

Dell, Inc.*

100,200

Thomas & Betts Corp.*†

18,500

1,084,840

2,765,520

Hubbell, Inc. — Class B

Qualcomm, Inc.

59,900

2,531,374

18,400

1,051,008

EMC Corp*

119,200

2,479,360

Insituform Technologies, Inc. —

Research In Motion Ltd.*

Class A*†

68,600

1,044,778

25,100

2,473,605

Telefonaktiebolaget LM

General Cable Corp.*†

15,400

1,033,648

Acuity Brands, Inc.†

15,800

797,584

Ericsson — SP ADR†

57,200

2,276,560

Motorola, Inc.

105,600

1,956,768

Belden, Inc.†

16,800

788,088

Corning, Inc.

74,000

1,824,100

Genlyte Group, Inc.*

11,300

726,138

Sun Microsystems, Inc.*

295,300

1,656,633

Baldor Electric Co.†

17,600

703,120

Total Industrials

112,890,390

Juniper Networks, Inc.*

37,100

1,358,231

Seagate Technology†

52,500

1,342,950

MATERIALS 23.7%

Alcatel-Lucent†

128,700

1,310,166

BHP Billiton Ltd. — SP ADR†

97,622

7,673,089

SanDisk Corp.*†

22,400

1,234,240

Companhia Vale do Rio Doce —

Network Appliance, Inc.*†

38,500

1,036,035

SP ADR

198,694

6,741,687

NCR Corp.*

20,400

1,015,920

ArcelorMittal†

77,000

6,033,720

Western Digital Corp.*

35,100

888,732

Anglo American PLC —

Logitech International SA*†

28,900

853,995

SP ADR†

155,199

5,191,407

Harris Corp.

14,200

820,618

POSCO — SP ADR†

28,700

5,130,699

Avaya, Inc.*

47,900

812,384

Alcan, Inc.

40,100

4,013,208

Nortel Networks Corp.*†

43,100

731,838

18

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

SECTOR ROTATION FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Brocade Communications

Tenaris SA — SP ADR

44,000

$

2,315,280

Systems, Inc.*

82,400

$

705,344

Transocean, Inc.*†

20,200

2,283,610

Lexmark International, Inc.*†

15,900

660,327

Baker Hughes, Inc.†

23,700

2,141,769

Diebold, Inc.†

12,700

576,834

National-Oilwell Varco, Inc.*

14,000

2,023,000

Tellabs, Inc.*

59,700

568,344

Weatherford International Ltd.*

28,500

1,914,630

Ciena Corp.*

13,600

517,888

GlobalSantaFe Corp.

21,800

1,657,236

JDS Uniphase Corp.*

34,300

513,128

Diamond Offshore Drilling, Inc.†

13,900

1,574,731

Total Information Technology

54,023,827

Smith International, Inc.

21,000

1,499,400

TELECOMMUNICATION SERVICES 9.3%

Noble Corp.

29,100

1,427,355

China Mobile Ltd. —

Cameron International Corp.*

13,700

1,264,373

SP ADR†

91,500

7,506,660

ENSCO International, Inc.

20,400

1,144,440

Vodafone Group PLC —

Nabors Industries Ltd.*

37,000

1,138,490

SP ADR†

131,400

4,769,820

BJ Services Co.

41,100

1,091,205

America Movil SAB de CV —

Total Energy

28,265,059

SP ADR†

59,100

3,782,400

Total Common Stocks

Sprint Nextel Corp.†

119,400

2,268,600

(Cost $293,339,156)

344,151,967

Vimpel-Communications —

SP ADR

76,600

2,071,264

Mobile Telesystems — SP ADR

28,400

1,968,404

AMOUNT

FACE

Rogers Communications, Inc. —

Class B

41,700

1,898,601

REPURCHASE AGREEMENTS 4.8%

Alltel Corp.

23,300

1,623,544

Repurchase Agreement (Note 5)

Turkcell Iletisim Hizmet AS,

Mizuho Financial Group, Inc.

Inc. — SP ADR†

68,600

1,459,808

issued 09/28/07 at 3.96%

SK Telecom Co. Ltd. — SP ADR†

45,000

1,336,500

due 10/01/07

$10,525,929

10,525,929

American Tower Corp. —

Lehman Brothers Holdings, Inc.

Class A*

30,200

1,314,908

issued 09/28/07 at 3.90%

NII Holdings, Inc. — Class B*

13,600

1,117,240

due 10/01/07

5,881,645

5,881,645

U.S. Cellular Corp.*

10,742

1,054,864

Morgan Stanley

Philippine Long Distance

issued 09/28/07 at 3.80%

Telephone Co. — SP ADR†

16,200

1,042,308

due 10/01/07

1,238,345

1,238,345

Crown Castle International

Credit Suisse Group

Corp.*†

21,300

865,419

issued 09/28/07 at 3.95%

Total Telecommunication Services

34,080,340

due 10/01/07

37,150

37,150

CONSUMER DISCRETIONARY 7.8%

Total Repurchase Agreements

Amazon.com, Inc.*†

93,872

8,744,177

(Cost $17,683,069)

17,683,069

Expedia, Inc.*

123,200

3,927,616

Liberty Media Corp – Interactive*

181,199

3,480,833

SECURITIES LENDING COLLATERAL 21.9%

IAC/InterActiveCorp*

94,600

2,806,782

Investment in Securities Lending Short Term

Priceline.com, Inc.*†

29,700

2,635,875

Investment Portfolio Held by

GSI Commerce, Inc.*†

52,739

1,402,857

U.S. Bank (Note 8)

79,793,952

79,793,952

Netflix, Inc.*†

64,000

1,326,080

Total Securities Lending Collateral

NutriSystem, Inc.*†

27,500

1,289,475

(Cost $79,793,952)

79,793,952

Systemax, Inc.†

53,397

1,091,435

Total Investments 121.0%

Blue Nile, Inc.*†

10,309

970,283

(Cost $390,816,177)

$ 441,628,988

Gmarket, Inc.*†

31,134

730,092

Liabilities in Excess of

Total Consumer Discretionary

28,405,505

Other Assets – (21.0)%

$  (76,553,415)

ENERGY 7.8%

Net Assets – 100.0%

$ 365,075,573

Schlumberger Ltd.

42,500

4,462,500

Halliburton Co.

60,600

2,327,040

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

19

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 58.8%

Fidelity National Financial, Inc. —

Class A†

21,080

$

368,478

FINANCIALS 10.0%

PMI Group, Inc.†

11,150

364,605

Goldman Sachs Group, Inc.†

10,060

$

2,180,404

American Financial Group, Inc.

12,300

350,796

Travelers Cos, Inc.

30,660

1,543,424

Capital One Financial Corp.

5,250

348,758

JPMorgan Chase & Co.

24,470

1,121,215

Protective Life Corp.

7,860

333,578

Allstate Corp.

19,100

1,092,329

Marsh & McLennan Cos., Inc.

12,860

327,930

HSBC Holdings PLC — SP ADR†

11,660

1,079,716

Nuveen Investments, Inc. —

Hartford Financial Services

Class A

5,180

320,849

Group, Inc.†

11,360

1,051,368

Host Hotels & Resorts, Inc.

14,040

315,058

A.G. Edwards, Inc.†

12,380

1,036,825

MGIC Investment Corp.†

9,720

314,053

Chubb Corp.†

16,440

881,842

UnumProvident Corp.

12,500

305,875

ACE Ltd.

14,460

875,842

Credit Suisse Group — SP ADR†

4,520

299,812

Morgan Stanley†

12,450

784,350

Horace Mann Educators Corp.

13,590

267,859

Fannie Mae

12,800

778,368

National City Corp.†

9,700

243,373

Genworth Financial, Inc. —

Commerce Group, Inc.†

8,200

241,654

Class A

22,820

701,259

Apartment Investment &

KNBT Bancorp, Inc.

37,540

620,912

Management Co. — Class A†

4,350

196,316

CIT Group, Inc.

14,970

601,794

Cincinnati Financial Corp.

4,110

178,004

UBS AG — SP ADR

10,660

567,645

W.R. Berkley Corp.

5,490

162,669

Loews Corp.

11,610

561,343

Radian Group, Inc.†

6,240

145,267

Banco Santander Central

Cousins Properties, Inc.†

4,140

121,550

Hispano SA — SP ADR†

28,840

556,900

Potlatch Corp.†

2,690

121,131

Archstone-Smith Trust

9,250

556,295

XL Capital Ltd.†

1,390

110,088

Republic Property Trust

37,840

555,113

Everest Re Group Ltd.

720

79,373

James River Group, Inc.

17,010

551,124

Equity Inns, Inc.

24,180

545,984

Total Financials

33,129,847

CONSUMER DISCRETIONARY 8.1%

First Indiana Corp.

17,410

545,281

Expedia, Inc.*

60,240

1,920,451
Chittenden Corp.

15,400

541,464

Time Warner, Inc.

75,700

1,389,852

International Securities

Exchange Holdings, Inc.

8,110

539,072

Buffalo Wild Wings, Inc.*

35,694

1,346,378

Ambac Financial Group, Inc.†

8,400

528,444

Home Depot, Inc.†

27,930

906,049

Sterling Financial Corp.

Hilton Hotels Corp.†

17,960

834,960

30,480

522,732

Yardville National Corp.

15,330

515,548

Harrah’s Entertainment, Inc.

8,950

778,023

Carnival Corp.†

14,980

725,481

U.S.B. Holding Co.†

22,160

514,777

XM Satellite Radio

Allianz AG – SP ADR

21,560

501,701

Holdings, Inc.*†

49,640

703,399

Banco Bilbao Vizcaya

Tribune Co.

Argentaria SA — SP ADR†

20,310

472,817

24,300

663,876

CKX, Inc.*†

48,910

602,082

Federated Investors, Inc. —

Cumulus Media, Inc. —

Class B†

11,600

460,520

ING Groep NV — SP ADR

10,280

455,507

Class A*†

56,200

574,364

McDonald’s Corp.

10,530

Ameriprise Financial, Inc.†

573,569

7,080

446,819

Cablevision Systems Corp. —

Barclays PLC — SP ADR†

9,140

444,387

Class A*†

16,270

568,474

Lloyds TSB Group PLC —

SP ADR†

9,910

440,599

Guitar Center, Inc.*†

9,580

568,094

Keystone Automotive

AmeriCredit Corp.*†

24,090

423,502

ABN AMRO Holding NV—

Industries, Inc.*†

11,690

558,314

Penn National Gaming, Inc.*

9,410

555,378

SP ADR

7,960

417,900

ProLogis

Riviera Holdings Corp.*

6,180

410,043

19,720

553,146

AXA — SP ADR†

DEB Shops, Inc.

20,360

547,480

9,120

406,843

Deutsche Bank AG— SP ADR†

3,070

394,157

Oakley, Inc.

18,690

542,571

Old Republic International Corp.

20,630

386,606

Station Casinos, Inc.

6,170

539,752

Applebee’s International, Inc.†

21,570

536,662

20

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Genesco, Inc.*

10,600

$

488,978

Aeropostale, Inc.*†

3,435

$

65,471

Johnson Controls, Inc.

4,030

475,983

LKQ Corp.*†

1,860

64,747

Walt Disney Co.†

13,670

470,111

GSI Commerce, Inc.*†

2,280

60,648

Comcast Corp. — Class A*†

19,100

461,838

Netflix, Inc.*†

2,760

57,187

DaimlerChrysler AG — SP ADR†

4,600

460,920

Cooper Tire & Rubber Co.

2,340

57,096

Catalina Marketing Corp.*

12,240

396,454

NutriSystem, Inc.*†

1,190

55,799

Dow Jones & Co., Inc.†

6,410

382,677

KB HOME†

2,210

55,383

DIRECTV Group, Inc.*

12,980

315,154

Tenneco, Inc.*

1,630

50,546

Whirlpool Corp.†

3,440

306,504

Systemax, Inc.†

2,310

47,216

Lowe’s Cos., Inc.

10,570

296,171

American Axle & Manufacturing

Mohawk Industries, Inc.*†

3,200

260,160

Holdings, Inc.†

1,730

43,683

Big Lots, Inc.*†

8,340

248,866

Blue Nile, Inc.*†

460

43,295

Kohl’s Corp.*

4,210

241,359

Goodyear Tire & Rubber Co.*

1,270

38,621

Office Depot, Inc.*

11,550

238,161

Lee Enterprises, Inc.

2,310

35,967

GameStop Corp. — Class A*

4,220

237,797

Media General, Inc.

1,300

35,763

Sotheby’s Holdings, Inc. —

Gmarket, Inc.*

1,340

31,423

Class A†

4,830

230,826

M.D.C. Holdings, Inc.

740

30,296

Koninklijke Philips Electronics

Visteon Corp.*†

4,560

23,484

NV — SP ADR

4,740

213,016

Lear Corp.*†

590

18,939

Polo Ralph Lauren Corp.

2,630

204,483

Delphi Corp.*

17,940

8,163

AutoZone, Inc.*†

1,700

197,438

Regis Corp.

6,060

193,375

Total Consumer Discretionary

26,849,124

INFORMATION TECHNOLOGY 7.6%

Hanesbrands, Inc.*

6,800

190,808

Hewlett-Packard Co.

68,380

3,404,640

NVR, Inc.*†

360

169,290

Mattel, Inc.

7,090

166,331

EMC Corp*

50,380

1,047,904

Luxottica Group — SP ADR

4,830

163,737

Electronic Data Systems Corp.

45,050

983,892

Avaya, Inc.*

56,530

958,749

Dillard’s, Inc. — Class A†

7,400

161,542

Affiliated Computer

Brunswick Corp.†

6,780

154,991

Services, Inc. — Class A*

18,250

Belo Corp. — Class A

916,880

8,710

151,206

Liberty Media Corp – Interactive*

7,830

150,414

Ceridian Corp.*

24,950

866,763

American Eagle Outfitters, Inc.

5,550

146,021

Alliance Data Systems Corp.*†

10,850

840,224

Nokia Oyj — SP ADR

21,310

808,288

Hasbro, Inc.†

5,080

141,630

Dollar Tree Stores, Inc.*†

3,480

141,079

Tyco Electronics Ltd.

21,260

753,242

Scholastic Corp.*

3,970

138,394

Xerox Corp.*

42,010

728,454

Juniper Networks, Inc.*†

19,740

722,682

Gannett Co., Inc.

3,150

137,655

Magna International, Inc. —

Sun Microsystems, Inc.*

109,990

617,044

Class A

1,410

135,797

Applied Materials, Inc.

28,920

598,644

Sirenza Microdevices, Inc.*

34,370

594,257

Rent-A-Center, Inc.*†

6,780

122,921

Phillips-Van Heusen Corp.†

2,340

122,803

ASE Test Ltd.*

40,360

579,973

ECI Telecom Ltd.*

58,170

IAC/InterActiveCorp*

4,090

121,350

579,373

CDW Corp.*

6,290

548,488

Priceline.com, Inc.*†

1,280

113,600

Charming Shoppes, Inc.*†

13,400

112,560

Novellus Systems, Inc.*†

19,910

542,747

Computer Sciences Corp.*

9,560

534,404

Warnaco Group, Inc.*

2,700

105,489

Andrew Corp.*

38,440

532,394

Ross Stores, Inc.†

4,080

104,611

Authorize.Net Holdings, Inc.*

29,130

513,562

BorgWarner, Inc.†

1,050

96,107

Macy’s, Inc.

2,900

93,728

Vishay Intertechnology, Inc.*

36,370

473,901

Brinker International, Inc.

Acxiom Corp.

22,800

451,212

3,410

93,570

Tupperware Brands Corp.

2,920

91,951

Teradyne, Inc.*

31,350

432,630

WPP Group PLC — SP ADR

1,300

87,750

Micron Technology, Inc.*†

34,680

384,948

Telefonaktiebolaget LM

Autoliv, Inc.

1,430

85,443

Ericsson — SP ADR†

8,560

340,688

Gentex Corp.†

3,500

75,040

LSI Logic Corp.*

Lennar Corp. — Class A†

3,160

71,574

45,580

338,204

TRW Automotive

Avnet, Inc.*

8,340

332,432

Broadridge Financial

Holdings Corp.*

2,190

69,379

Solutions, Inc.†

14,740

279,323

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

21

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

CheckFree Corp.*†

5,960

$

277,378

McKesson Corp.

10,070

$

592,015

Convergys Corp.*

15,480

268,733

PolyMedica Corp.

11,210

588,749

CommScope, Inc.*†

4,930

247,683

Manor Care, Inc.

8,610

554,484

Palm, Inc.*†

14,430

234,776

Arrow International, Inc.

12,080

549,519

Motorola, Inc.

12,610

233,663

Bausch & Lomb, Inc.

8,560

547,840

Intersil Corp. — Class A

6,590

220,304

DJ Orthopedics, Inc.*

11,140

546,974

SAP AG — SP ADR†

3,700

217,079

FoxHollow Technologies, Inc.*

20,630

544,632

ValueClick, Inc.*†

9,610

215,841

PRA International*

18,460

542,724

Polycom, Inc.*†

7,240

194,466

Sierra Health Services, Inc.*

12,780

539,188

International Business

Bioenvision, Inc.*†

96,660

510,365

Machines Corp.

1,640

193,192

Coventry Health Care, Inc.*

7,610

473,418

Dycom Industries, Inc.*

5,940

181,942

WellCare Health Plans, Inc.*

4,270

450,186

Cisco Systems, Inc.*

5,190

171,841

CIGNA Corp.

8,130

433,248

MPS Group, Inc.*†

15,020

167,473

AstraZeneca PLC — SP ADR

8,410

421,089

Nvidia Corp.*

4,500

163,080

Humana, Inc.*

5,060

353,593

Plantronics, Inc.†

5,620

160,451

Waters Corp.*

4,990

333,931

Mentor Graphics Corp.*†

8,960

135,296

Apria Healthcare Group, Inc.*

9,970

259,320

Macrovision Corp.*†

5,360

132,017

DENTSPLY International, Inc.

6,110

254,420

Advent Software, Inc.*†

2,770

130,107

Community Health

MEMC Electronic Materials, Inc.*

2,190

128,903

Systems, Inc.*†

7,830

246,175

Dell, Inc.*

4,270

117,852

Lincare Holdings, Inc.*

6,700

245,555

Qualcomm, Inc.

2,470

104,382

Health Net, Inc.*

4,340

234,577

Research In Motion Ltd.*

1,050

103,478

Cephalon, Inc.*†

3,130

228,678

Corning, Inc.

3,050

75,183

King Pharmaceuticals, Inc.*†

18,980

222,446

Seagate Technology†

2,250

57,555

Cerner Corp.*†

3,620

216,512

Alcatel-Lucent

5,310

54,056

Quest Diagnostics, Inc.†

3,660

211,438

SanDisk Corp.*

960

52,896

Kyphon, Inc.*

2,940

205,800

Gartner, Inc. — Class A*

2,120

51,855

LifePoint Hospitals, Inc.*†

6,370

191,164

NCR Corp.*

870

43,326

Sanofi-Aventis — SP ADR

4,200

178,164

Western Digital Corp.*

1,510

38,233

Alcon, Inc. — SP ADR†

1,010

145,359

Logitech International SA*†

1,240

36,642

Mylan Laboratories, Inc.†

8,550

136,458

Harris Corp.

590

34,096

Perrigo Co.†

5,810

124,044

Nortel Networks Corp.*†

1,780

30,224

Teva Pharmaceutical

Brocade Communications

Industries Ltd. — SP ADR†

2,510

111,620

Systems, Inc.*

3,520

30,131

Health Management

Diebold, Inc.†

520

23,618

Associates, Inc. — Class A

11,580

80,365

Tellabs, Inc.*

2,470

23,514

Par Pharmaceutical Cos., Inc.*

4,200

77,952

Imation Corp.

750

18,398

Applera Corp. – Applied

Total Information Technology

25,275,606

Biosystems Group

2,120

73,437

HEALTH CARE 7.2%

Covance, Inc.*†

830

64,657

Pfizer, Inc.

75,230

1,837,869

Millipore Corp.*†

780

59,124

Schering-Plough Corp.

43,870

1,387,608

Pharmaceutical Product

Baxter International, Inc.

22,110

1,244,351

Development, Inc.

1,590

56,350

UnitedHealth Group, Inc.

22,510

1,090,159

Charles River Laboratories

WellPoint, Inc.*

11,840

934,413

International, Inc.*†

1,000

56,150

Cytyc Corp.*

18,230

868,660

Invitrogen Corp.*†

680

55,576

Aetna, Inc.

14,490

786,372

PerkinElmer, Inc.

1,830

53,454

Eli Lilly & Co.

13,640

776,525

Illumina, Inc.*

960

49,805

Novartis AG — SP ADR

13,610

748,006

Techne Corp.*

700

44,156

GlaxoSmithKline PLC —

Bio-Rad Laboratories, Inc. —

SP ADR†

13,840

736,288

Class A*

450

40,725

Thermo Fisher Scientific, Inc.*

11,790

680,519

Varian, Inc.*

630

40,074

Inverness Medical

Sepracor, Inc.*

1,150

31,625

Innovations, Inc.*

11,547

638,780

Advanced Medical Optics, Inc.*

860

26,307

22

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Valeant Pharmaceuticals

Con-way, Inc.

3,260

$

149,960

International*

1,390

$

21,517

Horizon Lines, Inc. — Class A†

4,630

141,354

Kindred Healthcare, Inc.*

940

16,835

Herman Miller, Inc.

5,060

137,328

Total Health Care

23,771,344

EMCOR Group, Inc.*

3,490

109,446

INDUSTRIALS 6.9%

Precision Castparts Corp.

720

106,546

CSX Corp.†

29,560

1,263,099

YRC Worldwide, Inc.*†

3,760

102,723

Paccar, Inc.

11,950

1,018,737

Perini Corp.*

1,800

100,674

Burlington Northern

Genco Shipping & Trading Ltd.†

1,510

98,950

Santa Fe Corp.†

12,130

984,592

Ryanair Holdings PLC —

United Rentals, Inc.*

26,850

863,764

SP ADR*†

2,060

85,511

Norfolk Southern Corp.†

16,510

857,034

Rockwell Automation, Inc.

1,200

83,412

Waste Management, Inc.

22,300

841,602

Cooper Industries Ltd. —

Terex Corp.*

8,560

762,011

Class A†

1,460

74,591

Eaton Corp.

7,620

754,685

First Solar, Inc.*†

620

72,999

Washington Group

Alexander & Baldwin, Inc.†

1,420

71,185

International, Inc.*

8,220

721,798

Eagle Bulk Shipping, Inc.†

2,510

64,607

Caterpillar, Inc.†

9,170

719,203

Suntech Power Holdings Co.

Sequa Corp. — Class A*

4,040

669,751

Ltd. – SP ADR*†

1,610

64,239

1,320

Quanta Services, Inc.*

24,447

646,623

Roper Industries, Inc.†

980

64,190

EDO Corp.

10,480

586,985

AMETEK, Inc.

57,050

Midwest Air Group, Inc.*

33,890

557,490

Quintana Maritime Ltd.†

2,580

49,201

Laidlaw International, Inc.

15,590

549,080

Thomas & Betts Corp.*†

790

46,326

Williams Scotsman

Insituform Technologies, Inc. —

International, Inc.*

19,810

548,935

Class A*†

2,950

44,929

Lamson & Sessions Co., Inc.*

19,835

Acuity Brands, Inc.†

534,752

General Cable Corp.*†

640

42,957

PHH Corp.*

20,080

527,702

660

33,317

FedEx Corp.

780

4,560

477,660

Belden, Inc.

700

32,837

Siemens AG — SP ADR

3,480

477,630

Baldor Electric Co.†

31,161

Cummins, Inc.

3,560

455,288

Genlyte Group, Inc.*

460

29,560

Tyco International Ltd.†

9,620

426,551

Jacobs Engineering

Timken Co.†

9,840

365,556

Group, Inc.*†

330

24,941

ITT Industries, Inc.

5,320

361,388

JetBlue Airways Corp.*†

440

4,057

DRS Technologies, Inc.†

5,630

310,326

Total Industrials

22,984,969

Ryder System, Inc.†

6,140

300,860

ENERGY 6.5%

Foster Wheeler Ltd.*

2,220

291,442

ConocoPhillips

29,200

2,562,884

SPX Corp.

3,090

286,010

National-Oilwell Varco, Inc.*

15,770

2,278,765

Granite Construction, Inc.

5,370

284,717

Marathon Oil Corp.

24,810

1,414,666

GATX Corp.†

6,350

271,462

Valero Energy Corp.

19,580

1,315,384

AGCO Corp.*

5,200

264,004

Anadarko Petroleum Corp.

20,200

1,085,750

Joy Global, Inc.

5,070

257,860

Hess Corp.

15,450

1,027,889

KBR Inc.*

6,580

255,107

BP PLC — SP ADR

14,050

974,368

Flowserve Corp.

3,060

233,111

Total SA — SP ADR

11,850

960,206

Kelly Services, Inc.†

11,680

231,381

Pogo Producing Co.

17,880

949,607

Kirby Corp.*†

5,190

229,087

Chesapeake Energy Corp.†

23,900

842,714

Diana Shipping, Inc.†

7,850

223,725

Cameron International Corp.*†

7,920

730,937

Shaw Group, Inc.*

3,750

217,875

Noble Corp.

13,640

669,042

ABB Ltd. — SP ADR

7,840

205,643

Royal Dutch Shell PLC —

Werner Enterprises, Inc.†

10,990

188,479

SP ADR†

7,780

639,360

Seaspan Corp.†

5,360

176,344

El Paso Corp.†

37,240

631,963

Emerson Electric Co.

3,300

175,626

GlobalSantaFe Corp.

8,110

616,522

DryShips, Inc.†

1,930

175,341

Horizon Offshore, Inc.*

35,090

578,985

Deere & Co.†

1,150

170,683

Exterran Holdings, Inc.*†

6,948

558,202

Chicago Bridge & Iron, Co. NV

3,950

170,087

Markwest Hydrocarbon, Inc.

9,580

556,885

Deluxe Corp.†

4,610

169,832

ENSCO International, Inc.†

9,590

537,999

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

23

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Newfield Exploration Co.*

10,890

$

524,462

France Telecom SA — SP ADR

7,290

$

243,778

Grant Prideco, Inc.*†

8,970

489,044

Telecom Italia — SP ADR

6,320

191,306

ENI-Ente Nazionale

America Movil SAB de CV —

Idrocarburi — SP ADR†

6,320

466,163

SP ADR†

2,540

162,560

Tidewater, Inc.†

6,370

400,291

Vimpel-Communications —

Cimarex Energy Co.†

9,890

368,403

SP ADR

3,350

90,584

Superior Energy Services*

8,540

302,658

Mobile Telesystems — SP ADR

1,220

84,558

Patterson-UTI Energy, Inc.†

2,220

50,105

Rogers Communications, Inc. —

Total Energy

21,533,254

Class B

1,790

81,499

CONSUMER STAPLES 4.1%

Turkcell Iletisim Hizmet AS, Inc. —

Safeway, Inc.

61,720

2,043,549

SP ADR†

2,940

62,563

Wal-Mart Stores, Inc.

45,320

1,978,218

SK Telecom Co. Ltd. —

Reynolds American, Inc.†

18,530

1,178,323

SP ADR†

1,930

57,321

SUPERVALU, Inc.

28,140

1,097,741

American Tower Corp. —

Molson Coors

Class A*

1,290

56,167

Brewing Co. — Class B

9,050

902,013

NII Holdings, Inc. — Class B*

610

50,112

NBTY, Inc.*

17,500

710,500

U.S. Cellular Corp.*

480

47,136

Energizer Holdings, Inc.*

5,740

636,279

Philippine Long Distance

Altria Group, Inc.

7,920

550,677

Telephone Co. — SP ADR†

720

46,325

Playtex Products, Inc.*

29,540

539,991

Crown Castle International

Pathmark Stores, Inc.*

41,860

533,715

Corp.*†

920

37,380

Topp

53,320

516,671

Total Telecommunication Services

12,096,328

Reddy Ice Holdings, Inc.

18,510

488,109

MATERIALS 3.1%

Diageo PLC — SP ADR

5,060

443,914

Dow Chemical Co.

18,821

810,526

Pepsi Bottling Group, Inc.†

11,680

434,146

United States Steel Corp.†

6,880

728,867

Unilever NV — SP ADR

13,340

411,539

Huntsman Corp.†

23,640

626,224

Dean Foods Co.

10,000

255,800

Ryerson, Inc.†

16,850

568,519

Walgreen Co.

4,270

201,715

BHP Billiton Ltd. — SP ADR†

6,830

536,838

Cadbury Schweppes PLC —

Myers Industries, Inc.

26,250

520,275

SP ADR

3,630

168,868

Anglo American PLC —

Universal Corp.†

3,220

157,619

SP ADR

15,280

511,116

Hershey Co.†

2,000

92,820

Lyondell Chemical Co.

10,720

496,872

Alberto-Culver Co.†

2,990

74,122

Rio Tinto PLC — SP ADR†

1,440

494,496

Total Consumer Staples

13,416,329

E.I. du Pont de Nemours

TELECOMMUNICATION SERVICES 3.7%

and Co.

9,180

454,961

AT&T, Inc.

Alcoa, Inc.

10,380

68,040

2,878,772

Abitibi — Consolidated Inc.*†

256,830

449,452

Temple-Inland, Inc.†

Verizon Communications, Inc.

45,610

2,019,611

406,066

Vodafone Group PLC —

7,040

370,515

SP ADR†

30,100

1,092,630

Steel Dynamics, Inc.†

6,010

280,667

Telefonica SA — SP ADR

8,590

719,670

Albemarle Corp.

6,030

266,526

Leap Wireless International,

Bemis Co.

6,300

183,393

Inc. — Class B*

7,170

583,423

Valspar Corp.

6,350

172,783

SunCom Wireless Holdings, Inc. —

Companhia Vale do Rio Doce —

Class A*

22,400

577,920

SP ADR

4,640

157,435

Dobson Communications Corp. —

Martin Marietta Materials, Inc.†

1,170

156,253

Class A*

42,770

547,028

Reliance Steel & Aluminum Co.

2,610

147,569

Rural Cellular Corp. — Class A*

12,510

544,185

Lubrizol Corp.

2,200

143,132

Telephone & Data Systems, Inc.

6,370

425,197

ArcelorMittal†

1,780

139,481

BT Group PLC — SP ADR

6,630

416,563

POSCO — SP ADR†

670

119,776

CenturyTel, Inc.

8,650

399,803

Carpenter Technology Corp.

820

106,608

Deutsche Telekom AG —

Potash Corporation of

SP ADR†

18,270

358,640

Saskatchewan†

990

104,643

China Mobile Ltd. —

Pactiv Corp.*

3,580

102,603

SP ADR†

3,920

321,597

Alcan, Inc.

930

93,074

Southern Copper Corp.†

740

91,634

24

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

Ashland, Inc.

1,460

$

87,907

FEDERAL AGENCY DISCOUNT NOTES 2.1%

Praxair, Inc.

1,030

86,273

Freddie Mac**

The Mosaic Co.*

1,520

81,350

4.89% due 11/19/07

$

7,000,000

$

6,953,409

Barrick Gold Corp.

1,970

79,352

Total Federal Agency Discount Notes

Air Products & Chemicals, Inc.

800

78,208

Worthington Industries, Inc.†

2,610

61,492

(Cost $6,953,409)

6,953,409

Teck Cominco Ltd. — Class B†

1,250

59,638

Goldcorp, Inc.†

REPURCHASE AGREEMENTS 28.0%

1,890

57,758

Eastman Chemical Co.†

Repurchase Agreement (Note 5)

860

57,388

Credit Suisse Group

PPG Industries, Inc.†

740

55,907

issued 09/28/07 at 3.95%

Rohm & Haas Co.†

970

54,000

due 10/01/07††

38,007,509

38,007,509

Ferro Corp.

2,620

52,348

Mizuho Financial Group, Inc.

Agrium, Inc.

930

50,573

issued 09/28/07 at 3.96%

Sigma-Aldrich Corp.

840

40,942

due 10/01/07

31,340,979

31,340,979

Freeport-McMoRan Copper &

Lehman Brothers Holdings, Inc.

Gold, Inc. — Class B

310

32,516

issued 09/28/07 at 3.90%

Total Materials

10,175,956

due 10/01/07††

19,812,531

19,812,531

UTILITIES 1.6%

Morgan Stanley

TXU Corp.

12,490

issued 09/28/07 at 3.80%

855,190

due 10/01/07

3,687,174

3,687,174

Aquila, Inc.*†

138,810

556,628

(Cost $92,848,193)

Energy East Corp.

20,500

554,525

Total Repurchase Agreements

PG&E Corp.

9,930

474,654

92,848,193

Xcel Energy, Inc.†

16,370

352,610

Sierra Pacific Resources

20,630

324,510

SECURITIES LENDING COLLATERAL 15.4%

Constellation Energy

Investment in Securities Lending Short Term

Group, Inc.

3,570

306,270

Investment Portfolio Held by

CenterPoint Energy, Inc.†

18,670

299,280

U.S. Bank (Note 8)

50,996,329

50,996,329

SCANA Corp.†

6,380

247,161

Total Securities Lending Collateral

Entergy Corp.

2,250

243,652

(Cost $50,996,329)

50,996,329

Pinnacle West Capital Corp.

5,700

225,207

Total Long Securities 111.2%

Westar Energy, Inc.

6,800

167,008

(Cost $358,369,691)

$ 368,124,404

Northeast Utilities†

5,580

159,421

CMS Energy Corp.

9,110

153,230

SHARES

TECO Energy, Inc.†

5,940

97,594

COMMON STOCKS SOLD SHORT (38.2)%

AGL Resources, Inc.

2,290

90,730

NiSource, Inc.†

4,290

82,111

TELECOMMUNICATION SERVICES (0.5)%

Black Hills Corp.†

1,440

59,069

Alltel Corp.

IDACORP, Inc.

1,250

40,925

1,760

(122,637)

MetroPCS Communications, Inc.*

20,490

(558,967)

Oneok, Inc.

560

26,544

Sprint Nextel Corp.

58,250

(1,106,750)

Total Utilities

5,316,319

Total Telecommunication Services

(1,788,354)

Total Common Stocks

UTILITIES (1.3)%

(Cost $187,868,771)

194,549,076

Hawaiian Electric Industries, Inc.

5,450

(118,320)

Duke Energy Corp.

7,670

(143,352)

EXCHANGE TRADED FUNDS 6.9%

Pepco Holdings, Inc.

5,970

(161,668)

iShares MSCI Emerging Markets

Dynegy, Inc. — Class A*

17,670

(163,271)

Index Fund†

100,690

15,048,121

Aqua America, Inc.

10,900

(247,212)

iShares S&P GSCI Commodity

DPL, Inc.

9,850

(258,661)

Indexed Trust*†

163,860

7,729,276

AES Corp.*

13,160

(263,726)

Total Exchange Traded Funds

Consolidated Edison, Inc.

6,160

(285,208)

Allegheny Energy, Inc.*

(Cost $19,702,989)

22,777,397

Equitable Resources, Inc.

6,730

(349,085)

8,630

(451,004)

Great Plains Energy, Inc.

16,110

(464,129)

Ameren Corp.

9,690

(508,725)

Exelon Corp.

9,650

(727,224)

Total Utilities

(4,141,585)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

25

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

MATERIALS (1.4)%

Amazon.Com, Inc.*

1,560

$

(145,314)

Louisiana-Pacific Corp.

4,630

$

(78,571)

Toll Brothers, Inc.*

7,690

(153,723)

Scotts Miracle-Gro Co. —

Centex Corp.

5,970

(158,623)

Class A

2,450

(104,737)

Career Education Corp.*

5,730

(160,383)

Florida Rock Industries, Inc.

1,710

(106,858)

Carmax, Inc.*

9,150

(186,020)

Olin Corp.

6,560

(146,813)

Washington Post Co. —

FMC Corp.

4,880

(253,858)

Class B

240

(192,672)

Newmont Mining Corp.

5,880

(263,012)

Strayer Education, Inc.

1,390

(234,396)

International Flavors &

Eastman Kodak Co.

9,380

(251,009)

Fragrances, Inc.

4,990

(263,771)

Wyndham Worldwide Corp.

7,740

(253,562)

Nucor Corp.

4,650

(276,536)

Urban Outfitters, Inc.*

12,440

(271,192)

Vulcan Materials Co.

3,910

(348,577)

Scientific Games Corp. —

Weyerhaeuser Co.

6,190

(447,537)

Class A*

7,410

(278,616)

Allegheny Technologies, Inc.

4,160

(457,392)

Pulte Homes, Inc.

21,070

(286,763)

Bowater, Inc.

36,770

(548,608)

Interpublic Group of Cos., Inc.*

28,990

(300,916)

Ecolab, Inc.

13,120

(619,264)

Wendy’s International, Inc.

9,170

(320,125)

Monsanto Co.

9,130

(782,806)

Coach, Inc.*

7,000

(330,890)

Total Materials

(4,698,340)

Best Buy Co., Inc.

7,300

(335,946)

CONSUMER STAPLES (3.4)%

Ford Motor Co.*

45,440

(385,786)

Tyson Foods, Inc. — Class A

7,160

(127,806)

CBS Corp.

14,690

(462,735)

Great Atlantic & Pacific Tea Co.*

5,690

(173,317)

H&R Block, Inc.

22,230

(470,831)

Whole Foods Market, Inc.

5,650

(276,624)

Apollo Group, Inc. — Class A*

8,140

(489,621)

Brown-Forman Corp.

4,210

(315,371)

Marriott International, Inc. —

Tootsie Roll Industries, Inc.

13,460

(357,094)

Class A

13,730

(596,843)

Archer-Daniels-Midland Co.

14,590

(482,637)

General Motors Corp.

19,470

(714,549)

Hansen Natural Corp.*

10,040

(569,067)

Sirius Satellite Radio, Inc.*

239,350

(835,332)

(934,554)

Sara Lee Corp.

64,650

(1,079,009)

International Game Technology

21,240

(915,444)

Clorox Co.

19,180

(1,169,788)

Starbucks Corp.*

35,670

WM Wrigley Jr Co.

24,520

(1,574,920)

Total Consumer Discretionary

(11,374,753)

Colgate-Palmolive Co.

32,610

(2,325,745)

INDUSTRIALS (4.1)%

Avon Products, Inc.

77,660

(2,914,580)

Federal Signal Corp.

5,030

(77,261)

Alaska Air Group, Inc.*

Total Consumer Staples

(11,365,958)

Airtran Holdings, Inc.*

9,490

(93,381)

CONSUMER DISCRETIONARY (3.4)%

4,300

(99,287)

Beazer Homes USA, Inc.

950

(7,837)

Mine Safety Appliances Co.

2,370

(111,651)

Dick’s Sporting Goods, Inc.*

600

(40,290)

HNI Corp.

3,660

(131,760)

Furniture Brands

Hubbell, Inc. — Class B

2,360

(134,803)

International, Inc.

4,430

(44,920)

ChoicePoint, Inc.*

3,930

(149,025)

ITT Educational Services, Inc.*

370

(45,025)

URS Corp.*

2,640

(149,028)

Ryland Group, Inc.

2,640

(56,575)

Graco, Inc.

4,010

(156,831)

ArvinMeritor, Inc.

3,990

(67,112)

Pall Corp.

5,070

(197,223)

Circuit City Stores, Inc.

9,010

(71,269)

Stericycle, Inc.*

4,120

(235,499)

Borders Group, Inc.

6,110

(81,446)

Cintas Corp.

6,560

(243,376)

Blyth, Inc.

4,110

(84,050)

Rollins, Inc.

9,830

(262,363)

Chico’s FAS, Inc.*

7,460

(104,813)

American Standard Cos., Inc.

8,670

(308,825)

Coldwater Creek, Inc.*

10,340

(112,292)

CH Robinson Worldwide, Inc.

5,920

(321,397)

AnnTaylor Stores Corp.*

3,620

(114,645)

Avis Budget Group, Inc.*

14,270

(326,640)

Valassis Communications, Inc.*

12,940

(115,425)

Brink’s Co.

6,080

(339,750)

Class A

Foot Locker, Inc.

7,550

(115,742)

MSC Industrial Direct Co. —

DeVry, Inc.

3,330

(123,243)

7,390

(373,860)

Hovnanian Enterprises, Inc. —

Fluor Corp.

2,970

(427,621)

Class A*

11,360

(125,982)

Monster Worldwide, Inc.*

12,760

(434,606)

RadioShack Corp.

6,140

(126,852)

Corporate Executive Board Co.

6,840

(507,802)

DR Horton, Inc.

9,980

(127,844)

Dun & Bradstreet Corp.

5,170

(509,814)

Saks, Inc.

8,370

(143,546)

Fastenal Co.

11,270

(511,771)

26

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Masco Corp.

24,210

$

(560,946)

National Instruments Corp.

10,980

$

(376,943)

Quanta Services, Inc.

23,010

(608,614)

Ciena Corp.*

10,610

(404,029)

Southwest Airlines Co.

42,220

(624,856)

Cybersource Corp.*

35,450

(414,411)

Rockwell Collins, Inc.

10,370

(757,425)

Akamai Technologies, Inc.*

16,160

(464,277)

United Parcel Service, Inc. —

Cypress Semiconductor Corp.*

16,620

(485,470)

Class B

11,890

(892,939)

Citrix Systems, Inc.*

12,050

(485,856)

Pitney Bowes, Inc.

20,810

(945,190)

Kla-Tencor Corp.

8,900

(496,442)

Expeditors International

Network Appliance, Inc.*

18,530

(498,642)

Washington, Inc.

20,100

(950,730)

Intuit, Inc.*

16,660

(504,798)

General Electric Co.

48,130

(1,992,582)

Activision, Inc.*

25,970

(560,692)

Total Industrials

(13,436,856)

JDS Uniphase Corp.*

46,560

(696,538)

HEALTH CARE (4.9)%

Cognizant Technology

Affymetrix, Inc.*

5,180

(131,417)

Solutions Corp. — Class A*

9,470

(755,422)

Ventana Medical Systems, Inc.*

1,540

(132,301)

Paychex, Inc.

19,580

(802,780)

Omnicare, Inc.

(921,096)

4,960

(164,325)

Apple, Inc.*

5,730

(879,784)

PDL BioPharma, Inc.*

7,810

Adobe Systems, Inc.*

(168,774)

Advanced Micro Devices, Inc.*

69,780

Medicis Pharmaceutical Corp. —

26,450

(1,154,807)

Class A

5,870

(179,094)

Google, Inc. — Class A*

2,650

(1,503,266)

Varian Medical Systems, Inc.*

4,570

(191,437)

Yahoo!, Inc.*

73,340

(1,968,446)

Hillenbrand Industries, Inc.

4,280

(235,486)

Intel Corp.

77,420

(2,002,081)

Genzyme Corp.*

5,530

(342,639)

Electronic Arts, Inc.*

40,590

(2,272,634)

Boston Scientific Corp.*

27,870

(388,786)

Total Information Technology

(20,453,639)

CR Bard, Inc.

4,540

(400,383)

ENERGY (6.3)%

Hologic, Inc.*

7,040

(429,440)

Encore Acquisition Co.*

6,480

(205,092)

Tenet Healthcare Corp.*

129,300

(434,448)

Plains Exploration &

ev3, Inc.*

31,360

(514,931)

Production Co.*

7,750

(342,705)

Stryker Corp.

7,940

(545,954)

Cal Dive International, Inc.*

22,990

(344,850)

Hospira, Inc.*

13,310

(551,699)

Arch Coal, Inc.

10,690

(360,681)

Inverness Medical

Markwest Energy Partners LP

12,790

(392,269)

Innovations, Inc.

11,547

(638,780)

Forest Oil Corp.*

9,930

(427,387)

Vertex Pharmaceuticals, Inc.*

16,910

(649,513)

BJ Services Co.

17,350

(460,642)

Intuitive Surgical, Inc.*

2,990

(687,700)

Nabors Industries Ltd.*

15,710

(483,397)

Amgen, Inc.*

12,320

(696,942)

FMC Technologies, Inc.*

8,660

(499,336)

Allergan, Inc.

14,670

(945,775)

Exterran Holdings, Inc.

7,290

(585,679)

Abbott Laboratories

21,350

(1,144,787)

Peabody Energy Corp.

12,330

(590,237)

Johnson & Johnson

17,590

(1,155,663)

Pioneer Natural Resources Co.

14,250

(640,965)

Celgene Corp.*

16,370

(1,167,345)

Transocean, Inc.*

5,780

(653,429)

Gilead Sciences, Inc.*

32,020

(1,308,657)

Quicksilver Resources, Inc.*

16,270

(765,503)

Merck & Co., Inc.

26,340

(1,361,515)

Sunoco, Inc.

10,860

(768,671)

Bristol-Myers Squibb Co.

55,190

(1,590,576)

Baker Hughes, Inc.

10,040

(907,315)

Total Health Care

(16,158,367)

Murphy Oil Corp.

14,440

(1,009,212)

INFORMATION TECHNOLOGY (6.2)%

Halliburton Co.

26,840

(1,030,656)

RF Micro Devices, Inc.*

7,750

(52,157)

Southwestern Energy Co.*

25,020

(1,047,087)

F5 Networks, Inc.*

4,380

(162,892)

Apache Corp.

16,790

(1,512,107)

MoneyGram International, Inc.

9,980

(225,448)

Smith International, Inc.

21,940

(1,566,516)

Kemet Corp.*

34,970

(257,030)

Tesoro Corp.

35,350

(1,626,807)

Tech Data Corp.*

6,450

(258,774)

Schlumberger Ltd.

44,310

(4,652,550)

Powerwave Technologies, Inc.*

43,120

(265,619)

Total Energy

(20,873,093)

Novell, Inc.*

36,720

(280,541)

FINANCIALS (6.7)%

Lexmark International, Inc. —

Janus Capital Group, Inc.

1,220

(34,501)

Class A*

7,220

(299,847)

SEI Investments Co.

1,310

(35,737)

Global Payments, Inc.

7,320

(323,690)

IndyMac Bancorp, Inc.

2,470

(58,317)

Parametric Technology Corp.*

18,850

(328,367)

Charles Schwab Corp.

3,870

(83,592)

Unisys Corp.*

53,000

(350,860)

Westamerica Bancorporation

3,130

(155,905)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

27

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

(NOTE 1)

First Niagara Financial

Total Common Stocks Sold Short

Group, Inc.

11,610

$

(164,281)

(Proceeds $120,769,361)

$ (126,467,026)

Waddell & Reed Financial, Inc. —

Total Short Sales (38.2)%

Class A

6,800

(183,804)

Astoria Financial Corp.

7,690

(204,016)

(Proceeds $120,769,361)

$ (126,467,026)

Other Assets in Excess

FirstMerit Corp.

10,690

(211,234)

of Liabilities – 27.0%

Cullen/Frost Bankers, Inc.

4,280

(214,514)

$

89,484,170

PNC Financial Services

Net Assets – 100.0%

$  331,141,548

Group, Inc.

3,280

(223,368)

UNREALIZED

Equity One, Inc.

8,340

(226,848)

GAIN

Brown & Brown, Inc.

8,980

(236,174)

CONTRACTS

(NOTE 1)

Eaton Vance Corp.

6,110

(244,156)

People’s United Financial, Inc.

14,170

(244,858)

FOREIGN CURRENCY FUTURES

Huntington Bancshares, Inc.

15,820

(268,624)

CONTRACTS PURCHASED

First American Corp.

7,810

(286,002)

December 2007 New Zealand

First Horizon National Corp.

11,300

(301,258)

Dollar Futures Contracts

CB Richard Ellis Group, Inc. —

(Aggregate Market Value

Class A*

10,890

(303,178)

of Contracts $5,640,000)

75

$

385,295

Wachovia Corp.

6,630

(332,494)

December 2007 Australian

Keycorp

10,570

(341,728)

Dollar Futures Contracts

Arthur J Gallagher & Co.

11,810

(342,136)

(Aggregate Market Value

Zions Bancorporation

5,030

(345,410)

of Contracts $6,022,760)

68

371,426

Hudson City Bancorp, Inc.

Futures Contracts

24,210

(372,350)

December 2007 British Pound

UDR, Inc.

(Aggregate Market Value

16,640

(404,685)

New York Community

Bancorp, Inc.

21,470

(409,003)

of Contracts $5,870,463)

46

43,281

Progressive Corp.

21,720

(421,585)

(Total Aggregate Market Value

M&T Bank Corp.

4,120

(426,214)

of Contracts $17,533,223)

$

800,002

Countrywide Financial Corp.

23,200

(441,032)

T Rowe Price Group, Inc.

8,010

(446,077)

FUTURES CONTRACTS PURCHASED

Comerica, Inc.

8,800

(451,264)

December 2007 Nikkei 225

Webster Financial Corp.

10,780

(454,054)

Futures Contracts

Sovereign Bancorp, Inc.

29,270

(498,761)

(Aggregate Market Value

Regency Centers Corp.

7,200

(552,600)

of Contracts $16,745,000)

200

$

769,150

Regions Financial Corp.

19,430

(572,796)

December 2007 S&P 500 Index

CME Group, Inc.

987

(579,714)

Mini Futures Contracts

Developers Diversified

(Aggregate Market Value

Realty Corp.

10,930

(610,659)

of Contracts $28,380,713)

369

707,673

Franklin Resources, Inc.

4,900

(624,750)

December 2007 S&P MidCap 400

Fifth Third Bancorp

19,060

(645,753)

Index Mini Futures Contracts

National Penn Bancshares, Inc.

40,180

(657,345)

(Aggregate Market Value

AvalonBay Communities, Inc.

5,870

(693,012)

of Contracts $18,474,750)

207

408,549

Kimco Realty Corp.

17,180

(776,708)

December 2007 Russell 2000®

Moody’s Corp.

16,360

(824,544)

Index Futures Contracts

Macerich Co.

11,050

(967,759)

(Aggregate Market Value

Simon Property Group, Inc.

10,890

(1,089,000)

of Contracts $15,542,400)

192

325,254

SLM Corp.

24,210

(1,202,511)

December 2007 U.S. Dollar 10

Leucadia National Corp.

25,970

(1,252,273)

Year Note Futures Contracts

Washington Mutual, Inc.

49,830

(1,759,497)

(Aggregate Market Value

Total Financials

(22,176,081)

of Contracts $32,784,375)

300

86,268

(Total Aggregate Market Value

of Contracts $111,927,238)

$

2,296,894

28

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

September 30, 2007

ABSOLUTE RETURN STRATEGIES FUND

GAIN (LOSS)

GAIN

UNREALIZED

UNREALIZED

CONTRACTS

(NOTE 1)

UNITS

(NOTE 1)

FOREIGN CURRENCY FUTURES

VARIANCE SWAP AGREEMENT 0.1%

CONTRACTS SOLD SHORT

S&P 500 Index Variance Swap,

December 2007 Japanese Yen

Terminating 12/21/07

Futures Contracts

(Notional Market Value

(Aggregate Market Value

$2,744,301)

967

$

185,380

of Contracts $6,149,500)

56

$

54,090

December 2007 Swiss Franc

Futures Contracts

(Aggregate Market Value

of Contracts $5,727,313)

53

(113,439)

December 2007 Swedish Krona

Futures Contracts

(Aggregate Market Value

of Contracts $5,881,640)

19

(224,908)

(Total Aggregate Market Value

of Contracts $17,758,453)

$

(284,257)

FUTURES CONTRACTS SOLD SHORT

December 2007 U.S. Dollar

Index Futures Contracts

(Aggregate Market Value

of Contracts $10,867,500)

140

$

235,353

NOTIONAL

PRINCIPAL

CREDIT DEFAULT SWAP AGREEMENTS

PROTECTION SOLD

Dow Jones CDX North American

Investment Grade Swap

Agreement, Series 8

Protection Premium Rate 0.35%

Terminating 06/20/12

$ 5,000,000

$

(52,496)

Dow Jones CDX North American

Investment Grade Swap

Agreement, Series 6

Protection Premium Rate 0.40%

Terminating 06/20/11

65,000,000

(207,665)

Dow Jones CDX North American

Investment Grade Swap

Agreement, Series 7

Protection Premium Rate 0.40%

Terminating 12/20/11

35,000,000

(288,653)

$

(548,814)

*

Non-Income Producing Security.

**

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaran-

teed by the U.S. Government.

†

All or a portion of this security is on loan at September 30, 2007—See Note 8.

††

All or a portion of this security is pledged as short security collateral at September 30, 2007.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

COMMODITIES STRATEGY FUND

MARKET

VALUE

SHARES

(NOTE 1)

EXCHANGE TRADED FUNDS 14.9%

iShares S&P GSCI

Commodity Indexed Trust*†

281,380

$ 13,272,695

Total Exchange Traded Funds

(Cost $12,204,068)

13,272,695

AMOUNT

FACE

STRUCTURED NOTES†† 31.3%

Credit Suisse,

Goldman Sachs Commodity

Index Total Return Linked

Notes at 5.34%

due 09/30/08

$16,947,700

18,045,531

Swedish Export Credit Corp.,

Goldman Sachs Commodity

Index Total Return Linked

Notes at 5.21%

due 01/18/08

3,500,000

6,035,015

Swedish Export Credit Corp.,

Goldman Sachs Commodity

Index Total Return Linked

Notes at 5.21%

due 04/21/08

3,000,000

3,889,140

Total Structured Notes

(Cost $24,030,692)

27,969,686

REPURCHASE AGREEMENT 60.5%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

54,102,393

54,102,393

Total Repurchase Agreement

(Cost $54,102,393)

54,102,393

SECURITIES LENDING COLLATERAL 3.9%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

3,484,194

3,484,194

Total Securities Lending Collateral

(Cost $3,484,194)

3,484,194

Total Investments 110.6%

(Cost $93,821,347)

$ 98,828,968

Liabilities in Excess of

Other Assets – (10.6)%

$  (9,472,622)

Net Assets – 100.0%

$ 89,356,346

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at September 30, 2007—See Note 8.

††

Structured Notes are leveraged, providing an exposure to the underlying benchmark of three times the face amount. The total exposure to the Goldman Sachs Commodity Index is $70,343,100 as of September 30, 2007—See Note 2.

30

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

HEDGED EQUITY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 52.2%

Commerce Group, Inc.

1,330

$

39,195

Apartment Investment &

FINANCIALS 9.4%

Management Co. — Class A†

710

32,042

Goldman Sachs Group, Inc.†

1,630

$

353,286

Cincinnati Financial Corp.

670

29,018

Travelers Cos, Inc.

4,980

250,693

W.R. Berkley Corp.

890

26,371

HSBC Holdings PLC — SP ADR†

2,700

250,020

Radian Group, Inc.†

1,010

23,513

JPMorgan Chase & Co.

3,980

182,364

Potlatch Corp.

440

19,813

Allstate Corp.

3,100

177,289

Cousins Properties, Inc.†

670

19,671

Hartford Financial Services

XL Capital Ltd.†

230

18,216

Group, Inc.†

1,850

171,217

Everest Re Group Ltd.

120

13,229

Chubb Corp.†Δ

2,670

143,219

Leucadia National Corp.

1

48

ACE Ltd.

2,350

142,339

UBS AG— SP ADR†

2,470

131,527

Total Financials

4,750,512

Banco Santander Central

INFORMATION TECHNOLOGY 6.6%

Hewlett-Packard Co.

11,350

565,116

Hispano SA — SP ADR†

6,680

128,991

Morgan Stanley†

Nokia Oyj — SP ADR

4,930

186,995

2,020

127,260

EMC Corp*

8,530

177,424

Fannie Mae

2,080

126,485

Allianz AG — SP ADR

4,990

116,117

Electronic Data Systems Corp.

7,320

159,869

Tyco Electronics Ltd.

3,450

122,233

Genworth Financial, Inc. —

Juniper Networks, Inc.*†

3,310

121,179

Class A

3,710

114,008

Banco Bilbao Vizcaya Argentaria

Xerox Corp.*

6,820

118,259

SA — SP ADR†

4,710

109,649

Sun Microsystems, Inc.*

18,720

105,019

Applied Materials, Inc.

4,700

97,290

ING Groep NV — SP ADR

2,380

105,458

Novellus Systems, Inc.*†

3,230

88,050

Barclays PLC — SP ADR†

2,120

103,074

Lloyds TSB Group PLC —

Computer Sciences Corp.*

1,550

86,645

SP ADR†

2,300

102,258

Telefonaktiebolaget LM

CIT Group, Inc.

2,430

97,686

Ericsson — SP ADR†

1,980

78,804

Vishay Intertechnology, Inc.*

5,910

77,007

ABN AMRO Holding NV—

Teradyne, Inc.*†

5,090

70,242

SP ADR

1,840

96,600

Avaya, Inc.*

AXA — SP ADR†

2,110

94,127

4,080

69,197

Loews Corp.

1,890

91,381

Micron Technology, Inc.*†

5,630

62,493

Deutsche Bank AG — SP ADR†

710

91,157

Affiliated Computer Services,

Inc. — Class A*

1,240

62,298

Ambac Financial Group, Inc.†

1,360

85,558

A.G. Edwards, Inc.†

970

RF Micro Devices, Inc.*

8,761

58,962

81,238

Federated Investors, Inc. —

LSI Logic Corp.*

7,400

54,908

Class B†

1,880

74,636

Avnet, Inc.*

1,350

53,811

Ameriprise Financial, Inc.†

1,150

72,577

SAP AG — SP ADR†

860

50,456

Ceridian Corp.*†

1,440

50,026

Credit Suisse Group — SP ADR†

1,050

69,647

Broadridge Financial Solutions,

AmeriCredit Corp.*†

3,910

68,738

PNC Financial Services Group,

Inc.†

2,390

45,290

Alliance Data Systems Corp.*†

580

44,915

Inc.

980

66,738

International Business Machines

ProLogis

1,000

66,350

Old Republic International Corp.

3,350

62,779

Corp.

380

44,764

Convergys Corp.*

2,520

43,747

Fidelity National Financial,

Motorola, Inc.

Inc. — Class A†

3,420

59,782

2,340

43,360

PMI Group, Inc.

1,810

59,187

CommScope, Inc.*

800

40,192

Cisco Systems, Inc.*

1,190

39,401

American Financial Group, Inc.

2,000

57,040

Capital One Financial Corp.

Palm, Inc.*†

2,340

38,072

850

56,466

Intersil Corp. — Class A

Protective Life Corp.

1,280

54,323

1,070

35,770

ValueClick, Inc.*†

1,560

35,038

Marsh & McLennan Cos., Inc.

2,090

53,295

Polycom, Inc.*†

1,180

31,695

Host Hotels & Resorts, Inc.

2,280

51,163

MGIC Investment Corp.†

1,580

51,050

Dycom Industries, Inc.*

960

29,405

MPS Group, Inc.*†

2,440

27,206

UnumProvident Corp.†

2,030

49,674

Dell, Inc.*

980

27,048

Horace Mann Educators Corp.

2,210

43,559

National City Corp.†

1,570

Nvidia Corp.*

735

26,636

39,391

Plantronics, Inc.†

910

25,980

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Qualcomm, Inc.

570

$

24,088

Waste Management, Inc.

3,620

$

136,619

Research In Motion Ltd.*

240

23,652

Terex Corp.*

1,390

123,738

Mentor Graphics Corp.*†

1,450

21,895

Eaton Corp.

1,240

122,809

Macrovision Corp.*†

870

21,428

Caterpillar, Inc.

1,490

116,861

MEMC Electronic Materials, Inc.*

360

21,190

Siemens AG — SP ADR

810

111,172

Advent Software, Inc.*†

450

21,136

FedEx Corp.

740

77,515

Corning, Inc.

700

17,255

Cummins, Inc.

580

74,176

Seagate Technology

520

13,302

Tyco International Ltd.†Δ

1,560

69,170

Alcatel-Lucent

1,220

12,420

Foster Wheeler Ltd.*

510

66,953

SanDisk Corp.*

220

12,122

Timken Co.

1,600

59,440

NCR Corp.*

200

9,960

KBR Inc.*

1,510

58,543

Western Digital Corp.*

350

8,862

ITT Industries, Inc.

860

58,420

Logitech International SA*†

290

8,570

Granite Construction, Inc.

1,010

53,550

Gartner, Inc. — Class A*

340

8,316

Kirby Corp.*†

1,190

52,526

Harris Corp.

130

7,513

Diana Shipping, Inc.

1,810

51,585

Nortel Networks Corp.*†

410

6,962

DRS Technologies, Inc.†

910

50,159

Brocade Communications

Shaw Group, Inc.*

860

49,966

Systems, Inc.*

810

6,934

United Rentals, Inc.*

1,550

49,863

Diebold, Inc.†

120

5,450

Ryder System, Inc.†

1,000

49,000

Tellabs, Inc.*

570

5,426

ABB Ltd. — SP ADR

1,800

47,214

Imation Corp.

120

2,944

SPX Corp.

500

46,280

Total Information Technology

3,354,227

GATX Corp.†

1,030

44,032

ENERGY 6.4%

AGCO Corp.*

840

42,647

ConocoPhillipsΔ

4,740

416,030

Joy Global, Inc.

820

41,705

National-Oilwell Varco, Inc.*

2,560

369,920

Seaspan Corp.†

1,230

40,467

Marathon Oil Corp.

4,030

229,791

Emerson Electric Co.

760

40,447

BP PLC — SP ADR

3,250

225,387

DryShips, Inc.†

440

39,974

Total SA — SP ADR

2,750

222,832

Chicago Bridge & Iron, Co. NV

910

39,185

Valero Energy Corp.

3,180

213,632

Flowserve Corp.

500

38,090

Anadarko Petroleum Corp.

3,280

176,300

Kelly Services, Inc.

1,900

37,639

Hess Corp.

2,510

166,990

URS Corp.*

600

33,870

Royal Dutch Shell PLC —

Horizon Lines, Inc. — Class A†

1,070

32,667

SP ADR†

Inc.*

1,800

147,924

Washington Group International,

Chesapeake Energy Corp.†

3,880

136,809

360

31,612

Cameron International Corp.*

1,290

119,054

Werner Enterprises, Inc.

1,780

30,527

Noble Corp.

2,220

108,891

Deere & Co.†

190

28,200

ENI-Ente Nazionale

Deluxe Corp.†

750

27,630

Idrocarburi — SP ADR†

1,460

107,690

Alexander & Baldwin, Inc.†

510

25,566

El Paso Corp.

6,050

102,669

Quanta Services, Inc.*†

966

25,551

ENSCO International, Inc.†

1,560

87,516

EMCOR Group, Inc.*

800

25,088

Newfield Exploration Co.*

1,770

85,243

Sequa Corp. — Class A*

150

24,867

Grant Prideco, Inc.*

1,460

79,599

Con-way, Inc.

530

24,380

Tidewater, Inc.†

1,030

64,725

Perini Corp.*

420

23,491

Pogo Producing Co.

1,140

60,545

Genco Shipping & Trading Ltd.†

350

22,935

Cimarex Energy Co.†

Inc.*†

1,610

59,973

Jacobs Engineering Group,

Superior Energy Services*

1,390

49,262

300

22,674

Patterson-UTI Energy, Inc.†

360

8,125

Herman Miller, Inc.

820

22,255

Total Energy

3,238,907

Ryanair Holdings PLC — SP

INDUSTRIALS 6.3%

ADR*†

480

19,925

Rockwell Automation, Inc.

280

19,463

CSX Corp.†

4,800

205,104

Precision Castparts Corp.

120

17,758

Paccar, Inc.

1,940

165,385

Cooper Industries Ltd. —

Burlington Northern Santa Fe

Class A†

340

17,371

Corp.†

1,970

159,905

YRC Worldwide, Inc.*†

610

16,665

Norfolk Southern Corp.Δ

2,680

139,119

First Solar, Inc.*†

140

16,484

32

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Roper Industries, Inc.†

230

$

15,065

Applera Corp. — Applied

Eagle Bulk Shipping, Inc.†

580

14,929

Biosystems Group

490

$

16,974

Suntech Power Holdings Co.

Covance, Inc.*†

190

14,801

Ltd. — SP ADR*†

370

14,763

Millipore Corp.*†

180

13,644

AMETEK, Inc.

300

12,966

Pharmaceutical Product

Quintana Maritime Ltd.†

590

11,251

Development, Inc.†

370

13,113

Thomas & Betts Corp.*†

180

10,555

Invitrogen Corp.*†

160

13,077

Insituform Technologies, Inc. —

Health Management Associates,

Class A*†

680

10,356

Inc. — Class A

1,880

13,047

General Cable Corp.*†

150

10,068

Charles River Laboratories

Acuity Brands, Inc.†

150

7,572

International, Inc.*†

230

12,914

Belden, Inc.

160

7,506

Par Pharmaceutical Cos., Inc.*

680

12,621

Baldor Electric Co.†

180

7,191

PerkinElmer, Inc.

420

12,268

Genlyte Group, Inc.*

110

7,069

Illumina, Inc.*

220

11,414

JetBlue Airways Corp.*†

70

645

Techne Corp.*

160

10,093

Total Industrials

3,198,173

Bio-Rad Laboratories, Inc. —

HEALTH CARE 6.0%

Class A*

100

9,050

Pfizer, Inc.

12,220

298,535

Varian, Inc.*

140

8,905

Schering-Plough Corp.†

7,130

225,522

Sepracor, Inc.*

190

5,225

Baxter International, Inc.

3,590

202,045

Advanced Medical Optics, Inc.*

140

4,283

International*

UnitedHealth Group, Inc.

3,660

177,254

Valeant Pharmaceuticals

Novartis AG — SP ADR

3,150

173,124

230

3,560

GlaxoSmithKline PLC — SP

Kindred Healthcare, Inc.*

150

2,686

ADR†

3,210

170,772

Total Health Care

3,040,677
WellPoint, Inc.*

1,920

151,526

CONSUMER DISCRETIONARY 5.9%

Aetna, Inc.

2,350

127,534

Expedia, Inc.*

10,090

321,669

Eli Lilly & Co.

2,220

126,385

Time Warner, Inc.

12,300

225,828

Thermo Fisher Scientific, Inc.*

2,090

120,635

Buffalo Wild Wings, Inc.*

5,758

217,192

AstraZeneca PLC — SP ADR

1,950

97,636

Home Depot, Inc.†

4,540

147,278

McKesson Corp.Δ

1,640

96,416

Carnival Corp.

2,430

117,685

Coventry Health Care, Inc.*

1,240

77,140

DaimlerChrysler AG— SP ADR†

1,070

107,214

WellCare Health Plans, Inc.*

690

72,747

McDonald’s Corp.

1,710

93,144

CIGNA Corp.

1,320

70,343

Johnson Controls, Inc.

770

90,945

Waters Corp.*

890

59,559

Walt Disney Co.†

2,220

76,346

Humana, Inc.*

820

57,302

Comcast Corp. — Class A*†

3,100

74,958

Apria Healthcare Group, Inc.*

1,620

42,136

DIRECTV Group, Inc.*

2,110

51,231

DENTSPLY International, Inc.

990

41,224

Whirlpool Corp.

560

49,896

Sanofi-Aventis — SP ADR

970

41,147

Koninklijke Philips Electronics

Cytyc Corp.*

860

40,979

NV — SP ADR

1,100

49,434

Lincare Holdings, Inc.*

1,090

39,948

Lowe’s Cos., Inc.

1,720

48,194

Community Health Systems,

Hilton Hotels Corp.†

1,010

46,955

Inc.*†

1,270

39,929

Mohawk Industries, Inc.*†

520

42,276

Health Net, Inc.*

710

38,375

Big Lots, Inc.*†

1,360

40,582

Cephalon, Inc.*†

510

37,261

Kohl’s Corp.*

680

38,984

King Pharmaceuticals, Inc.*†

3,080

36,098

GameStop Corp. — Class A*

690

38,881

Cerner Corp.*†

590

35,288

Office Depot, Inc.*

1,880

38,766

Quest Diagnostics, Inc.†

590

34,084

Luxottica Group — SP ADR

1,120

37,968

Alcon, Inc. — SP ADR†

230

33,102

Sotheby’s Holdings, Inc. —

LifePoint Hospitals, Inc.*†

1,030

30,910

Class A†

780

37,276

Teva Pharmaceutical Industries

Harrah’s Entertainment, Inc.

410

35,641

Ltd. — SP ADR†

580

25,793

Liberty Media Corp —

Mylan Laboratories, Inc.

1,390

22,184

Interactive*

1,800

34,578

Perrigo Co.†

940

20,069

Polo Ralph Lauren Corp.

430

33,433

AutoZone, Inc.*†

280

32,519

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

33

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Regis Corp.

980

$

31,272

CONSUMER STAPLES 3.8%

Hanesbrands, Inc.*

1,110

31,147

Safeway, Inc.

10,030

$

332,093

Magna International, Inc. —

Wal-Mart Stores, Inc.

7,360

321,264

Class A

320

30,819

Reynolds American, Inc.†

3,010

191,406

NVR, Inc.*†

60

28,215

SUPERVALU, Inc.

4,570

178,276

IAC/InterActiveCorp*†

940

27,890

Molson Coors Brewing Co. —

Mattel, Inc.

1,150

26,979

Class B

1,470

146,515

Priceline.com, Inc.*†

300

26,625

NBTY, Inc.*

2,840

115,304

Dillard’s, Inc. — Class A†

1,200

26,196

Energizer Holdings, Inc.*

930

103,090

Brunswick Corp.†

1,100

25,146

Diageo PLC — SP ADR

1,170

102,644

Belo Corp. — Class A

1,420

24,651

Unilever NV — SP ADR

3,090

95,326

American Eagle Outfitters, Inc.†

900

23,679

Altria Group, Inc.

1,290

89,694

Hasbro, Inc.†

830

23,140

Pepsi Bottling Group, Inc.†

1,900

70,623

Dollar Tree Stores, Inc.*†

570

23,108

Dean Foods Co.

1,620

41,440

Scholastic Corp.*

650

22,659

Cadbury Schweppes PLC —

Gannett Co., Inc.

510

22,287

SP ADR

840

39,077

BorgWarner, Inc.†

240

21,967

Walgreen Co.

690

32,596

WPP Group PLC — SP ADR

300

20,250

Universal Corp.†

520

25,454

Rent-A-Center, Inc.*†

1,100

19,943

Hershey Co.†

320

14,851

Phillips-Van Heusen Corp.†

380

19,942

Alberto-Culver Co.†

490

12,147

Autoliv, Inc.

330

19,718

Total Consumer Staples

1,911,800

Tribune Co.

710

19,397

TELECOMMUNICATION SERVICES 3.7%

Charming Shoppes, Inc.*

2,180

18,312

Gentex Corp.†

810

17,366

AT&T, Inc.

11,050

467,526

Warnaco Group, Inc.*

440

17,191

Verizon Communications, Inc.Δ

7,410

328,115

Vodafone Group PLC — SP

Ross Stores, Inc.†

660

16,922

TRW Automotive Holdings

ADR†

6,960

252,648

Telefonica SA — SP ADR

1,990

Corp.*

500

15,840

166,722

BT Group PLC — SP ADR

1,540

96,758

Macy’s, Inc.Δ

470

15,190

Deutsche Telekom AG — SP

Brinker International, Inc.

550

15,092

LKQ Corp.*†

430

14,968

ADR†

4,230

83,035

Tupperware Brands Corp.

470

14,800

China Mobile Ltd. — SP ADR†

900

73,836

GSI Commerce, Inc.*†

520

13,832

Telephone & Data Systems, Inc.

1,030

68,753

CenturyTel, Inc.

1,410

65,170

Netflix, Inc.*†

640

13,261

Cooper Tire & Rubber Co.

540

13,176

France Telecom SA — SP ADR

1,690

56,514

Telecom Italia — SP ADR†

1,460

44,194

Goodyear Tire & Rubber Co.*

420

12,772

America Movil SAB de CV —

NutriSystem, Inc.*†

270

12,660

Tenneco, Inc.*

380

11,784

SP ADR

580

37,120

Vimpel-Communications —

Lennar Corp. — Class A†

510

11,552

SP ADR

750

20,280

Systemax, Inc.†

530

10,833

Mobile Telesystems — SP ADR

280

19,407

Aeropostale, Inc.*†

555

10,578

Blue Nile, Inc.*†

Rogers Communications,

110

10,353

American Axle & Manufacturing

Inc. — Class B

410

18,667

Turkcell Iletisim Hizmet AS,

Holdings, Inc.†

400

10,100

Inc. — SP ADR†

680

14,470

KB HOME†

360

9,022

SK Telecom Co. Ltd. — SP

Gmarket, Inc.*

310

7,270

Lear Corp.*†

210

6,741

ADR†

440

13,068

Lee Enterprises, Inc.

380

5,917

American Tower Corp. —

Class A*

300

13,062

Media General, Inc.

210

5,777

NII Holdings, Inc. — Class B*

140

11,501

Visteon Corp.*

1,050

5,408

M.D.C. Holdings, Inc.

Philippine Long Distance

120

4,913

Telephone Co. — SP ADR†

170

10,938

Amazon.com, Inc.*†

30

2,795

U.S. Cellular Corp.*†

110

10,802

Delphi Corp.*

4,130

1,879

Crown Castle International

Total Consumer Discretionary

2,970,207

Corp.*

210

8,532

34

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

HEDGED EQUITY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Sprint Nextel Corp.†

3

$

57

TXU Corp.

690

$

47,244

Total Telecommunication Services

1,881,175

SCANA Corp.†

1,040

40,290

MATERIALS 2.9%

Entergy Corp.

370

40,067

Dow Chemical Co.

3,220

138,653

Pinnacle West Capital Corp.

930

36,744

BHP Billiton Ltd. — SP ADR†

1,580

124,188

Westar Energy, Inc.

1,110

27,262

United States Steel Corp.†

1,120

118,653

Northeast Utilities†

910

25,999

Anglo American PLC — SP

CMS Energy Corp.

1,480

24,894

ADR†

3,530

118,078

TECO Energy, Inc.†

970

15,937

Rio Tinto PLC — SP ADR†

330

113,322

AGL Resources, Inc.

370

14,659

E.I. du Pont de Nemours and

NiSource, Inc.†

700

13,398

Co.

1,640

81,278

Black Hills Corp.†

230

9,435

Alcoa, Inc.

1,810

70,807

IDACORP, Inc.

200

6,548

Temple-Inland, Inc.†

1,140

59,998

Oneok, Inc.

90

4,266

Steel Dynamics, Inc.†

980

45,766

Total Utilities

592,021

Albemarle Corp.

980

43,316

Total Common Stocks

Companhia Vale do Rio

(Cost $25,047,101)

26,386,677

Doce — SP ADR

1,060

35,966

ArcelorMittal†

410

32,128

EXCHANGE TRADED FUNDS 6.8%

Bemis Co.

1,020

29,692

iShares MSCI Emerging Markets

Valspar Corp.

1,030

28,026

Index Fund†

23,171

3,462,906

POSCO — SP ADR†

150

26,816

Total Exchange Traded Funds

Martin Marietta Materials, Inc.†

190

25,375

Potash Corporation of

(Cost $2,953,141)

3,462,906

Saskatchewan†

230

24,311

Reliance Steel & Aluminum Co.

420

23,747

FACE

Lubrizol Corp.

360

23,422

AMOUNT

Southern Copper Corp.†

170

21,051

Alcan, Inc.

210

21,017

REPURCHASE AGREEMENTS 43.1%

Praxair, Inc.

240

Repurchase Agreement (Note 5)

20,102

Credit Suisse Group

The Mosaic Co.*

350

18,732

issued 09/28/07 at 3.95%

Air Products & Chemicals, Inc.

190

18,574

Barrick Gold Corp.

450

18,126

due 10/01/07Δ

$12,406,077

12,406,077

Carpenter Technology Corp.

130

16,901

Mizuho Financial Group, Inc.

Pactiv Corp.*

580

16,623

issued 09/28/07 at 3.96%

Ashland, Inc.

240

14,450

due 10/01/07

5,621,223

5,621,223

Lehman Brothers Holdings, Inc.

Teck Cominco Ltd. — Class B†

290

13,836

Goldcorp, Inc.†

430

13,141

issued 09/28/07 at 3.90%

due 10/01/07

3,141,009

3,141,009

PPG Industries, Inc.†

170

12,844

Rohm & Haas Co.†

220

12,247

Morgan Stanley

Eastman Chemical Co.†

180

12,011

issued 09/28/07 at 3.80%

Agrium, Inc.

210

11,420

due 10/01/07

661,321

661,321

Worthington Industries, Inc.†

420

9,895

Total Repurchase Agreements

Huntsman Corp.

350

9,272

(Cost $21,829,630)

21,829,630

SECURITIES LENDING COLLATERAL 16.6%

Sigma-Aldrich Corp.

190

9,261

Ferro Corp.

430

8,591

Freeport-McMoRan Copper &

Investment in Securities Lending Short Term

Gold, Inc. — Class B

70

7,342

Investment Portfolio Held by

Total Materials

1,448,978

U.S. Bank (Note 8)

8,396,422

8,396,422

UTILITIES 1.2%

Total Securities Lending Collateral

(Cost $8,396,422)

8,396,422

PG&E Corp.

1,610

76,958

Xcel Energy, Inc.†

2,660

57,296

Total Long Securities 118.7%

Sierra Pacific Resources

3,350

52,695

(Cost $58,226,294)

$ 60,075,635

Constellation Energy Group, Inc.

580

49,758

CenterPoint Energy, Inc.†

3,030

48,571

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS SOLD SHORT (37.6)%

AnnTaylor Stores Corp.*

580

$

(18,369)

Valassis Communications, Inc.*

2,060

(18,375)

TELECOMMUNICATION SERVICES (0.6)%

Foot Locker, Inc.

1,210

(18,549)

Alltel Corp.

1,550

$

(108,004)

DeVry, Inc.

530

(19,615)

Sprint Nextel Corp.

8,941

(169,879)

Hovnanian Enterprises, Inc. —

Total Telecommunication Services

(277,883)

Class A*

1,810

(20,073)

UTILITIES (1.2)%

RadioShack Corp.

980

(20,247)

Great Plains Energy, Inc.

580

(16,710)

DR Horton, Inc.

1,590

(20,368)

Hawaiian Electric Industries, Inc.

870

(18,888)

Saks, Inc.

1,340

(22,981)

Duke Energy Corp.

1,220

(22,802)

Toll Brothers, Inc.*

1,230

(24,588)

Pepco Holdings, Inc.

950

(25,726)

Centex Corp.

950

(25,242)

Dynegy, Inc. — Class A*

2,820

(26,057)

Career Education Corp.*

910

(25,471)

Aqua America, Inc.

1,740

(39,463)

Dow Jones & Co., Inc.

440

(26,268)

DPL, Inc.

1,570

(41,228)

Catalina Marketing Corp.*

890

(28,827)

AES Corp.*

2,100

(42,084)

Carmax, Inc.*

1,460

(29,682)

Consolidated Edison, Inc.

980

(45,374)

Washington Post Co. — Class B

40

(32,112)

Equitable Resources, Inc.

1,070

(55,501)

Strayer Education, Inc.

220

(37,099)

Allegheny Energy, Inc.*

Wyndham Worldwide Corp.

1,380

(72,119)

Eastman Kodak Co.

1,500

(40,140)

Ameren Corp.

1,550

(81,375)

1,230

(40,295)

Exelon Corp.

1,540

(116,054)

Urban Outfitters, Inc.*

1,990

(43,382)

Total Utilities

Scientific Games Corp. —

(603,381)

Class A*

1,180

(44,368)

MATERIALS (1.3)%

Pulte Homes, Inc.

3,360

(45,730)

Lyondell Chemical Co.

150

(6,952)

Interpublic Group of Cos., Inc.*

4,620

(47,956)

Bowater, Inc.

690

(10,295)

Harman International Industries,

Louisiana-Pacific Corp.

740

(12,558)

Inc.

560

(48,451)

Scotts Miracle-Gro Co. —

Wendy’s International, Inc.

1,460

(50,969)

Class A

390

(16,673)

Coach, Inc.*

1,120

(52,942)

Florida Rock Industries, Inc.

270

(16,872)

Best Buy Co., Inc.

1,160

(53,383)

Olin Corp.

1,050

(23,499)

Ford Motor Co.*

7,249

(61,544)

Newmont Mining Corp.

860

(38,468)

CBS Corp.

2,340

(73,710)

FMC Corp.

780

(40,576)

H&R Block, Inc.

3,550

(75,189)

Nucor Corp.

690

(41,034)

Apollo Group, Inc. — Class A*

1,300

(78,195)

International Flavors &

Marriott International, Inc. —

Fragrances, Inc.

800

(42,288)

Class A

2,190

(95,199)

Vulcan Materials Co.

620

(55,273)

General Motors Corp.

3,110

(114,137)

Weyerhaeuser Co.

990

(71,577)

International Game Technology

3,390

(146,109)

Allegheny Technologies, Inc.

660

(72,567)

Starbucks Corp.*

5,690

(149,078)

Ecolab, Inc.

2,010

(94,872)

Total Consumer Discretionary

(1,760,554)

CONSUMER STAPLES (3.5)%

Monsanto Co.

1,350

(115,749)

Total Materials

(659,253)

CONSUMER DISCRETIONARY (3.5)%

Tyson Foods, Inc. — Class A

1,140

(20,349)

Whole Foods Market, Inc.

900

(44,064)

Beazer Homes USA, Inc.

150

(1,237)

Brown-Forman Corp.

670

(50,190)

Dick’s Sporting Goods, Inc.*

100

(6,715)

Tootsie Roll Industries, Inc.

2,150

(57,040)

Furniture Brands International,

Archer-Daniels-Midland Co.

2,330

(77,076)

Inc.

710

(7,199)

Hansen Natural Corp.*

1,600

(90,688)

ITT Educational Services, Inc.*

60

(7,301)

Sara Lee Corp.

10,308

(172,041)

ArvinMeritor, Inc.

480

(8,074)

Clorox Co.

3,060

(186,629)

Ryland Group, Inc.

420

(9,001)

WM Wrigley Jr Co.

3,910

(251,139)

Circuit City Stores, Inc.

1,440

(11,390)

Colgate-Palmolive Co.

5,200

(370,864)

Borders Group, Inc.

980

(13,063)

Avon Products, Inc.

12,389

(464,959)

Blyth, Inc.

650

(13,292)

Chico’s FAS, Inc.*

1,190

(16,720)

Total Consumer Staples

(1,785,039)

Coldwater Creek, Inc.*

1,650

(17,919)

36

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

HEDGED EQUITY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

INDUSTRIALS (3.9)%

Abbott Laboratories

3,409

$

(182,791)

Federal Signal Corp.

800

$

(12,288)

Johnson & Johnson

2,810

(184,617)

Airtran Holdings, Inc.*

1,510

(14,858)

Celgene Corp.*

2,610

(186,119)

Alaska Air Group, Inc.*

690

(15,932)

Gilead Sciences, Inc.*

5,110

(208,846)

Mine Safety Appliances Co.

380

(17,902)

Merck & Co., Inc.

4,199

(217,046)

Hubbell, Inc. — Class B

320

(18,278)

Bristol-Myers Squibb Co.

8,800

(253,616)

HNI Corp.

580

(20,880)

Total Health Care

(2,381,375)

ChoicePoint, Inc.*

630

(23,890)

ENERGY (5.9)%

Graco, Inc.

640

(25,030)

Encore Acquisition Co.*

1,030

(32,599)

Pall Corp.

810

(31,509)

Arch Coal, Inc.

1,710

(57,695)

Stericycle, Inc.*

660

(37,726)

Cintas Corp.

1,050

(38,955)

Forest Oil Corp.*

1,580

(68,003)

Rollins, Inc.

1,570

(41,903)

BJ Services Co.

2,770

(73,543)

Fluor Corp.

310

(44,634)

Nabors Industries Ltd.*

2,510

(77,233)

American Standard Cos., Inc.

FMC Technologies, Inc.*

1,380

(79,571)

1,380

(49,156)

Peabody Energy Corp.

1,970

(94,304)

CH Robinson Worldwide, Inc.

950

(51,576)

Pioneer Natural Resources Co.

2,270

(102,105)

Avis Budget Group, Inc.*

2,280

(52,189)

Quicksilver Resources, Inc.*

Brink’s Co.

970

(54,204)

2,600

(122,330)

Sunoco, Inc.

1,730

(122,449)

MSC Industrial Direct Co. —

Class A

1,180

Baker Hughes, Inc.

1,600

(144,592)

(59,696)

Murphy Oil Corp.

2,300

(160,747)

Monster Worldwide, Inc.*

2,040

(69,482)

Halliburton Co.

4,280

(164,352)

Dun & Bradstreet Corp.

820

(80,860)

Corporate Executive Board Co.

1,090

(80,922)

Southwestern Energy Co.*

3,990

(166,982)

Fastenal Co.

1,800

(81,738)

Apache Corp.

2,679

(241,271)

Masco Corp.

3,860

(89,436)

Smith International, Inc.

3,500

(249,900)

Southwest Airlines Co.

6,739

(99,737)

Tesoro Corp.

5,640

(259,553)

Rockwell Collins, Inc.

1,650

(120,516)

Schlumberger Ltd.

7,070

(742,350)

United Parcel Service, Inc. —

Total Energy

(2,959,579)

Class B

1,900

(142,690)

INFORMATION TECHNOLOGY (6.3)%

Pitney Bowes, Inc.

3,320

(150,794)

RF Micro Devices, Inc.*

1

(7)

Expeditors International

F5 Networks, Inc.*

700

(26,033)

Washington, Inc.

3,210

(151,833)

MoneyGram International, Inc.

1,590

(35,918)

General Electric Co.

7,679

(317,911)

Kemet Corp.*

5,579

(41,006)

Total Industrials

(1,996,525)

Tech Data Corp.*

1,030

(41,324)

Powerwave Technologies, Inc.*

6,879

(42,375)

HEALTH CARE (4.7)%

Ventana Medical Systems, Inc.*

Checkfree Corp.*

960

(44,678)

210

(18,041)

Novell, Inc.*

5,859

Affymetrix, Inc.*

730

(18,520)

(44,763)

Omnicare, Inc.

790

(26,173)

Lexmark International, Inc. —

PDL BioPharma, Inc.*

1,250

(27,012)

Class A*

1,100

(45,683)

Global Payments, Inc.

1,170

(51,737)

Medicis Pharmaceutical Corp. —

Class A

940

(28,679)

Parametric Technology Corp.*

3,010

(52,434)

Unisys Corp.*

8,460

(56,005)

Varian Medical Systems, Inc.*

730

(30,580)

National Instruments Corp.

1,750

(60,077)

Hillenbrand Industries, Inc.

680

(37,414)

Ciena Corp.*

1,650

(62,832)

Genzyme Corp.*

880

(54,525)

Akamai Technologies, Inc.*

2,580

(74,123)

Kyphon, Inc.*

870

(60,900)

Boston Scientific Corp.*

4,450

(62,077)

Network Appliance, Inc.*

2,840

(76,424)

CR Bard, Inc.

720

(63,497)

Cypress Semiconductor Corp.*

2,650

(77,407)

Citrix Systems, Inc.*

1,920

(77,414)

Tenet Healthcare Corp.*

20,629

(69,313)

Stryker Corp.

Kla-Tencor Corp.

1,420

(79,208)

1,270

(87,325)

Hospira, Inc.*

Intuit, Inc.*

2,659

(80,568)

2,120

(87,874)

Activision, Inc.*

4,140

(89,383)

Vertex Pharmaceuticals, Inc.*

2,700

(103,707)

Intuitive Surgical, Inc.*

JDS Uniphase Corp.*

7,330

(109,657)

480

(110,400)

Cognizant Technology Solutions

Amgen, Inc.*

1,970

(111,443)

Corp. — Class A*

1,510

(120,453)

Allergan, Inc.

2,340

(150,860)

Apple, Inc.*

830

(127,438)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

37

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

HEDGED EQUITY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Paychex, Inc.

3,120

$

(127,920)

CME Group, Inc.

159

$

(93,389)

Advanced Micro Devices, Inc.*

11,129

(146,903)

Developers Diversified Realty

Adobe Systems, Inc.*

4,220

(184,245)

Corp.

1,740

(97,214)

Google, Inc. — Class A*

420

(238,253)

Franklin Resources, Inc.

780

(99,450)

Yahoo!, Inc.*

11,700

(314,028)

Fifth Third Bancorp

3,039

(102,961)

Intel Corp.

12,348

(319,319)

AvalonBay Communities, Inc.

940

(110,976)

Electronic Arts, Inc.*

6,480

(362,791)

Kimco Realty Corp.

2,740

(123,875)

Total Information Technology

(3,210,406)

Moody’s Corp.

2,610

(131,544)

FINANCIALS (6.7)%

Macerich Co.

1,760

(154,141)

Janus Capital Group, Inc.

190

(5,373)

Simon Property Group, Inc.

1,740

(174,000)

SEI Investments Co.

210

(5,729)

Leucadia National Corp.

4,151

(200,161)

Charles Schwab Corp.

620

(13,392)

Washington Mutual, Inc.

7,949

(280,679)

IndyMac Bancorp, Inc.

860

(20,305)

SLM Corp.

5,729

(284,559)

Westamerica Bancorporation

500

(24,905)

Total Financials

(3,392,707)

First Niagara Financial Group,

Total Common Stocks Sold Short

Inc.

1,850

(26,177)

(Proceeds $17,968,877)

(19,026,702)

Waddell & Reed Financial,

Inc. — Class A

1,090

(29,463)

Total Short Sales (37.6)%

Astoria Financial Corp.

1,230

(32,632)

(Proceeds $17,968,877)

$(19,026,702)

Other Assets in Excess

FirstMerit Corp.

1,710

(33,790)

of Liabilities – 18.9%

$

9,549,084

Cullen/Frost Bankers, Inc.

680

(34,082)

Equity One, Inc.

1,330

(36,176)

Net Assets – 100.0%

$ 50,598,017

Nuveen Investments, Inc. —

UNREALIZED

Class A

600

(37,164)

GAIN

Brown & Brown, Inc.

1,430

(37,609)

CONTRACTS

(NOTE 1)

Eaton Vance Corp.

970

(38,761)

Huntington Bancshares, Inc.

2,520

(42,790)

FUTURES CONTRACTS PURCHASED

First American Corp.

1,250

(45,775)

December 2007 Nikkei 225 Index

(Aggregate Market Value

First Horizon National Corp.

1,800

(47,988)

Futures Contracts

CB Richard Ellis Group, Inc. —

Class A*

1,740

(48,442)

of Contracts $3,767,625)

45

$

173,059

Arthur J Gallagher & Co.

1,880

(54,464)

December 2007 Russell 2000

Zions Bancorporation

800

(54,936)

Index Mini Futures Contracts

Hudson City Bancorp, Inc.

3,860

(59,367)

(Aggregate Market Value

UDR, Inc.

2,650

(64,448)

of Contracts $5,261,750)

65

137,821

New York Community Bancorp,

December 2007 S&P MidCap 400

Inc.

(Aggregate Market Value

3,429

(65,322)

Index Mini Futures Contracts

Progressive Corp.

3,470

(67,353)

M&T Bank Corp.

660

(68,277)

of Contracts $5,444,250)

61

133,347

Countrywide Financial Corp.

3,700

(70,337)

December 2007 S&P 500

T Rowe Price Group, Inc.

1,280

(71,283)

Index Mini Futures Contracts

Comerica, Inc.

1,400

73,271

(71,792)

(Aggregate Market Value

Webster Financial Corp.

1,720

(72,446)

of Contracts $2,999,588)

39

Sovereign Bancorp, Inc.

4,669

(79,560)

(Total Aggregate Market Value

Regency Centers Corp.

1,150

(88,262)

of Contracts $17,473,213)

$

517,498

Regions Financial Corp.

3,099

(91,358)

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at September 30, 2007—See Note 8.

Δ

All or a portion of this security is pledged as short security collateral at September 30, 2007.

ADR—American Depository Receipt.

38

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

INTERNATIONAL ROTATION FUND

VALUE

GAIN

MARKET

UNREALIZED

SHARES

(NOTE 1)

CONTRACTS

(NOTE 1)

EXCHANGE TRADED FUNDS 52.1%

FOREIGN CURRENCY FUTURES

iShares MSCI Sweden Index

CONTRACTS PURCHASED

Fund

67,400

$

2,492,452

December 2007 Euro Currency

iShares MSCI Belgium Index

Futures Contracts

Fund

66,300

1,763,580

(Aggregate Market Value

Vanguard European ETF

13,900

1,086,980

of Contracts $4,641,325)

26

$

97,541

iShares MSCI Australia Index

Fund

14,700

467,019

FUTURES CONTRACTS PURCHASED

iShares MSCI Pacific Index Fund

2,100

349,230

October 2007 IBEX 35 Index

iShares MSCI Italy Index Fund

7,800

271,752

Futures Contracts

iShares MSCI Hong Kong Index

(Aggregate Market Value

Fund

11,900

250,257

of Contracts $1,250,539)

6

54,898

iShares MSCI Spain Index Fund

3,300

200,640

December 2007 S&P/MIB

iShares MSCI France Index Fund

1,100

42,306

Index Futures Contracts

Total Exchange Traded Funds

(Aggregate Market Value

(Cost $6,619,026)

6,924,216

of Contracts $2,572,507)

9

41,292

October 2007 CAC 40 Index

FACE

Futures Contracts

AMOUNT

(Aggregate Market Value

of Contracts $814,129)

10

15,138

REPURCHASE AGREEMENTS 30.1%

October 2007 Hang Seng Index

Repurchase Agreement (Note 5)

Futures Contracts

of Contracts $864,686)

Mizuho Financial Group, Inc.

(Aggregate Market Value

issued 09/28/07 at 3.96%

5

12,677

due 10/01/07

$1,000,000

1,000,000

(Total Aggregate Market Value

Credit Suisse Group

of Contracts $5,501,861)

$

124,005

issued 09/28/07 at 3.95%

due 10/01/07

1,000,000

1,000,000

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

1,000,000

1,000,000

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

1,000,000

1,000,000

Total Repurchase Agreements

(Cost $4,000,000)

4,000,000

Total Investments 82.2%

(Cost $10,619,026)

$ 10,924,216

Other Assets in Excess

of Liabilities – 17.8%

$

2,357,523

Net Assets – 100.0%

$ 13,281,739

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

39

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

MANAGED FUTURES STRATEGY FUND

VALUE

MARKET

FACE

VALUE

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

EXCHANGE TRADED FUNDS 7.2%

REPURCHASE AGREEMENTS 62.7%

CurrencyShares Euro TrustΔ†

17,878

$

2,557,627

Repurchase Agreement (Note 5)

PowerShares DB Agriculture

Mizuho Financial Group, Inc.

Fund*†

79,693

2,350,944

issued 09/28/07 at 3.96%

CurrencyShares Japanese Yen

due 10/01/07

$58,002,189

$

58,002,189

Trust*Δ

26,048

2,266,176

Lehman Brothers Holdings, Inc.

iShares Lehman 20+ Year

issued 09/28/07 at 3.90%

Treasury Bond Fund†

16,778

1,489,383

due 10/01/07

32,410,277

32,410,277

iShares Lehman 7-10 Year

Morgan Stanley

Treasury Bond Fund†

15,779

1,322,911

issued 09/28/07 at 3.80%

CurrencyShares British Pound

due 10/01/07

6,823,787

6,823,787

Sterling TrustΔ†

4,660

957,444

Credit Suisse Group

CurrencyShares Swiss Franc

issued 09/28/07 at 3.95%

TrustΔ†

4,530

389,761

due 10/01/07†††

3,748,324

3,748,324

CurrencyShares Canadian

Dollar TrustΔ†

1,980

199,861

Total Repurchase Agreements

(Cost $100,984,577)

100,984,577

Total Exchange Traded Funds

(Cost $11,081,355)

11,534,107

SECURITIES LENDING COLLATERAL 2.5%

Investment in Securities Lending Short Term

FACE

Investment Portfolio Held by

AMOUNT

U.S. Bank (Note 8)

4,067,394

4,067,394

Total Securities Lending Collateral

STRUCTURED NOTES†† 29.9%

(Cost $4,067,394)

4,067,394

S&P DTI Index Total Return

Total Long Securities 102.3%

Linked Notes 5.58%

(Cost $166,144,426)

$164,805,314

due 03/13/08

$11,000,000

10,690,638

Swedish Export Credit Corp.,

Goldman Sachs DTI Index

SHARES

Total Return Linked Notes

5.53% due 05/23/08

10,000,000

9,543,636

EXCHANGE TRADED FUNDS SOLD SHORT (0.5)%

S&P DTI Index Total Return

iShares Silver Trust*

740

(101,210)

Linked Notes 5.58%

CurrencyShares Australian

due 06/13/08

9,000,000

8,773,869

Dollar TrustΔ

1,370

(122,190)

Streettracks Gold Trust*

3,020

(222,000)

Swedish Export Credit Corp.,

PowerShares DB Base Metals

Goldman Sachs DTI Index

Fund*

11,560

(303,335)

Total Return Linked Notes

5.70% due 03/19/08

8,000,000

7,819,606

Total Exchange Traded Funds Sold Short

Swedish Export Credit Corp.,

(Proceeds $690,474)

(748,735)

Goldman Sachs DTI Index

Total Short Sales (0.5)%

Total Return Linked Notes

(Proceeds $690,474)

$

(748,735)

5.36% due 07/25/08

7,000,000

6,559,552

Liabilities in Excess of

Swedish Export Credit Corp.,

Other Assets — (1.8)%

$

(2,908,324)

Goldman Sachs DTI Index

Net Assets — 100.0%

$ 161,148,255

Total Return Linked Notes

5.36% due 04/17/08

5,000,000

4,831,935

Total Structured Notes

(Cost $50,011,100)

48,219,236

*

Non-Income Producing Security.

Δ

Affiliated Funds

†

All or a portion of this security is on loan at September 30, 2007—See Note 8.

††

Structured Notes are leveraged, providing an exposure to the underlying benchmark of three times the face amount. The total exposure to the return would be $60,000,000 and $90,000,000 for the Merrill Lynch DTI Index and the Goldman Sachs DTI Index,

respectively, as of September 30, 2007—See Note 2.

†††All or a portion of this security is pledged as structured note collateral at September 30, 2007.

40

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

REAL ESTATE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.7%

Nationwide Health Properties,

Inc.†

7,914

$

238,449

Simon Property Group, Inc.†

6,805

$

680,500

Alexandria Real Estate Equities,

Brookfield Asset Management,

Inc.†

2,469

237,666

Inc. — Class A

16,995

654,307

Douglas Emmett, Inc.†

9,446

233,600

ProLogis†

9,300

617,055

BRE Properties, Inc. — Class A

4,122

230,543

Vornado Realty Trust

5,141

562,168

Mack-Cali Realty Corp.

5,529

227,242

Archstone-Smith Trust

8,644

519,850

Digital Realty Trust, Inc.†

5,523

217,551

Public Storage, Inc.

6,517

512,562

CBL & Associates Properties,

KIMCO Realty Corp.

11,290

510,421

Inc.†

5,940

208,197

General Growth Properties, Inc.

9,469

507,728

Equity One, Inc.†

7,498

203,946

Boston Properties, Inc.

4,743

492,798

Highwoods Properties, Inc.

5,424

198,898

Equity Residential

11,187

473,881

Brandywine Realty Trust

7,836

198,329

Host Hotels & Resorts, Inc.†

19,940

447,454

Corporate Office Properties

Brookfield Properties Corp.

17,760

442,224

Trust SBI

4,719

196,452

AvalonBay Communities, Inc.

3,677

434,107

HRPT Properties Trust

19,742

195,248

Plum Creek Timber Co., Inc.

Senior Housing Properties Trust†

8,793

193,974

(REIT)

9,007

403,153

Home Properties, Inc.†

3,647

190,300

HCP, Inc.†

11,621

385,469

The St. Joe Co.†

5,646

189,762

Developers Diversified Realty

Potlatch Corp.

4,192

188,766

Corp.

6,806

380,251

National Retail Properties, Inc.†

7,681

187,263

Macerich Co.

4,108

359,779

First Industrial Realty Trust, Inc.†

4,802

186,654

SL Green Realty Corp.†

3,075

359,068

Kilroy Realty Corp.

3,078

186,619

AMB Property Corp.†

5,982

357,783

DCT Industrial Trust, Inc.†

17,640

184,691

Ventas, Inc.†

8,317

344,324

Cousins Properties, Inc.†

5,857

171,962

Regency Centers Corp.†

4,343

333,325

BioMed Realty Trust, Inc.†

7,119

171,568

Federal Realty Investment Trust†

3,745

331,807

LaSalle Hotel Properties

4,077

171,560

CB Richard Ellis Group, Inc. —

Washington Real Estate

Class A*†

10,932

304,347

Investment Trust†

5,167

171,441

Annaly Mortgage Management,

Colonial Properties Trust†

4,941

169,476

Inc.

18,879

300,742

Sunstone Hotel Investors, Inc.

6,480

166,147

Duke Realty Corp.

8,633

291,882

Tanger Factory Outlet Centers,

Apartment Investment &

Inc.†

4,026

163,415

Management Co. — Class A†

6,180

278,903

Strategic Hotels & Resorts, Inc.

7,930

163,279

Forest City Enterprises, Inc. —

DiamondRock Hospitality Co.†

9,377

163,254

Class A

4,986

275,028

Entertainment Properties Trust

3,184

161,747

Health Care REIT, Inc.†

6,205

274,509

Pennsylvania Real Estate

Rayonier, Inc.†

5,624

270,177

Investment Trust

4,071

158,525

Hospitality Properties Trust†

6,584

267,640

Equity Inns, Inc.

6,979

157,586

Weingarten Realty Investors†

6,422

266,256

Post Properties, Inc.

4,067

157,393

Jones Lang LaSalle, Inc.

2,565

263,579

Equity Lifestyle Properties,

Camden Property Trust

4,065

261,176

Inc.†

3,037

157,317

Liberty Property Trust

6,387

256,821

Lexington Realty Trust†

7,860

157,279

iStar Financial, Inc.

7,478

254,177

Mid-America Apartment

Essex Property Trust, Inc.†

2,141

251,717

Communities, Inc.

3,112

155,133

CapitalSource, Inc.

12,337

249,701

Healthcare Realty Trust, Inc.†

5,787

154,281

Taubman Centers, Inc.†

4,527

247,853

Eastgroup Properties, Inc.

3,317

150,127

Realty Income Corp.†

8,788

245,625

Ashford Hospitality Trust, Inc.†

13,920

139,896

UDR, Inc.†

9,937

241,668

Omega Healthcare Investors,

Inc.†

9,008

139,894

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

41

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

REAL ESTATE FUND

VALUE

MARKET

SHARES

(NOTE 1)

Extra Space Storage, Inc.†

8,843

$

136,094

Sovran Self Storage, Inc.†

2,951

135,274

FelCor Lodging Trust, Inc.†

6,751

134,547

Inland Real Estate Corp.†

8,661

134,159

Maguire Properties, Inc.†

5,160

133,283

Acadia Realty Trust

4,910

133,208

Glimcher Realty Trust†

5,390

126,665

American Financial Realty Trust

15,423

124,155

Thornburg Mortgage, Inc.†

9,459

121,548

Parkway Properties, Inc.

2,620

115,647

Redwood Trust, Inc.†

3,430

113,945

Newcastle Investment Corp.†

6,430

113,297

Friedman Billings Ramsey

Group, Inc. — Class A†

24,390

112,438

U-Store-It Trust†

8,385

110,682

NorthStar Realty Finance Corp.†

9,668

96,003

RAIT Financial Trust†

6,960

57,281

Total Common Stocks

(Cost $19,872,500)

24,105,471

FACE

AMOUNT

REPURCHASE AGREEMENT 0.3%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

$

63,507

63,507

Total Repurchase Agreement

(Cost $63,507)

63,507

SECURITIES LENDING COLLATERAL 22.6%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

5,449,386

5,449,386

Total Securities Lending Collateral

(Cost $5,449,386)

5,449,386

Total Investments 122.6%

(Cost $25,385,393)

$ 29,618,364

Liabilities in Excess of

Other Assets – (22.6)%

$  (5,453,591)

Net Assets – 100.0%

$ 24,164,773

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at September 30, 2007—See Note 8.

REIT — Real Estate Investment Trust.

42

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

STRENGTHENING DOLLAR 2x STRATEGY FUND

FACE

MARKET

AMOUNT

(NOTE 1)

VALUE

REPURCHASE AGREEMENTS 106.3%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

due 10/01/07

$8,977,993

$

8,977,993

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07†

8,019,607

8,019,607

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

5,016,694

5,016,694

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

1,056,235

1,056,235

Total Repurchase Agreements

(Cost $23,070,529)

23,070,529

Total Investments 106.3%

(Cost $23,070,529)

$ 23,070,529

Liabilities in Excess of

Other Assets – (6.3)%

$  (1,365,007)

Net Assets – 100.0%

$ 21,705,522

LOSS

UNREALIZED

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS PURCHASED

December 2007 U.S. Dollar

Index Futures Contracts

(Aggregate Market Value

of Contracts $1,552,500)

20

$

(34,003)

UNITS

CURRENCY INDEX SWAP AGREEMENT

November 2007 U.S. Dollar Index

Swap, Terminating 11/29/07*

(Notional Market Value

$41,870,601)

539,306

$ (1,417,234)

*

Price Return based on U.S. Dollar Index +/- financing at a variable rate.

†

All or a portion of this security is pledged as currency index swap collateral at September 30, 2007.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

43

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

WEAKENING DOLLAR 2x STRATEGY FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 89.6%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

due 10/01/07

$63,565,866

$

63,565,866

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07†

52,079,180

52,079,180

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

35,519,131

35,519,131

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

7,478,337

7,478,337

Total Repurchase Agreements

(Cost $158,642,514)

158,642,514

Total Investments 89.6%

(Cost $158,642,514)

$ 158,642,514

Other Assets in Excess

of Liabilities – 10.4%

$

18,340,649

Net Assets – 100.0%

$ 176,983,163

GAIN

UNREALIZED

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS SOLD SHORT

December 2007 U.S. Dollar

Index Futures Contracts

(Aggregate Market Value of

Contracts $1,940,625)

25

$

21,746

UNITS

CURRENCY INDEX SWAP AGREEMENT

SOLD SHORT

November 2007 U.S. Dollar Index

Swap, Terminating 11/29/07*

(Notional Market Value

$352,464,363)

4,539,843

$

13,575,254

*

Price Return based on U.S. Dollar Index +/- financing at a variable rate.

†

All or a portion of this security is pledged as currency index swap collateral at September 30, 2007.

44

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

This page intentionally left blank.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

45

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

Multi-Cap

Sector

Absolute

Core Equity

Rotation

Strategies

Return

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$ 69,861,512

$423,945,919

$275,276,211

Repurchase Agreements* (Note 5)

1,308,417

17,683,069

92,848,193

Segregated Cash with Broker

53,550

—

18,251,780

Cash

—

30,767

—

Receivable for Short Sale

—

—

120,754,125

Receivable for Credit Default/Variance Swap Settlement (Note 1)

—

—

256,629

Receivable for Currency Index Swap Settlement (Note 1)

—

—

—

Receivable for Futures Contracts Settlement (Note 1)

—

—

—

Receivable for Securities Sold (Note 1)

—

—

9,737,876

Receivable for Fund Shares Sold

43,562

4,197,032

327,158

Investment Income Receivable (Note 1)

88,319

167,208

638,984

Total Assets

71,355,360

446,023,995

518,090,956

LIABILITIES

Short Sales at Market Value** (Notes 1 and 2)

—

—

126,467,026

Payable for Credit Default/Variance Swap Settlement (Note 1)

—

—

548,814

Payable for Currency Index Swap Settlement (Note 1)

—

—

—

Payable for Futures Contracts Settlement (Note 1)

5,398

—

549,224

Payable upon Return of Securities Loaned (Note 8)

8,163,346

79,793,952

50,996,329

Payable for Securities Purchased (Note 1)

—

—

7,256,201

Payable for Fund Shares Redeemed

29,659

638,791

692,792

Investment Advisory Fees Payable (Note 3)

18,474

221,929

280,091

Transfer Agent and Administrative Fees Payable (Note 3)

11,665

61,647

—

Distribution and Service Fees Payable (Note 3)

11,004

55,549

39,432

Portfolio Accounting Fees Payable (Note 3)

4,666

23,117

—

Custody Fees Payable

1,681

7,398

—

Cash Due to Custodian Bank

—

—

—

Short Sales Dividends Payable

—

—

119,499

Other Liabilities

32,876

146,039

—

Total Liabilities

8,278,769

80,948,422

186,949,408

NET ASSETS

$ 63,076,591

$365,075,573

$331,141,548

NET ASSETS CONSIST OF

Paid-In Capital

$ 48,655,985

$278,570,944

$319,656,958

Undistributed Net Investment Income (Loss)

33,028

(340,314)

6,749,522

Accumulated Net Realized Gain (Loss) on Investments, Credit Default/

Variance Swaps, Currency Index Swaps and Futures Contracts

9,022,851

36,032,132

(2,006,538)

Net Unrealized Appreciation (Depreciation) on Investments, Credit Default/

Variance Swaps, Currency Index Swaps and Futures Contracts

5,364,727

50,812,811

6,741,606

NET ASSETS

$ 63,076,591

$365,075,573

$331,141,548

A-Class

$

4,490,457

$

50,748,393

$

53,477,006

C-Class

27,309,717

130,973,205

64,709,037

H-Class

31,276,417

183,353,975

212,955,505

SHARES OUTSTANDING

A-Class

263,586

3,068,927

1,974,518

C-Class

1,673,704

8,240,742

2,425,680

H-Class

1,836,107

11,057,131

7,857,467

NET ASSET VALUES

A-Class

$17.04

$16.54

$27.08

A-Class Maximum Offering Price***

17.89

17.36

28.43

C-Class

16.32

15.89

26.68

H-Class

17.03

16.58

27.10

* The cost of investments is $65,800,922, $390,816,177, $358,369,691, $93,821,347, $58,226,294, $10,619,026, $166,144,426, $25,385,393,

$23,070,529 and $158,642,514, respectively.

** The proceeds from short sales is $0, $0, $120,769,361, $0, $17,968,877, $0, $690,474, $0, $0, and $0, respectively.

*** Net asset value adjusted for the maximum sales charge of 4.75% of offering price.

46

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

September 30, 2007

Commodities

Hedged

International

Futures

Dollar 2x

Dollar 2x

Managed

Strengthening

Weakening

Strategy

Equity

Rotation

Strategy

Real Estate

Strategy

Strategy

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

44,726,575

$38,246,005

$

6,924,216

$

63,820,737

$29,554,857

$

—

$

—

54,102,393

21,829,630

4,000,000

100,984,577

63,507

23,070,529

158,642,514

—

207,578

448,221

—

—

17,000

21,250

—

—

1,616,378

—

1,470

—

—

—

17,959,907

—

690,474

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

13,525,677

—

—

1,259

—

—

—

15,500

11,010,400

1,487,082

—

—

910,844

—

—

983,953

41,577

898,371

807,934

319,371

1,615,708

5,319,980

86,933

102,968

1,301

298,404

96,684

7,567

52,031

110,910,254

79,874,747

13,889,746

166,602,126

30,946,733

24,710,804

177,576,952

—

19,026,702

—

748,735

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

1,834,725

—

—

155,402

23,383

—

—

12,400

—

3,484,194

8,396,422

—

4,067,394

5,449,386

—

—

17,530,690

1,170,933

495,631

—

—

—

—

460,770

459,298

78,760

379,858

1,297,016

1,125,842

363,739

22,590

43,658

5,548

105,216

14,307

13,458

102,804

13,190

—

1,541

29,227

4,208

3,738

28,557

8,501

5,424

1,449

14,876

2,119

2,472

16,385

5,276

—

616

11,691

1,683

1,495

11,423

1,583

3

185

3,507

505

449

3,427

—

845

—

34,579

—

—

—

—

18,043

—

—

—

—

—

27,114

—

894

58,788

12,736

10,703

67,454

21,553,908

29,276,730

608,007

5,453,871

6,781,960

3,005,282

593,789

$

89,356,346

$50,598,017

$13,281,739

$161,148,255

$24,164,773

$21,705,522

$176,983,163

$

91,100,512

$48,881,875

$12,728,592

$160,490,639

$22,016,683

$24,573,446

$154,005,174

500,611

1,308,614

4,610

2,173,008

213,519

42,421

2,260,305

(7,252,398)

(901,486)

21,801

(118,019)

(2,298,400)

(1,459,108)

7,120,684

5,007,621

1,309,014

526,736

(1,397,373)

4,232,971

(1,451,237)

13,597,000

$

89,356,346

$50,598,017

$13,281,739

$161,148,255

$24,164,773

$21,705,522

$176,983,163

$

13,463,522

$

6,513,067

$

584,457

$

35,984,868

$

5,339,140

$

1,462,076

$

33,646,707

6,640,469

6,892,466

2,846,622

13,191,640

1,139,908

4,402,481

18,954,312

69,252,355

37,192,484

9,850,660

111,971,747

17,685,725

15,840,965

124,382,144

501,668

243,038

22,003

1,428,748

140,460

63,573

1,132,230

252,075

261,115

107,192

525,904

30,802

194,907

649,402

2,581,717

1,387,495

370,707

4,445,603

465,529

689,468

4,186,604

$26.84

$26.80

$26.56

$25.19

$38.01

$23.00

$29.72

28.18

28.14

27.88

26.45

39.91

24.15

31.20

26.34

26.40

26.56

25.08

37.01

22.59

29.19

26.82

26.81

26.57

25.19

37.99

22.98

29.71

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

47

STATEMENTS OF OPERATIONS (Unaudited)

Multi-Cap

Absolute

Core Equity

Sector

Return

Rotation

Strategies

Fund

Fund

Fund

INVESTMENT INCOME

Interest† (Note 1)

$

17,286

$

75,809

$ 5,157,508

Income from Securities Lending, net (Note 8)

17,887

118,830

75,222

Dividends, Net of Foreign Tax Withheld* (Note 1)

564,269

2,495,743

1,367,571

Swap Income

—

—

210,715

Other Income

—

—

240,917

Total Income

599,442

2,690,382

7,051,933

EXPENSES

Investment Advisory Fees (Note 3)

171,981

1,388,566

1,789,082

Transfer Agent and Administrative Fees (Note 3)

89,828

385,713

—

Distribution & Service Fees (Note 3):

A-Class

6,187

53,672

61,163

C-Class

148,931

605,478

303,035

H-Class

46,408

180,670

252,009

Portfolio Accounting Fees (Note 3)

35,931

146,878

—

Short Sales Dividend Expense (Note 1)

—

—

637,155

Trustees’ Fees**

3,236

12,970

11,790

Custody Fees

15,048

43,519

33,000

Miscellaneous

48,864

213,230

(44,790)

Total Expenses

566,414

3,030,696

3,042,444

Less Expenses Waived by Advisor

—

—

—

Total Waived Expenses

—

—

—

Net Expenses

566,414

3,030,696

3,042,444

Net Investment Income (Loss)

33,028

(340,314)

4,009,489

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

3,780,101

22,714,999

864,664

Currency Index Swaps

—

—

—

Futures Contracts

95,726

—

975,313

Securities Sold Short

—

—

144,869

Total Net Realized Gain (Loss)

3,875,827

22,714,999

1,984,846

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(3,795,474)

29,056,540

3,082,402

Credit Default Swaps

—

—

(696,287)

Variance Swap

—

—

185,380

Currency Index Swaps

—

—

—

Futures Contracts

(28,290)

—

1,196,586

Securities Sold Short

—

—

(4,187,553)

Net Change in Unrealized Appreciation (Depreciation)

(3,823,764)

29,056,540

(419,472)

Net Gain (Loss) on Investments

52,063

51,771,539

1,565,374

Net Increase (Decrease) in Net Assets from Operations

$

85,091

$51,431,225

$ 5,574,863

* Foreign tax withheld of $0, $77,013, $12,025, $0, $2,457, $0, $0, $1,145, $0, and $0, respectively.

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

† Includes rebate income on proceeds for securities sold short of $0, $0, $2,181,550, $0, $477,835, $0, $31,162, $0, $0, and $0, respectively.

†† Since commencement of operations: August 31, 2007.

48

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended September 30, 2007

Managed

Strengthening

Weakening

Strategy

Equity

Rotation

Strategy

Real Estate

Strategy

Strategy

Commodities

Hedged

International

Futures

Dollar 2x

Dollar 2x

Fund

Fund

Fund††

Fund

Fund

Fund

Fund

$ 1,302,563

$

1,020,819

$

15,674

$ 3,253,907

$

1,649

$

580,986

$

3,441,102

1,439

15,495

—

2,813

11,329

—

—

—

213,137

—

56,993

345,254

—

—

—

—

—

—

—

—

—

13,266

—

—

—

—

—

—

1,317,268

1,249,451

15,674

3,313,713

358,232

580,986

3,441,102

211,412

288,941

5,548

585,784

100,134

101,577

631,776

70,471

—

1,541

162,718

29,451

28,216

175,493

13,909

9,436

52

41,066

7,720

1,475

31,344

36,244

43,233

984

40,511

18,463

15,068

73,427

47,501

42,569

1,243

111,524

17,115

22,974

125,793

28,188

—

617

65,087

11,781

11,286

70,197

—

133,271

—

22,940

—

—

—

2,286

2,028

—

4,941

1,827

998

6,386

7,721

5,350

185

16,931

5,020

2,912

18,288

38,587

(7,378)

894

89,436

15,255

15,368

95,401

456,319
517,450

11,064

1,140,938

206,766

199,874

1,228,105

(90,555)

—

—

—

—

—

—

(90,555)

—

—

—

—

—

—

365,764

517,450

11,064

1,140,938

206,766

199,874

1,228,105

951,504

732,001

4,610

2,172,775

151,466

381,112

2,212,997

5,651,712

1,893,294

28,526

(67,969)

1,179,340

—

—

—

—

—

—

—

(1,364,181)

7,120,683

—

(143,882)

(6,725)

—

—

(67,406)

—

(11,700)

(1,839,957)

—

(42,804)

—

—

—

5,640,012

(90,545)

21,801

(110,773)

1,179,340

(1,431,587)

7,120,683

835,500

90,982

305,190

(1,533,980)

(4,399,248)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

(1,171,479)

9,320,003

—

104,517

221,546

—

—

(34,003)

21,746

—

(159,390)

—

(58,261)

—

—

—

835,500

36,109

526,736

(1,592,241)

(4,399,248)

(1,205,482)

9,341,749

6,475,512

(54,436)

548,537

(1,703,014)

(3,219,908)

(2,637,069)

16,462,432

$ 7,427,016

$

677,565

$553,147

$

469,761

$(3,068,442)

$(2,255,957)

$18,675,429

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

49

STATEMENTS OF CHANGES IN NET ASSETS

Core Equity Fund

Fund

Multi-Cap

Sector Rotation

Ended

Ended

Ended

Ended

Period

Year

Period

Year

2007†

2007

2007†

2007

September 30,

March 31,

September 30,

March 31,

FROM OPERATIONS

Net Investment Income (Loss)

$

33,028

$

(75,714)

$

(340,314)

$

(1,406,754)

Net Realized Gain (Loss) on Investments

3,875,827

9,554,278

22,714,999

18,858,466

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(3,823,764)

(4,181,238)

29,056,540

(24,045,159)

Net Increase (Decrease) in Net Assets from Operations

85,091

5,297,326

51,431,225

(6,593,447)

Distributions to Shareholders from: (Note 1)

Net Investment Income

A-Class

—

—

—

—

C-Class

—

—

—

—

H-Class

—

—

—

—

Realized Gain on Investments

A-Class

—

(430,763)

—

(1,452,079)

C-Class

—

(2,032,560)

—

(4,158,598)

H-Class

—

(2,277,933)

—

(5,156,754)

Total Distributions to Shareholders

—

(4,741,256)

—

(10,767,431)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

A-Class

1,556,384

8,596,605

13,668,230

40,385,537

C-Class

5,437,488

14,564,231

17,086,945

77,398,670

H-Class

2,955,689

44,609,359

71,047,812

234,141,195

Redemption Fees Collected

A-Class

695

927

8,300

3,010

C-Class

4,172

4,551

23,324

8,847

H-Class

5,201

5,981

27,724

10,823

Value of Shares Purchased through Dividend Reinvestment

A-Class

—

406,755

—

1,347,139

C-Class

—

1,884,763

—

3,893,664

H-Class

—

2,162,556

—

4,624,777

Cost of Shares Redeemed

A-Class

(2,756,514)

(6,474,290)

(9,836,068)

(31,973,220)

C-Class

(8,156,059)

(17,530,668)

(24,000,369)

(78,313,103)

H-Class

(13,478,456)

(58,746,321)

(53,381,907)

(329,871,105)

Net Increase (Decrease) in Net Assets From Share

Transactions

(14,431,400)

(10,515,551)

14,643,991

(78,343,766)

Net Increase (Decrease) in Net Assets

(14,346,309)

(9,959,481)

66,075,216

(95,704,644)

NET ASSETS—BEGINNING OF PERIOD

77,422,900

87,382,381

299,000,357

394,705,001

NET ASSETS—END OF PERIOD

$ 63,076,591

$ 77,422,900

$365,075,573

$ 299,000,357

Undistributed Net Investment Income (Loss)—

End of Period

$

33,028

$

—

$

(340,314)

$

—

† Unaudited

50

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Absolute Return

Commodities

Strategies Fund

Strategy Fund

Hedged Equity Fund

Period

Year

Ended

Ended

Ended

Period

Year

Period

Year

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

Ended

Ended

Ended

2007†

2007

2007†

2007

2007†

2007

$

4,009,489

$

4,590,203

$

951,504

$

1,344,467

$

732,001

$

1,085,188

1,984,846

(120,942)

5,640,012

(13,679,514)

(90,545)

317,869

(419,472)

6,764,082

835,500

3,020,659

36,109

874,283

5,574,863

11,233,343

7,427,016

(9,314,388)

677,565

2,277,340

—

(478,245)

(109,198)

—

—

(82,622)

—

(500,457)

(74,170)

—

—

(158,396)

—

(2,121,298)

(267,525)

—

—

(538,983)

—

(273,932)

—

—

—

(82,314)

—

(286,655)

—

—

—

(157,806)

—

(1,215,050)

—

—

—

(536,976)

—

(4,875,637)

(450,893)

—

—

(1,557,097)

22,849,629

45,204,127

7,460,180

25,271,737

1,975,435

6,721,318

26,012,418

51,153,952

6,617,741

6,542,259

2,268,787

8,243,490

76,333,559

211,575,405

70,004,232

162,904,884

12,708,942

27,782,630

1,684

8,648

12,708

13,773

382

2,035

2,102

12,956

8,116

5,699

439

3,418

6,989

59,838

43,586

41,595

1,747

13,034

—

608,550

104,193

—

—

106,111

—

742,722

68,104

—

—

299,790

—

3,119,023

241,091

—

—

1,060,353

(12,080,033)

(10,745,745)

(5,282,850)

(23,638,576)

(2,656,976)

(1,552,398)

(10,169,226)

(12,164,964)

(5,051,900)

(5,859,323)

(3,755,026)

(3,262,974)

(43,401,244)

(73,860,896)

(40,795,993)

(148,923,479)

(4,968,176)

(17,741,890)

59,555,878

215,713,616

33,429,208

16,358,569

5,575,554

21,674,917

65,130,741

222,071,322

40,405,331

7,044,181

6,253,119

22,395,160

266,010,807

43,939,485

48,951,015

41,906,834

44,344,898

21,949,738

$ 331,141,548

$266,010,807

$ 89,356,346

$

48,951,015

$

50,598,017

$ 44,344,898

$

6,749,522

$

2,740,033

$

500,611

$

—

$

1,308,614

$

576,613

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

51

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Fund

Strategy Fund

International Rotation

Managed Futures

Ended

Ended

Ended

Period

Period

Year

September 30,

2007*†

2007†

2007**

September 30,

March 31,

FROM OPERATIONS

Net Investment Income

$

4,610

$

2,172,775

$

92,846

Net Realized Gain (Loss) on Investments

21,801

(110,773)

1,145

Net Change in Unrealized Appreciation (Depreciation)

on Investments

526,736

(1,592,241)

194,868

Net Increase (Decrease) in Net Assets from Operations

553,147

469,761

288,859

Distributions to Shareholders from: (Note 1)

Net Investment Income

A-Class

—

—

—

C-Class

—

—

—

H-Class

—

—

—

Realized Gain on Investments

A-Class

—

—

—

C-Class

—

—

—

H-Class

—

—

—

Total Distributions to Shareholders

—

—

—

SHARE TRANSACTIONS

Proceeds from Shares Purchased

A-Class

556,628

21,652,225

23,528,217

C-Class

2,835,216

11,314,613

2,681,996

H-Class

11,008,359

90,781,988

55,688,299

Redemption Fees Collected

A-Class

584

9,857

550

C-Class

910

2,277

43

H-Class

15,085

26,009

1,029

Value of Shares Purchased through Dividend Reinvestment

A-Class

—

—

—

C-Class

—

—

—

H-Class

—

—

—

Cost of Shares Redeemed

A-Class

(52)

(9,418,483)

(23,195)

C-Class

(77,850)

(855,782)

—

H-Class

(1,610,288)

(24,973,570)

(10,026,438)

Net Increase (Decrease) in Net Assets From Share

Transactions

12,728,592

88,539,134

71,850,501

Net Increase (Decrease) in Net Assets

13,281,739

89,008,895

72,139,360

NET ASSETS—BEGINNING OF PERIOD

—

72,139,360

—

NET ASSETS—END OF PERIOD

$ 13,281,739

$161,148,255

$

72,139,360

Undistributed Net Investment Income (Loss)—

End of Period

$

4,610

$

2,173,008

$

233

* Since the commencement of operations: August 31, 2007.

** Since the commencement of operations: March 2, 2007.

† Unaudited

52

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Real Estate

Strengthening Dollar 2x

Weakening Dollar 2x

Fund

Strategy Fund

Strategy Fund

Period

Ended

Year

Period

Year

Period

Year

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

Ended

Ended

Ended

Ended

Ended

2007†

2007

2007†

2007

2007†

2007

$

151,466

$

660,727

$

381,112

$

745,433

$

2,212,997

$

5,139,481

1,179,340

4,195,767

(1,431,587)

(1,616,102)

7,120,683

4,258,660

(4,399,248)

2,542,463

(1,205,482)

(365,238)

9,341,749

2,344,942

(3,068,442)

7,398,957

(2,255,957)

(1,235,907)

18,675,429

11,743,083

—

(31,044)

—

—

—

—

—

(29,562)

—

—

—

—

—

(333,111)

—

—

—

—

—

(21,055)

—

—

—

—

—

(20,040)

—

—

—

—

—

(225,942)

—

—

—

—

—

(660,754)

—

—

—

—

3,098,708

22,619,619

3,998,266

1,790,035

18,582,822

32,665,359

10,926,548

19,554,134

11,446,563

18,404,407

9,745,626

26,866,695

141,629,335

637,283,192

88,292,623

213,174,840

107,159,444

435,860,439

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

43,894

—

—

—

—

—

48,762

—

—

—

—

—

549,804

—

—

—

—

(6,119,849)

(14,318,312)

(2,462,038)

(1,758,708)

(9,900,847)

(15,126,440)

(14,747,935)

(18,440,310)

(9,469,724)

(16,631,133)

(6,870,697)

(17,640,979)

(147,867,464)

(667,278,849)

(82,528,073)

(207,190,328)

(106,551,095)

(386,840,467)

(13,080,657)

(19,938,066)

9,277,617

7,789,113

12,165,253

75,784,607

(16,149,099)

(13,199,863)

7,021,660

6,553,206

30,840,682

87,527,690

40,313,872

53,513,735

14,683,862

8,130,656

146,142,481

58,614,791

$

24,164,773

$

40,313,872

$ 21,705,522

$

14,683,862

$ 176,983,163

$146,142,481

$

213,519

$

62,053

$

42,421

$

(338,691)

$

2,260,305

$

47,308

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

53

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Realized

(Decrease)

Net

Net Increase

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

RATIOS TO

NET ASSET

VALUE,

Investment

Gains

Resulting

from Net

from Net

Redemption

in Net

VALUE,

Total

Net

Portfolio

End of

Net

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net Assets,

Period Ended

OF PERIOD

(Loss)†

Investments

BEGINNING

Operations

Income

Gains

Distributions

Collected

Value

PERIOD

Return†††

Expenses

Income (Loss)

Rate

omitted)

Income

(Losses) on

from

Investment

Realized

Total

Fees

Asset

END OF

Investment

Total

Investment

Turnover

Period (000’s

Multi-Cap Core Equity Fund A-Class

March 31, 2007

16.72

.05

1.38

1.43

—

(1.10)

(1.10)

—§

.33

17.05

8.89%

1.32%

0.32%

138%

5,680

September 30, 2007Δ

$17.05

$ .04

$ (.05)

$ (.01)

$

—

$

—

$

—

—§

$ (.01)

$17.04

(0.06)%

1.26%**

0.41%**

64%

$

4,490

March 31, 2005

14.44

.02

1.16

1.18

—

(.61)

(.61)

—

.57

15.01

8.16%

1.57%

0.16%

159%

906

March 31, 2006

15.01

(.01)

2.59

2.58

—

(.87)

(.87)

—

1.71

16.72

17.55%

1.66%

(0.08)%

168%

3,079

Multi-Cap Core Equity Fund C-Class

March 31, 2004*

14.44

—

—

—

—

—

—

—

—

14.44

0.00%

0.00%**à

0.00%**

226%

1

September 30, 2007Δ

16.39

(.03)

(.04)

(.07)

—

—

—

—§

(.07)

16.32

(0.43)%

2.00%**

(0.34)%**

64%

27,310

March 31, 2006

14.71

(.13)

2.53

2.40

—

(.87)

(.87)

—

1.53

16.24

16.68%

2.40%

(0.87)%

168%

30,981

March 31, 2007

16.24

(.09)

1.34

1.25

—

(1.10)

(1.10)

—§

.15

16.39

8.03%

2.12%

(0.54)%

138%

30,181

March 31, 2004

10.11

(.11)

4.38

4.27

—

(.11)

(.11)

—

4.16

14.27

42.29%

2.24%

(0.87)%

226%

23,811

March 31, 2005

14.27

(.10)

1.15

1.05

—

(.61)

(.61)

—

.44

14.71

7.34%

2.31%

(0.71)%

159%

34,793

Multi-Cap Core Equity Fund H-Class

March 31, 2003*

10.00

(.03)

.14

.11

—

—

—

—

.11

10.11

1.10%

2.41%**

(0.48)%**

123%

5,771

September 30, 2007Δ

17.04

.03

(.04)

(.01)

—

—

—

—§

(.01)

17.03

(0.06)%

1.26%**

0.40%**

64%

31,276

March 31, 2006

15.01

(.02)

2.60

2.58

—

(.87)

(.87)

—

1.71

16.72

17.55%

1.64%

(0.11)%

168%

53,323

March 31, 2007

16.72

.03

1.39

1.42

—

(1.10)

(1.10)

—§

.32

17.04

8.83%

1.38%

0.18%

138%

41,562

March 31, 2005

14.44

—§

March 31, 2004

10.15

(.01)

4.41

4.40

—

(.11)

(.11)

—

4.29

14.44

43.41%

1.49%

(0.11)%

226%

42,568

1.18

1.18

—

(.61)

(.61)

—

.57

15.01

8.16%

1.56%

0.03%

159%

51,139

Sector Rotation Fund A-Class

March 31, 2003*

10.00

.01

.14

.15

—

—

—

—

.15

10.15

1.50%

1.67%**

0.22%**

123%

18,516

September 30, 2007Δ

14.08

—§

2.46

March 31, 2007

14.15

(.01)

.38

.37

—

(.44)

(.44)

—§

(.07)

14.08

2.75%

1.64%

(0.09)%

373%

39,804

2.46

—

—

—

—§

2.46

16.54

17.47%

1.66%**

0.06%**

136%

50,748

March 31, 2005

March 31, 2006

10.45

(.02)

.67

.65

—

—

—

—

.65

11.10

6.22%

1.63%

(0.19)%

262%

2,989

11.10

(.04)

3.09

3.05

—

—

—

—

3.05

14.15

27.48%

1.67%

(0.33)%

263%

30,593

Sector Rotation Fund C-Class

March 31, 2004*

10.45

—

—

—

—

—

—

—

—

10.45

0.00%

0.00%**à

0.00%**

253%

5

March 31, 2007

13.76

September 30, 2007Δ

(.11)

13.58

(.05)

2.36

2.31

—

—

—

—§

2.31

15.89

17.01%

2.41%**

(0.67)%**

136%

130,973

March 31, 2006

10.87

(.12)

3.01

2.89

—

—

—

—

2.89

13.76

26.59%

2.41%

(0.95)%

263%

118,083

.37

.26

—

(.44)

(.44)

—§

(.18)

13.58

2.02%

2.39%

(0.86)%

373%

118,422

March 31, 2005

10.30

(.10)

.67

March 31, 2004

7.53

(.16)

2.93

2.77

—

—

—

—

2.77

10.30

36.79%

2.41%

(1.66)%

253%

59,192

.57

—

—

—

—

.57

10.87

5.53%

2.38%

(1.03)%

262%

54,604

Sector Rotation Fund H-Class

March 31, 2003

9.99

(.07)

(2.39)

(2.46)

—

—

—

—

(2.46)

7.53

(24.62)%

2.44%

(0.83)%

451%

17,538

September 30, 2007Δ

14.12

.01

2.45

2.46

—

—

—

—§

2.46

16.58

17.42%

1.66%**

0.07%**

136%

183,354

March 31, 2006

11.12

(.03)

3.09

3.06

—

—

—

—

3.06

14.18

27.52%

1.66%

(0.25)%

263%

246,029

March 31, 2007

14.18

(.02)

.40

.38

—

(.44)

(.44)

—§

(.06)

14.12

2.81%

1.65%

(0.16)%

373%

140,774

March 31, 2005

10.45

(.03)

.70

.67

—

—

March 31, 2004

7.58

(.09)

2.96

2.87

—

—

—

—

2.87

10.45

37.86%

1.66%

(0.88)%

253%

86,677

—

—

.67

11.12

6.41%

1.64%

(0.31)%

262%

56,725

March 31, 2003

9.99

(.01)

(2.40)

(2.41)

—

—

—

—

(2.41)

7.58

(24.12)%

1.68%

(0.08)%

451%

34,845

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Realized

(Decrease)

Net

Net Increase

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

RATIOS TO

VALUE,

Net

Gains

Resulting

from Net

from Net

Redemption

in Net

VALUE,

Total

Net

Portfolio

End of

NET ASSET

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net Assets,

Period Ended

OF PERIOD

Income†

Investments

Operations

Income

Gains

Distributions

Collected

Value

PERIOD

Return†††

Expenses

Expenses

Expenses

Income

Rate

omitted)

BEGINNING

Investment

(Losses) on

from

Investment

Realized

Total

Fees

Asset

END OF

Investment

Total

Net

Operating

Investment

Turnover

Period (000’s

September 30, 2007Δ

$26.44

$ .37

$

.27

$

.64

$

—

$

—

$

—

$ —§

$

.64

$27.08

2.42%

1.80%**

1.80%**

1.39%††**

2.71%**

213%

$

53,477

Absolute Return Strategies Fund A-Class

March 31, 2006*

25.00

.29

.24

.53

(.07)

—

(.07)

.06***

.52

25.52

2.36%

1.87%**

1.87%**

1.45%††**

2.20%**

127%

5,791

March 31, 2007

25.52

.71

.80

1.51

(.38)

(.22)

(.60)

.01

.92

26.44

6.05%

1.93%

1.93%

1.43%††

2.74%

298%

41,771

September 30, 2007Δ

26.14

.26

.28

.54

—

—

—

—§

.54

26.68

2.07%

2.55%**

2.55%**

2.14%††**

1.96%**

213%

64,709

Absolute Return Strategies Fund C-Class

March 31, 2007

March 31, 2006*

25.00

.19

.24

.43

(.07)

—

(.07)

.06***

.42

25.42

1.96%

2.65%**

2.65%**

2.23%††**

1.42%**

127%

7,352

25.42

.51

.80

1.31

(.38)

(.22)

(.60)

.01

.72

26.14

5.28%

2.66%

2.66%

2.16%††

1.99%

298%

48,052

September 30, 2007Δ

26.46

.37

.27

.64

—

—

—

—§

.64

27.10

2.42%

1.80%**

1.80%**

1.39%††**

2.71%**

213%

212,956

Absolute Return Strategies Fund H-Class

March 31, 2006*

25.00

March 31, 2007

.29

.25

.54

(.07)

—

(.07)

.06***

.53

25.53

2.40%

1.83%**

1.83%**

1.41%††**

2.18%**

127%

30,796

25.53

.72

.80

1.52

(.38)

(.22)

(.60)

.01

.93

26.46

6.09%

1.90%

1.90%

1.40%††

2.78%

298%

176,187

September 30, 2007Δ

23.81

.41

2.81

Commodities Strategy Fund A-Class

March 31, 2007

27.29

.63

(4.15)

(3.52)

—

—

—

.04

(3.48)

23.81

(12.75)%

1.46%

1.17%

1.17%

2.57%

672%

9,720

3.22

(.22)

—

(.22)

.03

3.03

26.84

13.73%

1.52%**

1.20%**

1.20%**

3.38%**

197%

13,464

March 31, 2006*

25.00

.61

1.68

2.29

—

—

—

—

2.29

27.29

9.16%

1.71%**

1.71%**

1.71%**

2.76%**

—

8,751

Commodities Strategy Fund C-Class

March 31, 2007

September 30, 2007Δ

23.47

.33

2.73

3.06

(.22)

—

(.22)

.03

2.87

26.34

13.25%

2.27%**

1.95%**

1.95%**

2.73%**

197%

6,640

March 31, 2006*

25.00

.42

1.68

2.10

—

—

—

—

2.10

27.10

8.40%

2.34%**

2.34%**

2.34%**

1.79%**

—

4,128

27.10

.56

(4.23)

(3.67)

—

—

—

.04

(3.63)

23.47

(13.39)%

2.23%

1.94%

1.94%

2.23%

672%

4,169

September 30, 2007Δ

23.81

.42

2.78

3.20

(.22)

—

(.22)

.03

3.01

26.82

13.65%

1.51%**

1.20%**

1.20%**

3.47%**

197%

69,252

Commodities Strategy Fund H-Class

March 31, 2007

March 31, 2006*

25.00

.61

1.68

2.29

—

—

—

—

2.29

27.29

9.16%

1.57%**

1.57%**

1.57%**

2.56%**

—

29,028

27.29

.77

(4.28)

(3.51)

—

—

—

.03

(3.48)

23.81

(12.75)%

1.49%

1.20%

1.20%

2.99%

672%

35,062

Hedged Equity Fund A-Class

March 31, 2007

25.86

.82

.63

1.45

(.52)

(.51)

(1.03)

.01

.43

26.29

5.82%

2.13%

2.13%

1.41%††

3.15%

282%

7,086

September 30, 2007Δ

26.29

.41

.10

.51

—

—

—

—§

.51

26.80

1.94%

1.92%**

1.92%**

1.39%††**

3.04%**

207%

6,513

March 31, 2006*

25.00

.26

.65

.91

(.09)

—

(.09)

.04***

.86

25.86

3.81%

2.10%**

2.10%**

1.44%††**

1.91%**

159%

1,672

September 30, 2007Δ

25.99

Hedged Equity Fund C-Class

March 31, 2007

25.76

.62

.63

1.25

(.52)

(.51)

(1.03)

.01

.23

25.99

5.05%

2.89%

2.89%

2.17%††

2.40%

282%

8,312

.31

.10

.41

—

—

—

—§

.41

26.40

1.58%

2.66%**

2.66%**

2.13%††**

2.31%**

207%

6,892

March 31, 2006*

25.00

.16

.65

.81

(.09)

—

(.09)

.04***

.76

25.76

3.41%

2.86%**

2.86%**

2.20%††**

1.16%**

159%

2,957

Hedged Equity Fund H-Class

March 31, 2007

September 30, 2007Δ

26.30

.40

.11

.51

—

—

—

—§

.51

26.81

1.94%

1.92%**

1.92%**

1.39%††**

3.02%**

207%

37,192

March 31, 2006*

25.00

.26

.65

.91

(.09)

—

(.09)

.04***

.86

25.86

3.81%

2.07%**

2.07%**

1.41%††**

1.96%**

159%

17,321

25.86

.81

.65

1.46

(.52)

(.51)

(1.03)

.01

.44

26.30

5.86%

2.13%

2.13%

1.41%††

3.14%

282%

28,947

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Net

Realized

(Decrease)

RATIOS TO

Net Increase

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

VALUE,

Investment

Gains

Resulting

from Net

from Net

Redemption

in Net

VALUE,

Total

Investment

Portfolio

End of

NET ASSET

Net

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

Investments

Operations

Income

Gains

Distributions

Collected

Value

PERIOD

Return†††

Expenses

Expenses

Expenses

(Loss)

Rate

omitted)

BEGINNING

Income

(Losses) on

from

Investment

Realized

Total

Fees

Asset

END OF

Investment

Total

Net

Operating

Income

Turnover

Period (000’s

International Rotation Fund A-Class

September 30, 2007Δ* $25.00

$ .01

$ 1.49

$ 1.50

$

—

$

—

$

—

$ .06

$ 1.56

$26.56

6.24%

1.68%**

1.68%**

1.68%**

0.48%**

30%

$

584

International Rotation Fund C-Class

September 30, 2007Δ*

25.00

(.01)

1.55

1.54

—

—

—

.02

1.56

26.56

6.24%

2.43%**

2.43%**

2.43%**

(0.32)%**

30%

2,847

International Rotation Fund H-Class

September 30, 2007Δ*

25.00

.02

1.49

1.51

—

—

—

.06

1.57

26.57

6.28%

1.66%**

1.66%**

1.66%**

0.96%**

30%

9,851

September 30, 2007Δ

25.03

.42

(.27)

.15

—

—

—

.01

.16

25.19

0.64%

1.67%**

1.67%**

1.63%**††

3.33%**

78%

35,985

Managed Futures Strategy Fund A-Class

March 31, 2007*

25.00

.09

(.06)

.03

—

—

—

—§

.03

25.03

0.12%

1.81%**

1.81%**

1.81%**††

2.06%**

20%

23,655

September 30, 2007Δ

25.02

.34

(.29)

.05

—

—

—

.01

.06

25.08

0.24%

2.45%**

2.45%**

2.41%**††

2.73%**

78%

13,192

Managed Futures Strategy Fund C-Class

March 31, 2007*

25.00

.05

(.03)

.02

—

—

—

—§

.02

25.02

0.08%

2.60%**

2.60%**

2.60%**††

1.15%**

20%

2,703

September 30, 2007Δ

25.03

.42

(.27)

.15

—

—

—

.01

.16

25.19

0.64%

1.71%**

1.71%**

1.67%**††

3.38%**

78%

111,972

Managed Futures Strategy Fund H-Class

March 31, 2007*

25.00

.09

(.06)

.03

—

—

—

—§

.03

25.03

0.12%

1.77%**

1.77%**

1.77%**††

2.19%**

20%

45,781

September 30, 2007Δ

42.16

.30

(4.45)

Real Estate Fund A-Class

March 31, 2007

36.46

.46

(4.15)

—

—

—

—

(4.15)

38.01

(9.84)%

1.62%**

1.62%**

1.62%**

1.49%**

393%

5,339

March 31, 2006

27.84

.64

8.18

8.82

—

(.20)

(.20)

—

8.62

36.46

31.75%

1.57%

1.57%

1.57%

2.02%

1,304%

375

5.53

5.99

(.17)

(.12)

(.29)

—

5.70

42.16

16.43%

1.61%

1.61%

1.61%

1.10%

762%

9,061

March 31, 2005*

26.66

.09

1.24

1.33

(.03)

(.12)

(.15)

—

1.18

27.84

4.98%

1.54%**

1.54%**

1.54%**

0.52%**

1,773%

71

Real Estate Fund C-Class

March 31, 2007

35.93

.19

5.39

5.58

(.17)

(.12)

(.29)

—

5.29

41.22

15.53%

2.36%

2.36%

2.36%

0.48%

762%

5,469

September 30, 2007Δ

41.22

.16

(4.37)

(4.21)

—

—

—

—

(4.21)

37.01

(10.21)%

2.37%**

2.37%**

2.37%**

0.78%**

393%

1,140

March 31, 2006

March 31, 2005

26.63

.41

.75

1.16

(.03)

(.12)

(.15)

—

1.01

27.64

4.35%

2.32%

2.32%

2.32%

1.52%

1,773%

1,293

27.64

.43

8.06

8.49

—

(.20)

(.20)

—

8.29

35.93

30.79%

2.36%

2.36%

2.36%

1.35%

1,304%

3,548

March 31, 2004*

25.00

.02

1.61

1.63

—

—

—

—

1.63

26.63

6.52%

2.36%**

2.36%**

2.36%**

0.72%**

102%

7,562

September 30, 2007Δ

42.14

.26

Real Estate Fund H-Class

March 31, 2007

36.47

.54

5.42

5.96

(.17)

(.12)

(.29)

—

5.67

42.14

16.34%

1.62%

1.62%

1.62%

1.35%

762%

25,784

(4.41)

(4.15)

—

—

—

—

(4.15)

37.99

(9.85)%

1.62%**

1.62%**

1.62%**

1.31%**

393%

17,686

March 31, 2005

26.65

.58

.77

1.35

(.03)

(.12)

(.15)

—

1.20

27.85

5.06%

1.58%

1.58%

1.58%

2.08%

1,773%

8,186

March 31, 2006

27.85

.57

8.25

8.82

—

(.20)

(.20)

—

8.62

36.47

31.74%

1.59%

1.59%

1.59%

1.78%

1,304%

49,591

March 31, 2004*

25.00

.10

1.55

1.65

—

—

—

—

1.65

26.65

6.60%

1.61%**

1.61%**

1.61%**

3.83%**

102%

75,916

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Net

Net Increase

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

Realized

(Decrease)

RATIOS TO

NET ASSET

VALUE,

Net

Gains

Resulting

from Net

from Net

in Net

VALUE,

Total

Net

Portfolio

End of

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net Assets,

BEGINNING

Investment

(Losses) on

from

Investment

Realized

Total

Asset

END OF

Investment

Total

Investment

Turnover

Period (000’s

Period Ended

OF PERIOD

Income†

Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

Income

Rate

omitted)

September 30, 2007Δ

$25.35

$

.42

$(2.77)

$(2.35)

$ —

$ —

$ —

$(2.35)

$23.00

(9.27)%

1.67%**

3.38%**

—

$

1,462

Strengthening Dollar 2x Strategy Fund A-Class

March 31, 2006*

25.00

.50

2.37

2.87

(.13)

—

(.13)

2.74

27.74

11.47%

1.68%**

2.17%**

—

91

March 31, 2007

27.74

.91

(3.30)

(2.39)

—

—

—

(2.39)

25.35

(8.62)%

1.66%

3.53%

—

108

September 30, 2007Δ

24.99

.34

(2.74)

(2.40)

—

—

—

(2.40)

22.59

(9.60)%

2.41%**

2.78%**

—

4,402

Strengthening Dollar 2x Strategy Fund C-Class

March 31, 2006*

25.00

.36

2.33

2.69

(.13)

—

(.13)

2.56

27.56

10.75%

2.41%**

1.51%**

—

769

March 31, 2007

27.56

.70

(3.27)

(2.57)

—

—

—

(2.57)

24.99

(9.33)%

2.40%

2.75%

—

2,630

Strengthening Dollar 2x Strategy Fund H-Class

March 31, 2007

27.71

.90

(3.28)

(2.38)

—

—

—

(2.38)

25.33

(8.59)%

1.66%

3.47%

—

11,946

September 30, 2007Δ

25.33

.43

(2.78)

(2.35)

—

—

—

(2.35)

22.98

(9.28)%

1.66%**

3.46%**

—

15,841

March 31, 2006*

25.00

.51

2.33

2.84

(.13)

—

(.13)

2.71

27.71

11.35%

1.66%**

2.19%**

—

7,270

Weakening Dollar 2x Strategy Fund A-Class

March 31, 2007

22.70

.91

2.57

3.48

—

—

—

3.48

26.18

15.33%

1.65%

3.63%

—

21,502

September 30, 2007Δ

26.18

.43

3.11

3.54

—

—

—

3.54

29.72

13.52%

1.66%**

3.20%**

—

33,647

March 31, 2006*

25.00

.51

(2.67)

(2.16)

(.14)

—

(.14)

(2.30)

22.70

(8.65)%

1.70%**

2.66%**

—

2,989

September 30, 2007Δ

Weakening Dollar 2x Strategy Fund C-Class

March 31, 2007

22.55

.71

2.55

3.26

—

—

—

3.26

25.81

14.46%

2.40%

2.87%

—

14,160

25.81

.33

3.05

3.38

—

—

—

3.38

29.19

13.10%

2.41%**

2.46%**

—

18,954

March 31, 2006*

25.00

.34

(2.65)

(2.31)

(.14)

—

(.14)

(2.45)

22.55

(9.25)%

2.46%**

1.79%**

—

3,916

Weakening Dollar 2x Strategy Fund H-Class

March 31, 2007

22.69

.90

2.59

3.49

—

—

—

3.49

26.18

15.38%

1.65%

3.60%

—

110,480

September 30, 2007Δ

26.18

.44

3.09

3.53

—

—

—

3.53

29.71

13.48%

1.66%**

3.22%**

—

124,382

March 31, 2006*

25.00

.49

(2.66)

(2.17)

(.14)

—

(.14)

(2.31)

22.69

(8.69)%

1.68%**

2.53%**

—

51,710

September 23, 2002 — Multi-Cap Core Equity Fund C-Class and H-Class;

* Since the commencement of operations:

March 31, 2004 — Multi-Cap Core Equity Fund A-Class and Sector Rotation Fund A-Class;

February 20, 2004 — Real Estate Fund C-Class and H-Class;

May 25, 2005 — Commodities Strategy Fund A-Class, C-Class, and H-Class, Strengthening Dollar 2x Strategy Fund A-Class, C-Class and H-Class, Weakening Dollar 2x Strategy Fund A-Class,

September 1, 2004 — Real Estate Fund A-Class;

September 19, 2005 — Absolute Return Strategies Fund A-Class, C-Class and H-Class and Hedged Equity Fund A-Class, C-Class and H-Class;

C-Class and H-Class;

August 31, 2007 — International Rotation Fund A-Class, C-Class and H-Class.

March 2, 2007 — Managed Futures Fund A-Class, C-Class and H-Class;

*** Values have been restated to reflect reclassification from Net Realized and Unrealized Gains (Losses) on securities to Redemption Fees collected. This reclassification had no effect on

**

Annualized

period.

Absolute Return Strategies and Hedged Equity Funds' net asset value, per share value, net investment income ratios and total increase (decrease) in net assets from operations during any

†† Operating Expenses exclude short dividends expense.

† Calculated using the average daily shares outstanding for the year.

à  Expense ratios for the period ended March 31, 2004 are calculated for one day only and are not indicative of future class performance.

††† Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

Δ  Unaudited

§  Less than $.01 per share.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

Significant Accounting Policies

Organization

The following significant accounting policies are in con-

The Rydex Series Funds (the “Trust”) is registered with

formity with U.S. generally accepted accounting princi-

the SEC under the Investment Company Act of 1940 (the

ples and are consistently followed by the Trust. All time

“1940 Act”) as a non-diversified, open-ended investment

references are based on Eastern Time. The information

company, and is authorized to issue an unlimited number

contained in these notes may not apply to every Fund in

of no par value shares. The Trust offers five separate

the Trust.

classes of shares, Investor Class Shares, Advisor Class

Shares, A-Class Shares, C-Class Shares and H-Class

A. Equity securities listed on an exchange (New York

Shares. C-Class Shares have a 1% contingent deferred

Stock Exchange (“NYSE”) or American Stock Exchange)

sales charge (“CDSC”) if shares are redeemed within

are valued at the last quoted sales price as of the close

12 months of purchase. Sales of shares of each Class are

of business on the NYSE, usually 4:00 p.m. on the valua-

tion date. Equity securities listed on the NASDAQ mar-

made without a front-end sales charge at the net asset

ket system are valued at the NASDAQ Official Closing

value per share, with the exception of A-Class Shares.

A-Class Shares are sold at net asset value, plus the appli-

Price, usually as of 4:00 p.m. on the valuation date.

Listed options held by the Trust are valued at the Official

cable front-end sales charge. The sales charge varies

Settlement Price listed by the exchange, usually as of

depending on the amount purchased, but will not

exceed 4.75%. A-Class Share purchases of $1 million or

4:00 p.m. In the event that a settlement price is not

more are exempt from the front-end sales charge, but

available, fair valuation is enacted. Over-the-counter

options held by the Trust are valued using the average

have a 1% CDSC if shares are redeemed within 18

months of purchase.

bid price obtained from one or more security dealers.

The value of futures contracts purchased and sold by the

At September 30, 2007, the Trust consisted of fifty-three

Trust is accounted for using the unrealized gain or loss

separate Funds: twenty-two Benchmark Funds, one

on the contracts that is determined by marking the con-

Financial futures contracts are valued at the last quoted

Money Market Fund, ten Alternative Strategy Funds,

tracts to their current realized settlement prices.

seventeen Sector Funds and three Essential Portfolio

Funds. This report covers the ten Alternative Strategy

sales price, usually as of 4:00 p.m. on the valuation date.

Funds (the “Funds”), while the Money Market Fund, the

In the event that the exchange for a specific futures con-

Benchmark Funds, the Sector Funds and the Essential

tract closes earlier than 4:00 p.m., the futures contract is

Portfolio Funds are contained in separate reports. As of

valued at the Official Settlement Price of the exchange.

September 30, 2007, only A-Class, C-Class and H-Class

However, the underlying securities from which the futures

Shares had been issued in the Alternative Strategy Funds.

contract value is derived are monitored until 4:00 p.m. to

All share classes of the Multi-Cap Core Equity Fund, the

determine if fair valuation would provide a more accurate

Sector Rotation Fund, the Absolute Return Strategies

valuation. Short-term securities, if any, are valued at

Fund, the Commodities Strategy Fund, the Hedged

amortized cost, which approximates market value.

Equity Fund and the International Rotation Fund are sub-

ject to a 1% redemption fee when shares are redeemed

Structured notes are valued in accordance with the terms

of their agreement at the value of the underlying index

within 30 days of purchase. All share classes of the

close, usually 4:00 p.m., adjusted for any interest accruals

Managed Futures Strategy Fund are subject to a 1%

redemption fee when shares are redeemed within 90

and financing charges. If the securities comprising the

days of purchase.

underlying index cease trading before a Fund’s close of

business, the index will be fair valued with the use of an

Valu-Trac Investment Management Limited serves as the

appropriate market indicator.

investment sub-advisor to the International Rotation

Fund and is responsible for the development and on-

Traditional open-end investment companies (“Mutual

going maintenance of the investment management strat-

Funds”) are valued at their NAV as of the close of busi-

egy utilized by that Fund.

ness, usually 4:00 p.m. on the valuation date. Exchange

Traded Funds (“ETFs”) and closed-end investment com-

Rydex Investments provides advisory, transfer agent and

panies are valued at the last quoted sales price.

administrative services, and accounting services to the

Trust. Rydex Distributors, Inc. (the “Distributor”) acts

The value of domestic equity index and credit default

swap agreements entered into by a Fund is accounted

as principal underwriter for the Trust. Both Rydex

for using the unrealized gain or loss on the agreements

Investments and the Distributor are affiliated entities.

58

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that is determined by marking the agreements to the

D. Interest and dividend income, most expenses, all real-

last quoted value of the index that the swap pertains

ized gains and losses, and all unrealized gains and losses

to at the close of the NYSE, usually 4:00 p.m. The swap’s

are allocated to the Classes based upon the value of the

market value is then adjusted to include dividends

outstanding shares in each Class. Certain costs, such as

accrued, financing charges and/or interest associated

distribution fees related to A-Class Shares and H-Class

with the swap agreements.

Shares and service and distribution fees related to

The value of foreign equity index, currency index and

C-Class Shares, are charged directly to those specific

variance swap agreements entered into by a Fund is

Classes. In addition, certain expenses have been allo-

accounted for using the unrealized gain or loss on the

cated to the individual Funds in the Trust on a pro rata

agreements that is determined by marking the agree-

basis upon the respective aggregate net asset value of

ments to the price at which orders are being filled at the

each Fund included in the Trust.

close of the NYSE, usually 4:00 p.m. In the event that no

E. When a Fund engages in a short sale of an equity or

order is filled at 4:00 p.m., the security dealer provides a fixed income security, an amount equal to the proceeds

fair value quote at which the swap agreement is valued.

is reflected as an asset and an equivalent liability. The

The swap’s market value is then adjusted to include divi-

amount of the liability is subsequently marked-to-market

dends accrued, financing charges and/or interest associ-

to reflect the market value of the short sale. The Fund

ated with the swap agreements.

maintains a segregated account of cash and/or securities

Investments, including structured notes, for which market

as collateral for short sales. The Fund is exposed to mar-

quotations are not readily available, are fair valued as

ket risk based on the amount, if any, that the market

determined in good faith by Rydex Investments under

value of the security exceeds the market value of the

the direction of the Board of Trustees using methods

securities in the segregated account. Fees, if any, paid to

established or ratified by the Board of Trustees. These

brokers to borrow securities in connection with short

methods include, but are not limited to: (i) general infor-

sales are considered part of the cost of short sale trans-

mation as to how these securities and assets trade; (ii) in

actions. In addition, the Fund must pay out the dividend

connection with futures contracts and options there-

rate of the equity or coupon rate of the treasury obliga-

upon, and other derivative investments, information as

tion to the lender and records this as an expense. Short

to how (a) these contracts and other derivative invest-

dividends or interest expense is a cost associated with

ments trade in the futures or other derivative markets,

the investment objective of short sales transactions,

respectively, and (b) the securities underlying these con-

rather than an operational cost associated with the day-

tracts and other derivative investments trade in the cash

to-day management of any mutual fund.

market; and (iii) other information and considerations,

F. Upon the purchase of an option by a Fund, the pre-

including current values in related-markets.

mium paid is recorded as an investment, the value of

B. Securities transactions are recorded on the trade date

which is marked-to-market daily. When a purchased

for financial reporting purposes. Realized gains and

option expires, that Fund will realize a loss in the amount

losses from securities transactions are recorded using the

of the cost of the option. When a Fund enters into a

identified cost basis. Proceeds from lawsuits related to

closing sale transaction, that Fund will realize a gain or

investment holdings are recorded as realized gains in the

loss depending on whether the proceeds from the clos-

respective Fund. Dividend income is recorded on the ex-

ing sale transaction are greater or less than the cost of

dividend date, net of applicable taxes withheld by for-

the option. When a Fund exercises a put option, that

eign countries. Interest income, including amortization of

Fund will realize a gain or loss from the sale of the

premiums and accretion of discount, is accrued on a

underlying security and the proceeds from such sale will

daily basis.

be decreased by the premium originally paid. When a

Fund exercises a call option, the cost of the security pur-

C. Distributions of net investment income and net real-

ized capital gains are recorded on the ex-dividend date

chased by that Fund upon exercise will be increased by

the premium originally paid. When a Fund writes (sells)

and are determined in accordance with income tax regu-

an option, an amount equal to the premium received is

lations which may differ from U.S. generally accepted

entered in that Fund’s accounting records as an asset

accounting principles. These differences are primarily

due to differing treatments for items such as deferral

and equivalent liability. The amount of the liability is sub-

sequently marked-to-market to reflect the current value

of wash sales and post-October losses and regulated

futures contracts and options. Net investment income

of the option written. When a written option expires, or

if a Fund enters into a closing purchase transaction, that

and loss, net realized gains and losses, and net assets

Fund realizes a gain (or loss if the cost of a closing pur-

are not affected by these differences.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

59

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

chase transaction exceeds the premium received when

the contract are recognized, net of a proportional amount

the option was sold).

of the upfront payment, as realized gains or losses.

G. The Trust may enter into stock and bond index

The Trust may enter into variance swap agreements,

futures contracts and options on such futures contracts.

which are agreements between two parties to make pay-

Futures contracts are contracts for delayed delivery of

ments based on changes in the variance of an index over

securities at a specified future delivery date and at a

a stated period of time. Specifically, one party will be

specific price. Upon entering into a contract, a Fund

required to make a payment to the other party if the

deposits and maintains as collateral such initial margin

variance of an index increases over an agreed upon

as required by the exchange on which the transaction is

period of time, but will be entitled to receive a payment

effected. Pursuant to the contract, the Fund agrees to

from the other party if the variance decreases over that

receive from or pay to the broker an amount of cash

time period. A variance swap that requires a single pay-

equal to the daily fluctuation in value of the contract.

ment on a stated future date will be treated as a forward

Such receipts or payments are known as variation margin

contract. Periodic payments received or paid by a Fund

and are recorded by the Fund as unrealized gains or

are recorded as realized gains or losses. The contracts

losses. When the contract is closed, the Fund records a

are marked-to-market daily based upon quotations from

realized gain or loss equal to the difference between the

market makers and the change, if any, is recorded as

value of the contract at the time it was opened and the

unrealized gain or loss. Payments received or made, are

value at the time it was closed.

recognized as realized gains or losses.

H. The Trust may enter into domestic equity index and

I. The Trust may invest in structured notes, which are

domestic currency index swap agreements, which are

over-the-counter contracts linked to the performance of

over-the-counter contracts in which one party agrees to

an underlying benchmark such as interest rates, equity

make periodic payments based on the change in market

markets, equity indices, commodities indices, corporate

value of a specified equity security, basket of equity

credits or foreign exchange markets. A structured note is

securities, equity index, or domestic currency index, in

a type of bond in which an issuer borrows money from

return for periodic payments based on a fixed or variable

investors and pays back the principal, adjusted for per-

interest rate or the change in market value of a different

formance of the underlying benchmark, at a specified

equity security, basket of equity securities, equity index,

maturity date. In addition, the contract may require

or domestic currency index. Swap agreements are used

periodic interest payments. Structured notes are used

to obtain exposure to an equity or market without own-

to obtain exposure to a market without owning or

ing or taking physical custody of securities. The swap

taking physical custody of securities or commodities.

agreements are marked-to-market daily based upon

Fluctuations in value of the structured notes are recorded

quotations from market makers and the change, if any, is

as unrealized gains and losses in the accompanying

recorded as unrealized gain or loss. Payments received

financial statements. Coupon payments are recorded as

or made as a result of the swap agreement or termina-

income while net payments are recorded as net realized

tion of the agreement are recognized as realized gains

gains or losses.

or losses.

J. Investment securities and other assets and liabilities

The Trust may enter into credit default swap agreements

denominated in foreign currencies are translated into

where one party, the protection buyer, makes an upfront

U.S. dollar amounts at the date of valuation. Purchases

or periodic payments to a counterparty, the protection

and sales of investment securities and, income and expense

seller, in exchange for the right to receive a contingent

items denominated in foreign currencies are translated

payment. The maximum amount of the payment may

into U.S. dollar amounts on the respective dates of such

equal the notional amount, at par, of the underlying

transactions. The Trust does not isolate that portion of

index or security as a result of a related credit event.

the results of operations resulting from changes in for-

Upfront payments received or made by a Fund, are

eign exchange rates on investments from the fluctua-

amortized over the expected life of the agreement.

tions arising from changes in market prices of securities

Periodic payments received or paid by a Fund are

held. Such fluctuations are included with the net realized

recorded as realized gains or losses. The credit default

and unrealized gain and loss from investments.

contracts are marked-to-market daily based upon quota-

Reported net realized foreign exchange gains or losses

tions from market makers and the change, if any, is

recorded as unrealized gain or loss. Payments received

arise from sales of foreign currencies and currency gains

or losses realized between the trade and settlement

or made as a result of a credit event or termination of

dates on investment transactions. Net unrealized

60

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange gains and losses arise from changes in the fair

Throughout the normal course of business, the Funds

values of assets and liabilities other than investments in

enter into contracts that contain a variety of representa-

securities at the fiscal period end, resulting from changes

tions and warranties which provide general indemnifica-

in exchange rates.

tions. The Funds’ maximum exposure under these

claims that may be made against the Funds and/or their

K. The Trust may enter into forward currency contracts

arrangements is unknown, as this would involve future

primarily to hedge against foreign currency exchange

rate risks on its non-U.S. dollar denominated investment

affiliates that have not yet occurred. However, based on

securities. When entering into a forward currency con-

experience, the Funds expect the risk of loss to be remote.

tract, a Fund agrees to receive or deliver a fixed quantity

Short sales are transactions in which a Fund sells an

of foreign currency for an agreed-upon price on an

equity or fixed income security it does not own. If the
agreed future date. These contracts are valued daily

security sold short decreases in price between the time

and the corresponding unrealized gain or loss on the

the Fund sells the security and closes its short position,

contracts, as measured by the difference between the

that Fund will realize a gain on the transaction.

forward foreign exchange rates at the dates of entry

Conversely, if the security increases in price during the

into the contracts and the forward rates at the reporting

period, that Fund will realize a loss on the transaction.

date, is included in the Statement of Assets and

The risk of such price increases is the principal risk of

Liabilities. Realized and unrealized gains and losses are

engaging in short sales.

included in the Statement of Operations.

The risk associated with purchasing options is limited to

L. Certain U.S. Government and Agency Obligations are

the premium originally paid. The risk in writing a covered

traded on a discount basis; the interest rates shown on

call option is that a Fund may forego the opportunity for

the Schedules of Investments reflect the discount rates

profit if the market price of the underlying security

paid at the time of purchase by the Funds. Other securi-

increases and the option is exercised. The risk in writing

ties bear interest at the rates shown, payable at fixed

a covered put option is that a Fund may incur a loss if

dates through maturity. The Funds may also purchase

the market price of the underlying security decreases

American Depository Receipts, U.S. Government securi-

and the option is exercised. In addition, there is the risk

ties, and enter into repurchase agreements.

that a Fund may not be able to enter into a closing

M. The Funds may leave cash overnight in their cash

transaction because of an illiquid secondary market or,

account with the custodian, U.S. Bank. Periodically, a Fund

for over-the-counter options, because of the counter-

may have cash due to custodian bank as an overdraft

party’s inability to perform.

balance. A fee is incurred on this overdraft, calculated by

There are several risks in connection with the use of

multiplying the overdraft by a rate based on the federal

futures contracts. Risks may be caused by an imperfect

funds rate. Segregated cash with the broker is held as

correlation between movements in the price of the

collateral for investments in derivative instruments such

instruments and the price of the underlying securities.

as futures contracts and equity index swap agreements.

In addition, there is the risk that a Fund may not be able

N. The preparation of financial statements, in conformity

to enter into a closing transaction because of an illiquid

with U.S. generally accepted accounting principles,

secondary market.

requires management to make estimates and assump-

There are several risks associated with the use of struc-

tions that affect the reported amount of assets and liabil-

tured notes. Structured securities are leveraged, thereby

ities and disclosure of contingent assets and liabilities at providing an exposure to the underlying benchmark of

the date of the financial statements and the reported

three times the face amount and increasing the volatility

amounts of revenues and expenses during the reporting

of each note relative to the change in the underlying

period. Actual results could differ from these estimates.

linked financial instrument. A highly liquid secondary

2.

Financial Instruments

market may not exist for the structured notes a Fund

invests in, which may make it difficult for that Fund to

As part of its investment strategy, the Trust may utilize

short sales and a variety of derivative instruments, includ-

sell the structured notes it holds at an acceptable price

or to accurately value them. Tracking error risk refers to

ing options, futures, options on futures, structured notes

the risk that a Fund’s Advisor may not be able to cause

and swap agreements. These investments involve, to

the Fund’s performance to match or correlate to that of

varying degrees, elements of market risk and risks in

excess of the amounts recognized in the Statements of

a Fund’s benchmark, either on a daily or aggregate

Assets and Liabilities.

basis. Factors such as Fund expenses, imperfect correla-

tion between the Fund’s investments and those of its

benchmark, rounding of share prices, changes to the

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

61

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

benchmark, regulatory policies, high portfolio turnover

between the price of the instruments and movements in

rate and leverage all contribute to tracking error.

the price of the underlying securities, indices, or futures

Tracking error risk may cause the Fund’s performance to

contracts; iii) the possible absence of a liquid secondary

be less than expected. In addition, structured notes are

market for any particular instrument at any time; and iv)

subject to the risk that the counterparty to the instru-

the potential of counterparty default. The Trust has

ment, or issuer, might not pay interest when due or

established strict counterparty credit guidelines and

repay principal at maturity of the obligation. Although

enters into transactions only with financial institutions of the Trust will not invest in any structured notes unless

investment grade or better.

Rydex Investments believes that the issuer is credit-

worthy, a Fund does bear the risk of loss of the amount

3.

Fees And Other Transactions With Affiliates

expected to be received in the event of the default or

Under the terms of an investment advisory contract, the

bankruptcy of the issuer.

Trust pays Rydex Investments investment advisory fees

calculated at an annualized rate of 0.85% of the average

There are several risks associated with the use of swap

agreements that are different from those associated with

daily net assets of the Real Estate Fund; 0.90% of the

ordinary portfolio securities transactions. Swap agree-

average daily net assets of the Sector Rotation Fund,

ments may be considered to be illiquid. Although the

International Rotation Fund, Managed Futures Strategy

Fund, the Strengthening Dollar 2x Strategy Fund and the

Trust will not enter into any swap agreement unless

Rydex Investments believes that the other party to the

Weakening Dollar 2x Strategy Fund; and 1.15% of the

transaction is creditworthy, the Funds bear the risk of

average daily net assets of the Absolute Return

Strategies Fund and the Hedged Equity Fund.

loss of the amount expected to be received under a

tract, the Trustees voted to implement a performance

swap agreement in the event of the default or bank-

Also under the terms of the investment advisory con-

ruptcy of the agreement counterparty.

There are several risks associated with credit default

adjustment for the Multi-Cap Core Equity Fund. The

Trust pays Rydex Investments investment advisory fees

swaps. Credit default swaps involve the exchange of

calculated at a basic annual fee rate of 0.70% of the

a fixed-rate premium for protection against the loss in

average daily net assets of this Fund, adding or subtract-

value of an underlying debt instrument in the event of

a defined credit event (such as payment default or bank-

ing a performance rate up to 0.20%. The basic annual

ruptcy). Under the terms of the swap, one party acts as a

fee rate, along with the performance adjustment allows

“guarantor,” receiving a periodic payment that is a fixed

the total fee to increase to a maximum of 0.90% or

percentage applied to a notional principal amount. In

decrease to a minimum of 0.50%, depending on the

return, the party agrees to purchase the notional amount

investment performance of the Fund relative to the

of the underlying instrument, at par, if a credit event

Russell 3000 Index (the “Index”). The performance com-

occurs during the term of the swap. A Fund may enter

parison will be made for a rolling 12-month period, with

performance adjustments made at the end of each

into credit default swaps in which that Fund or its coun-

terparty acts as guarantor. By acting as the guarantor of

month. Because the performance adjustment is applied

a swap, that Fund assumes the market and credit risk of

relative to the performance of the Index, Rydex

the underlying instrument, including liquidity and loss

Investments could receive a positive performance adjust-

ment even during periods where the Fund’s performance

of value.

is negative. At September 30, 2007, the effective man-

In conjunction with the use of short sales, options,

agement fee was 0.50% of the Fund’s average daily

futures, options on futures and swap agreements, the

net assets.

Funds are required to maintain collateral in various

forms. The Funds use, where appropriate, depending on

Effective May 1, 2006, Rydex Investments has contractu-

the financial instrument utilized and the broker involved,

ally agreed to waive its 0.75% investment advisory fee

to the extent necessary to limit the ordinary operating

margin deposits at the broker, cash and/or securities

segregated at the custodian bank, discount notes, or

expenses of the Commodities Strategy Fund (but exclud-

ing interest expenses, brokerage commissions and

the repurchase agreements allocated to each Fund.

extraordinary expenses) to not more than 1.29% per

The risks inherent in the use of short sales, options,

annum of the average monthly net assets of the Fund

futures contracts, options on futures contracts, structured

(the “Contractual Fee Waiver”). The Contractual Fee

notes and swap agreements include i) adverse changes

Waiver was unable to be modified or eliminated prior

in the value of such instruments; ii) imperfect correlation

to August 1, 2007.

62

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As part of its agreement with the Trust, Rydex

The Trust has adopted a separate Distribution and

Investments will pay all expenses of the Absolute Return

Shareholder Services Plan applicable to its C-Class

Strategies Fund and Hedged Equity Fund, including the

Shares that allows the Funds to pay annual distribution

cost of transfer agency, custody, fund administration,

and service fees of 1.00% of the Funds’ C-Class Shares

legal, audit and other services, except interest expense,

average daily net assets. The annual 0.25% service fee

taxes (expected to be de minimis), brokerage commis-

compensates the shareholder’s financial advisor for pro-

sions and other expenses connected with execution of

viding on-going services to the shareholder. The annual

portfolio transactions, short dividend expenses, and

0.75% distribution fee reimburses the Distributor for pay-

extraordinary expenses.

ing the shareholder’s financial advisor an on-going sales

Rydex Investments provides transfer agent and adminis-

commission. The Distributor advances the first year’s

trative services to the Funds for fees calculated at an

service and distribution fees to the Financial Advisor.

annualized rate of 0.25% of the average daily net assets

The Distributor retains the service and distribution fees

of each Fund. Fees related to the Absolute Return

on accounts with no authorized dealer of record.

Strategies and Hedged Equity Funds are paid by Rydex

During the period ended September 30, 2007, the

Investments, as previously noted.

Distributor retained sales charges of $370,341 relating to

Rydex Investments provides accounting services to the

sales of A-Class Shares of the Trust.

Trust whose fee is calculated at an annualized rate of

Certain officers and trustees of the Trust are also officers

0.10% on the first $250 million of the average daily net

of Rydex Investments.

assets, 0.075% on the next $250 million of the average

daily net assets, 0.05% on the next $250 million of the

4.

Federal Income Tax Information

average daily net assets, and 0.03% on the average

The Funds intend to comply with the provisions of

daily net assets over $750 million of each Fund. Fees

Subchapter M of the Internal Revenue Code applicable

related to the Absolute Return Strategies and Hedged

to regulated investment companies and will distribute

to shareholders. Therefore, no Federal income tax provi-

Equity Funds are paid by Rydex Investments, as previ-

substantially all net investment income and capital gains

sion has been recorded.

ously noted.

Rydex Investments engages external service providers to

perform other necessary services for the Trust, such as

Income and capital gain distributions are determined in

audit related services, legal services, custody, printing

accordance with Federal income tax regulations, which

and mailing, etc., on a pass-through basis. Such expenses

may differ from U.S. generally accepted accounting prin-

vary from Fund to Fund and are allocated to the Funds

ciples. These differences are primarily due to differing

based on relative net assets. Any of these expenses allo-

treatments for derivatives, foreign currency transactions,

cated to the Absolute Return Strategies and Hedged

losses deferred due to wash sales, losses deferred due

Equity Funds are paid by Rydex Investments, as previ-

to post-October losses, and excise tax regulations.

ously noted. Organizational and setup costs for new

Permanent book and tax basis differences, if any, will

funds are paid by the Trust.

result in reclassifications. This includes reclasses due to

The Trust has adopted a Distribution Plan applicable to

net operating losses, non-deductible expenses, differ-

its A-Class Shares and H-Class Shares for which the

ences in the treatment of certain investments, and the

Distributor and other firms that provide distribution

utilization of earnings and profits distributed to the

and/or shareholder services (“Service Providers”) may

shareholders on redemption of shares as part of the divi-

receive compensation. If a Service Provider provides dis-

dends paid deduction for income tax

tribution services, the Trust will pay distribution fees to

purposes. These reclassifications have no effect on net

the Distributor at an annual rate not to exceed 0.25% of

assets or net asset values per share.

average daily net assets, pursuant to Rule 12b-1 of the

1940 Act. The Distributor, in turn, will pay the Service

Provider out of its fees.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

63

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At September 30, 2007, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax

Tax

Net

Fund

Cost

Gain

Loss

Gain (Loss)

Tax

Unrealized

Unrealized

Unrealized

Multi-Cap Core Equity Fund

$

65,891,880

$

8,864,529

$

(3,586,479)

$

5,278,050

Sector Rotation Fund

390,816,177

56,673,573

(5,860,762)

50,812,811

Absolute Return Strategies Fund

238,215,957

19,436,960

(15,995,539)

3,441,421

Commodities Strategy Fund

93,821,347

5,076,971

(69,350)

5,007,621

Hedged Equity Fund

40,257,417

3,489,524

(2,698,008)

791,516

International Rotation Fund

10,620,121

525,641

—

525,641

Managed Futures Strategy Fund

165,688,311

406,676

(2,038,408)

(1,631,732)

Real Estate Fund

26,504,446

3,137,681

(23,763)

3,113,918

Strengthening Dollar 2x Strategy Fund

23,070,529

—

—

—

Weakening Dollar 2x Strategy Fund

158,642,514

—

—

—

5.

Repurchase Agreements

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The

collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreements at maturity. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of September 30, 2007, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Mizuho Financial Group, Inc.

3.96% due 10/01/07

$850,000,000

$

850,000,000

$

850,280,500

Lehman Brothers Holdings, Inc.

Credit Suisse Group

3.90% due 10/01/07

3.95% due 10/01/07

521,019,159

160,971,201

521,019,159

160,971,201

521,188,491

161,024,187

Morgan Stanley

3.80% due 10/01/07

100,000,000

100,000,000

100,031,667

$1,631,990,360

$1,632,524,845

As of September 30, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Notes

U.S. Treasury Bills

09/15/07 – 11/15/14

2.63% – 6.00%

$821,412,000

$

840,862,329

TIP Notes

01/15/10 – 01/15/14

10/04/07 – 04/27/08

0.00%

458,425,000

457,589,357

U.S. Treasury Bonds

05/15/16 – 05/15/37

1.88% – 4.25%

5.00% – 8.88%

238,718,000

43,298,000

281,318,679

52,816,351

TIP Bonds

01/15/25 – 04/15/29

2.38% – 3.88%

21,420,000

31,858,301

$1,664,445,017

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is poten-

tial loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The Trust’s investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

64

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

6.

Securities Transactions

During the period ended September 30, 2007, the cost of purchases and proceeds from sales of investment securities,

excluding short-term and temporary cash investments, were:

Core Equity

Multi-Cap

Sector Rotation

Absolute Return

Strategies

Commodities

Strategy

Hedged Equity

Fund

Fund

Fund

Fund

Fund

Purchases

$45,013,522

$420,140,651

$455,368,783

$61,947,794

$59,849,195

Sales

$58,624,606

$425,913,701

$398,100,988

$51,126,861

$59,510,345

International

Managed

Strengthening Dollar

Weakening Dollar

Rotation

Fund

Futures Strategy

Real Estate

2x Strategy

2x Strategy

Fund

Fund

Fund

Fund

Purchases

$8,693,101

$72,843,777

$

96,996,793

$

—

$

—

Sales

$2,102,601

$35,694,453

$109,583,232

$

—

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

65

NOTES TO FINANCIAL STATEMENTS (continued)

7.

Share Transactions

The Trust is authorized to distribute an unlimited number of no par value shares. Transactions in shares for the periods presented were:

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

Multi-Cap Core Equity Fund

A-Class

89,136

512,324

—

25,016

(158,793)

(388,196)

(69,657)

149,144

C-Class

H-Class

169,534

325,788

2,703,163

915,144

—

—

132,999

120,278

(772,088)

(493,894)

(3,585,911)

(1,101,463)

(602,554)

(168,106)

(749,749)

(66,041)

Sector Rotation Fund

A-Class

890,957

2,915,024

—

99,346

(649,483)

(2,349,522)

241,474

664,848

C-Class

H-Class

4,597,174

1,156,130

17,047,675

5,827,906

—

—

340,057

297,000

(3,511,201)

(1,634,222)

(24,762,620)

(5,985,481)

1,085,973

(478,092)

139,425

(7,374,888)

Absolute Return Strategies Fund

A-Class

844,578

1,743,268

—

23,781

(449,716)

(414,314)

394,862

1,352,735

C-Class

H-Class

2,816,629

973,876

8,184,826

1,992,272

—

—

121,837

29,287

(1,617,350)

(386,181)

(2,854,821)

(472,761)

587,695

1,548,798

1,199,279

5,451,842

Commodities Strategy Fund

A-Class

303,840

1,038,828

4,195

—

(214,543)

(951,294)

93,492

87,534

C-Class

H-Class

2,781,757

274,841

6,197,206

257,580

9,710

2,792

—

—

(1,682,375)

(203,154)

(5,788,416)

(232,273)

1,109,092

74,479

408,790

25,307

Hedged Equity Fund

A-Class

72,902

260,802

—

4,214

(99,409)

(60,153)

(26,507)

204,863

C-Class

H-Class

472,509

85,988

1,077,651

320,629

—

—

42,094

12,011

(185,840)

(144,719)

(127,584)

(58,731)

205,056

(688,667)

286,669

431,078

International Rotation Fund*

A-Class

C-Class

22,005

—

—

—

(2)

—

22,003

—

H-Class

435,179

110,125

—

—

—

—

—

—

(64,472)

(2,933)

—

—

370,707

107,192

—

—

Managed Futures Strategy Fund

A-Class

862,783

C-Class

452,309

945,889**

—

—**

(378,988)

(936)**

483,795

944,953**

H-Class

3,618,061

2,234,248**

108,028**

—

—**

(34,433)

—

—**

(1,001,275)

(405,431)**

—**

417,876

108,028**

2,616,786

1,828,817**

Real Estate Fund

A-Class

76,633

564,891

—

1,050

(151,100)

(361,294)

(74,467)

204,647

C-Class

H-Class

3,574,019

277,602

16,747,783

515,598

—

—

13,156

1,190

(3,720,375)

(379,487)

(17,508,928)

(482,847)

(146,356)

(101,885)

(747,989)

33,941

** Since the commencement of operations: March 2, 2007.

* Since the commencement of operations: August 31, 2007.

† Unaudited

NOTES TO FINANCIAL STATEMENTS (continued)

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

September 30,

March 31,

2007

2007†

2007

Strengthening Dollar 2x Strategy Fund

A-Class

C-Class

159,585

475,710

722,596

68,374

—

—

—

—

(100,256)

(386,051)

(645,264)

(67,427)

59,329

89,659

77,332

947

H-Class

3,560,759

8,295,060

—

—

(3,342,972)

(8,085,732)

217,787

209,328

Weakening Dollar 2x Strategy Fund

A-Class

C-Class

679,543

355,878

1,294,478

1,087,128

—

—

—

—

(368,573)

(255,040)

(604,890)

(712,256)

310,970

100,838

689,588

374,872

H-Class

3,891,360

17,478,708

—

—

(3,925,202)

(15,536,958)

(33,842)

1,941,750

† Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

8.

Portfolio Securities Loaned

The Trust may lend its securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Trust acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Trust receives cash collateral, valued at 100% of the value of the securi-

ties on loan, which is initially held in a segregated account at U.S. Bank. As agent, U.S. Bank may, for investment purposes,

pool the Trust’s collateral in joint accounts with cash collateral from one or more other securities lending customers of U.S.

Bank. Under the terms of the Trust’s securities lending agreement with U.S. Bank, cash collateral may be invested by U.S.

Bank in certain high quality, liquid investments. At September 30, 2007, the pooled cash collateral investments consisted of mutual funds (92.02%) and repurchase agreements (7.98%). Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Trust could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Trust has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities.

Shares

Market Value

MUTUAL FUND

92.02%

Mount Vernon Securities Lending Trust

1,166,989,146

$ 1,166,989,146

TOTAL

$ 1,166,989,146

Cost

Market Value

Repurchase Date

REPURCHASE AGREEMENT

7.98%

Rate

5.05%

Goldman Sachs Group, Inc.

$101,250,000

$

101,250,000

10/01/07

TOTAL

$    101,250,000

100.00%

GRAND TOTAL

$ 1,268,239,146

As of September 30, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Range of Rates

Security Type

Current Par Value

Market Value

Maturity

0.00% – 6.51%

Federal Mortgage Backed Securities

$156,874,854

$

103,275,001

04/01/33 – 07/25/36

$

103,275,001

At September 30, 2007 the following Funds participated in securities lending and received cash collateral:

Fund

Cash Collateral

Value of Securities Loaned

Multi-Cap Core Equity Fund

$

8,163,346

$

7,803,167

Sector Rotation Fund

Absolute Return Strategies Fund

50,996,329

79,793,952

49,117,574

77,179,907

Commodities Strategy Fund

Hedged Equity Fund

8,396,422

3,484,194

8,127,927

3,354,070

Managed Futures Strategy Fund

4,067,394

Real Estate Fund

5,449,386

3,948,621

5,221,649

68

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

9.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for

Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized,

measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-

likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-

not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period. Management adopted FIN 48 on September 2, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the poten-

tial effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS

157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the

Funds’ financial statements.

10

Acquisition of Rydex Investments and the Distributor

On June 28, 2007, Rydex NV, Inc. and Security Benefit Corporation (“Security Benefit”) entered into an agreement pur-

suant to which Rydex Investments, together with several other Rydex entities, will be acquired by Security Benefit, a finan-

cial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education,

government, institutional, and qualified plan markets (the “Transaction”). Upon completion of the Transaction, Rydex

Investments and the Distributor will be wholly-owned subsidiaries of Security Benefit. While the Transaction will have no material impact on the Funds or their shareholders, it will result in a change of control of Rydex Investments, which in turn will cause the termination of the investment advisory agreement between Rydex Investments and the Funds.

As a result, a Special Meeting of Shareholders (the “Meeting”) of the Funds was held on October 4, 2007, for the purpose of asking shareholders of record to approve a new investment advisory agreement between Rydex Investments and the Funds under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the 4th Quarter of 2007. Shareholders of the Funds will receive additional, and more detailed, information about the

Transaction as that information becomes available.

The Transaction will have no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex

Investments under the New Agreement, or the persons responsible for the management of the Funds. Thus, the

Transaction should have no impact on the Funds’ shareholders.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

69

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to share-

holders, without charge and upon request, by calling 1-800-820-0888.

Rydex Investments Board Review and Approval of the Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement be specifically approved by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Rydex Series Funds Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements between Rydex

Series Funds (the “Trust”) and PADCO Advisors, Inc., which does business under the name Rydex Investments (“Rydex

Investments”), (the “Current Agreements”) with respect to existing funds in the Trust, including the funds discussed in this

Semi-Annual Report (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agreements pursuant to which Rydex Investments provides investment advisory services to certain other registered investment companies. In prepa-

ration for the meeting, the Board requests and reviews a wide variety of materials provided by Rydex Investments, includ-

ing information about Rydex Investments’ affiliates, personnel and operations. The Board also receives data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agree-

ments. In addition, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of fund management, and participate in question and answer sessions with repre-

sentatives of Rydex Investments.

At a Special Meeting of the Board held on July 10, 2007, and subsequently, during the Board’s regular quarterly meeting held on August 27 and 28, 2007 (the “Annual Renewal Meeting” and together with the July 10, 2007 Meeting, the

“Meetings”), the Board considered and voted in favor of new investment advisory agreements for Rydex Series Funds

(each, a “New Agreement” and collectively, the “New Agreements”), which, subject to their approval by each Fund’s shareholders, will enable Rydex Investments to continue to serve as investment adviser to each Fund after the completion of the acquisition of Rydex Investments’ parent, Rydex Holdings, Inc. (the “Transaction”). During the Annual Renewal

Meeting, the Board also considered and approved the selection of Rydex Investments and the continuance of the Current

Agreements for an additional one-year period or until the closing of the Transaction, based on its review of qualitative and quantitative information provided by Rydex Investments.

Board Considerations in Approving the New Agreements and the Continuation of the Current Agreements

In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex

Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex

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Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex

Investments’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Rydex

Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex

Investments’ policies on and compliance procedures for personal securities transactions; (j) Rydex Investments’ reputation,

expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below.

In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-

important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Current Agreements and New Agreements were fair and reasonable; (b) concluded that Rydex Investments’

fees were reasonable in light of the services that Rydex Investments provides to the Funds; (c) agreed to renew each

Current Agreement for an additional one-year term; and (d) agreed to approve the New Agreements for an initial term of two years.

In approving the New Agreements and the continuation of the Current Agreements at the Annual Renewal Meeting, the

Board, including the Independent Trustees advised by independent counsel, considered the factors discussed below.

Nature, Extent And Quality Of Services Provided By Rydex Investments

At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under each Current Agreement and noted that there would be no significant differences between the scope of serv-

ices required to be provided by Rydex Investments for the past year and the scope of services required to be pro-

vided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by Rydex

Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex

Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding the portfolio management and com-

pliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Rydex Investments’ investment processes and strate-

gies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those

Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section 12(d)(1), the Board consid-

ered and determined that the advisory fees charged under the Current Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated ETF does not alle-

viate Rydex Investments’ duties and responsibilities as investment adviser to the Fund. The Board also noted the sub-

stantial volume of portfolio trades and shareholder transaction activity, in general, processed by Rydex Investments due to the unlimited exchange policy of the majority of the Funds. The Board further noted that the Funds have con-

sistently met their investment objectives since their respective inception dates. Based on this review, the Board con-

cluded that the nature, extent, and quality of services to be provided by Rydex Investments to the Funds under the

Current Agreements were appropriate and continued to support the Board’s original selection of Rydex Investments as investment adviser to the Funds.

Fund Expenses And Performance Of The Funds And Rydex Investments

At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act deter-

mined by Rydex Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is gen-

erally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical informa-

tion prepared by Rydex Investments relating to the performance of each Fund, as well as each Fund’s ability to successfully track its benchmark over time, and a comparison of each Fund’s performance to funds with similar invest-

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OTHER INFORMATION (Unaudited) (continued)

ment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the unique nature of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board noted that most of the Funds either outperformed their peer funds or performed in line with them over relevant periods. The Board also noted that the investment advisory fees for the Funds were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the

Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Agreements.

Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates

At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex

Investments based on the advisory fees payable under the Current Agreements for the last calendar year. Rydex

Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to

Rydex Investments. The Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by Rydex Investments and/or its affiliates in connection with the services provided to the

Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’

profit margin as reflected in Rydex Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex

Investments and its affiliates under the Current Agreements and from other relationships between the Funds and

Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

Economies Of Scale

In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels.

The Board noted that neither the Current Agreements nor the New Agreements for the Funds provided for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex Investments’ assets under management were significant, the amount is spread among more than 100 Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the

Funds to engage in unlimited trading. The Board also reviewed and considered Rydex Investments’ historic profitabil-

ity as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.

Other Benefits To Rydex Investments And/Or Its Affiliates

At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review, the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to each Trust will benefit the Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the

Funds’ shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.

Additional Considerations in Approving the New Agreements

On June 18, 2007, the Trustees met with representatives of Security Benefit and the management of Rydex Investments for the purpose of learning more about Security Benefit and the proposed Transaction. Immediately following the announcement that Rydex and Security Benefit entered into a purchase and sale agreement, the Trustees requested that

Rydex Investments provide the Board with additional information pertaining to the effect of the proposed change of con-

trol on Rydex Investments’ personnel and operations and the terms of the New Agreements. Rydex Investments presented its response to the Board’s request for additional information prior to and at a Special Meeting of the Boards of Trustees

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

held on July 10, 2007. Rydex Investments provided the Board with oral and written information to help the Board evaluate the impact of the change of control on Rydex Investments, Rydex Investments’ ability to continue to provide investment advisory services to the Funds under the New Agreements, and informed the Board that the contractual rate of Rydex

Investments’ fees will not change under the New Agreements. Rydex Investments also affirmed that the terms of the New

Agreements were the same in all material respects to those of the Current Agreements.

The Trustees deliberated on the approval of each New Agreement in light of the information provided. The Board deter-

mined that the terms of the New Agreements set forth materially similar rights, duties and obligations on Rydex

Investments with regard to the services to be provided to the Trusts, and provided at least the same level of protection to each Trust, the Funds and the Funds’ shareholders as the Current Agreements. The Board also noted that Rydex

Investments’ fee for its services to the Funds under the New Agreements would be the same as its fees under the Current

Agreements. The Board further noted that all considerations, determinations and findings related to the approval of the continuation of the Current Agreements, as discussed above, were equally relevant to their approval of the New

Agreements, along with the additional factors relevant to the proposed change of control discussed below.

Nature, Extent And Quality Of Services Provided By The Advisor

The Board noted that Rydex Investments was taking appropriate steps to maintain its associates through the closing of the Transaction by, in part, keeping them informed of the potential Transaction and awarding key personnel with incentives to emphasize their value to Rydex Investments. As a result of these efforts, it is anticipated that the key investment and management personnel servicing the Funds will remain with Rydex Investments following the

Transaction and that the investment and management services provided to the Funds by Rydex Investments will not change. The Board also considered Rydex Investments’ and Security Benefit’s representations to the Board that

Security Benefit intends for Rydex Investments to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the Transaction should have no impact on the day-to-day operations of Rydex Investments, or the persons responsible for the management of the Funds. Based on this review, the Board concluded that the range and quality of services provided by Rydex Investments to the Funds were appropriate and were expected to continue under the New Agreements, and that there was no reason to expect the consummation of the Transaction to have any adverse effect on the services provided by Rydex Investments and its affiliates or the future performance of the Funds.

Fund Expenses

The Board also considered the fact that the fees payable to Rydex Investments and other expenses of the Funds would be the same under the New Agreements as they are under the Current Agreements, and on this basis, the

Board concluded that these fees and expenses continued to be satisfactory for the purposes of approving the New

Agreements. More detailed information regarding the fees under each New Agreement is contained in the Proxy

Statement and accompanying materials dated September 6, 2007.

Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates

Because Rydex Investments’ fees under the New Agreements are the same as those assessed under the Current

Agreements, the Board concluded that the profits to be realized by Rydex Investments and its respective affiliates under the New Agreements and from other relationships between the Funds and Rydex Investments, if any, should remain within the range the Board considered reasonable and appropriate. The Board further noted that, although it is not possible to predict how the Transaction may affect Rydex Investments’ future profitability from its relationship with the Funds, this matter would be given further consideration on an annual basis going forward.

Economies Of Scale

The Board further considered the potential economies of scale that may result from the Transaction, and concluded that the extent of such economies of scale could not be predicted in advance of the closing of the Transaction.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund

Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––––––

(Year Began)

––––––––––——––––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

141

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC

(2005 to present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive

Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

141

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice

President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of

Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating

Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––––––

(Year Began)

––––––––––——––––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

133

Trustee, Chairman of the Board (1940)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

133

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006-present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

133

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––––––

(Year Began)

––––––––––——––––––

Funds Overseen

Werner E. Keller

Rydex Series Funds – 2005

133

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

133

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

133

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

133

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––––––––––

Year of Birth

––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds, Rydex

Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust (2003 to

present); Senior Vice President of Rydex Investments (2003 to present);

Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003

to 2006); Vice President of Accounting of Rydex Investments (2000 to

2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and

Chief Compliance Officer and

Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds,

Secretary (1966)

Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present);

Secretary of Rydex ETF Trust (2002 to present); Vice President of

Compliance of Rydex Investments (2000 to present); Secretary of Rydex

Capital Partners SPhinX Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex

Assistant Treasurer (1966)

Dynamic Funds, Rydex ETF Trust (2006 to present); Vice President of

Rydex Investments (2004 to present); Director of Accounting of Rydex

Investments (2003 to 2004); Vice President of Mutual Funds, State Street

Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic

Controller (1974)

Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*

Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800-820-0888

RSTF–SEMI–0907X0308